UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08879

SUN CAPITAL ADVISERS TRUST

(Exact name of registrant as specified in charter)

One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481
(Address of principal executive offices) (Zip code)

James M.A. Anderson

Sun Capital Advisers Trust

One Sun Life Executive Park

Wellesley Hills, Massachusetts 02481

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 432-1102 x3330

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended:

SUN CAPITAL ADVISERS TRUST®

Semi-Annual Report June 30, 2008

Sun Capital Investment Grade Bond Fund®

Sun Capital Money Market Fund®

Sun Capital Global Real Estate Fund®

SCSM Davis Venture Value Fund

SCSM Oppenheimer Main Street Small Cap Fund

SCSM Oppenheimer Large Cap Core Fund

SCSM FI Large Cap Growth Fund*

SCSM Blue Chip Mid Cap Fund**

SCSM Lord Abbett Growth & Income Fund

SCSM Goldman Sachs Mid Cap Value Fund

SCSM Goldman Sachs Short Duration Fund

SCSM PIMCO High Yield Fund

*	Effective August 1, 2008, the name of the Fund was changed to SCSM WMC Large Cap Growth Fund.

**	Effective August 1, 2008, the name of the Fund was changed to SCSM WMC Blue Chip Mid Cap Fund.

Sun Capital Advisers Trust is a mutual fund registered with the Securities and Exchange Commission under the Investment Company Act of 1940. Its investment adviser is Sun Capital Advisers LLC®, a member of the Sun Life Financial group of companies.

Please Note:

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

The views and opinions expressed in each Fund’s “Management’s Discussion and Analysis” are those of the portfolio manager(s) of the Fund. The views and opinions expressed, and the portfolio holdings described, are as of June 30, 2008, and are subject to change at any time without notice due to market or other conditions. These should not be construed as investment advice or as a recommendation to buy or sell any security. Any forecasts or other forward looking views may not come to pass. Past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSION & ANALYSIS

INVESTMENT GRADE BOND FUND

Performance of the Investment Grade Bond Fund continues to be dictated by the performance of “spread” product including the credit, MBS and CMBS sectors. Other than US Treasuries, liquidity as well as pricing remains extremely volatile and unpredictable with little regard for fundamentals.

During the six months ended June 30, 2008 both US monetary and fiscal policy attempted to avoid a systematic shut-down of the US financial system as the credit crisis intensified. Financial firms around the globe have reported more than $400 billion is asset-related writedowns, another blow to the confidence of the financial system. One of the largest investment banks in the world, Bear Stearns, needed the Federal Reserve and the US Treasury to “broker” a weekend deal with JP Morgan to avoid a bankruptcy filing and the crisis of confidence that would have erupted. When one considers the duties of the US Federal Reserve, all were evoked during the historical first six months of 2008, including the Federal Funds rate being reduced by 225 basis points to 2%.

With the JP Morgan purchase of Bear Stearns, we believe systematic risk has been removed from the financial markets, at least in the intermediate term. The Fed continued to combat the current credit crisis by utilizing both traditional and non-traditional measures. In addition to cutting the Federal Funds rate by 225 basis points to 2.00% and the discount rate by 300bps to 2.25% since year-end, the Fed has also injected liquidity into the financial system with no less than five innovative lending programs, three announced in the month of March alone. Perhaps the most influential, the Primary Dealer Credit Facility (PDCF) which allows investment banks to borrow from the Federal Reserve’s lending window, similar to a bank. This program, not seen since the 1930s, essentially eliminates a “Bear Stearns” like crisis of confidence or “run on the bank”. The Fed’s various programs, which typically accept only US Treasuries as collateral, will also be accepting residential and commercial mortgages, and investment grade corporate securities, in an effort to inject liquidity back into the various sectors of the financial markets. Reductions in required capital for Fannie Mae and Freddie Mac, who own or guarantee more than 40% of the $11.5 trillion in outstanding residential mortgage debt, will also positively impact not only liquidity in the MBS sector, with the potential purchase of up to $2 trillion in MBS, but also the ability to secure a mortgage. Also improving the liquidity situation in the beleaguered MBS sector, the Federal Home Loan Banks (FHLB) will be allowed to purchase up to $150 billion in mortgages guaranteed by Fannie Mae and Freddie Mac.

Five-year and longer US Treasury yields declined marginally over the first six months of 2008 while the 2-year declined by 43 basis points to 2.6% benefiting from a significant flight to quality. The Lehman Brothers Aggregate Bond Index (the “Index”), as well as the US Treasury, US Agency and mortgaged-backed security (MBS) sectors, all reported positive absolute returns for the first-half of 2008. The credit, commercial-mortgaged backed security (CMBS) and asset-backed security (ABS) sectors generated negative returns during the same time frame. The Index and all of its sectors reported significant negative excess returns (vs. duration neutral US Treasuries) for the first six months of 2008.

Major stock indicies, as well as many individual stocks are below their mid March 2008 lows reached prior to the JP Morgan/Federal Reserve bailout of Bear Stearns. The S&P 500 is more than 20% off its highs reached in mid October 2007. Corporate credit markets have been a bit more resilient as of late, while residential and commercial mortgage indices are close to their credit crisis wide levels. While the US economy is teetering towards a significant slowdown, many countries around the world are increasing their interest rates to fight inflation, including the heavily watched countries of Brazil, Russia, India and China. Our own Central Bank is most likely on hold for the remainder of the year as anemic growth and continued shaky financial markets argue against interest rate increases, despite recent inflationary headwinds.

MANAGEMENT’S DISCUSSION & ANALYSIS (Continued)

Large financial institutions, which have reported more than $400 billion in asset write-downs over the last few quarters do not retain the capacity to act as liquidity providers. As a result, asset prices have plummeted as “forced sellers”, including hedge funds and broker-dealers’ proprietary trading desks liquidate securities regardless of the price. We have tried to take advantage of these opportunities as current spread levels across all sectors imply unfounded levels of defaults.

We will continue to search “through the rubble” and look to enhance the portfolio while also remaining cognizant of the overall level of risk. Given the existing market dislocation, prudent portfolio construction is key. The current portfolio remains poised to benefit from a return to rational pricing and risk management, although patience will be necessary. We continue to seek value from an irrational marketplace. Portfolio duration, given our interest rate outlook, will remain slightly short to matched when compared to the benchmark duration.

INVESTMENT GRADE BOND FUND

TOP TEN BOND ISSUERS At June 30, 2008	PORTFOLIO COMPOSITION At June 30, 2008

% of Net Assets
Federal National Mortgage Association	25.2%
Federal Home Loan Mortgage	9.7
U.S. Treasury Notes	3.4
Residential Accredited Loans, Inc.	1.8
Government National Mortgage Association.	1.6
Rogers Wireless, Inc.	1.6
GMAC Commercial Mortgage Securities Inc.	1.5
Bear Stearns Commercial Mortgage Securities	1.5
Mashantucket Western Pequot Tribe	1.4
Enterprise Products Operating LP	1.4

% of Net Assets
Corporate Debt Obligations	46.5%
U.S. Government Agency Obligations	39.8
Commercial Mortgage Backed Securities	13.0
Asset Backed Securities	0.4
Short Term Investments	0.0 *
Other assets less liabilities	0.3

TOTAL	100.0%

*	Amount is less than 0.05%.

Comparison of Change in Value of a $10,000 Investment in the Investment Grade Bond Fund – Initial Class and the Lehman Brothers Aggregate Bond Index

Comparison of Change in Value of a $10,000 Investment in the Investment Grade Bond Fund – Service Class and the Lehman Brothers Aggregate Bond Index

INVESTMENT GRADE BOND FUND

Total Returns for Periods Ended June 30, 2008**

Initial Class Shares	Six Months	One Year	Three Years	Five Years	Life of Fund***
Investment Grade Bond Fund	(0.14)%	2.84%	2.91%	3.87%	5.04%
Lehman Brothers Aggregate Bond Index*	1.13%	7.12%	4.09%	3.86%	5.46%
Service Class Shares
Investment Grade Bond Fund	(0.35)%	2.49%	2.63%	N/A	3.39%
Lehman Brothers Aggregate Bond Index*	1.13%	7.12%	4.09%	N/A	4.15%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/Credit Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and/or reimbursed certain other expenses during these periods. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Investment Grade Bond Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from December 7, 1998 (commencement of operations) to June 30, 2008. Service Class Shares for the period from February 1, 2004 (commencement of operations) to June 30, 2008.

MANAGEMENT’S DISCUSSION & ANALYSIS

MONEY MARKET FUND

On June 30, 2008, the Fund had net assets of $142.1 million compared to $130.8 million at year-end. The Initial Class Shares of the Fund had a seven-day effective yield of 2.03% and an average maturity of 41 days, slightly below the average taxable money market fund as reported in the Money Fund Report, published by iMoneyNet Inc. The portfolio was 100% invested in highly rated commercial paper.

During the first half of 2008 money market interest rates, as measured by the three-month Treasury bill, traded in a range between 0.57% and 3.33%. The yield on three-month Treasury bills began the year at the high of 3.33%, reached the lows on March 19th at 0.57% during a flight to quality in the financial markets, and rose to 1.73% by the end of the second quarter.

While market technicals created a range between 77-205 basis points, the 90-day commercial paper yields were typically in a range of 100-125 basis points over Treasury bills.

The Federal Reserve’s monetary-policy committee (FOMC) began the year deliberating the impact of the deterioration in financial markets, weak labor markets as well as the ongoing correction in the housing market. As a result, the FOMC voted, in an emergency meeting to reduce their benchmark lending rate by 75 basis points on January 22nd from 4.25% to 3.50%. Fed Chairman Bernanke, along with other officials, were proactive in efforts to alleviate the credit crunch including expanding the Term Auction Facility auctions, lengthening the maturity of open market repurchase agreements, and making changes to acceptable collateral for those loans to include mortgage-linked bonds. The central bank also made an emergency loan to Bear Stearns Co. to prevent the institution from going bankrupt and facilitated takeover efforts by J.P. Morgan. At each of the three regular meetings beginning on January 30th, the committee continued to lower their lending rate which reduced their benchmark lending rate by a total of 150 basis points. At the end of April the rate was reduced to 2 percent. On June 25th the FOMC voted to keep its target rate for overnight loans unchanged at 2 percent, ending a series of four reductions since the beginning of 2008.

After the June 25th FOMC meeting, the statement released by the FOMC indicated that the committee felt that “although the downside risks to growth remain, they appear to have diminished somewhat, and the upside risks to inflation have increased.” Recent economic data continue to indicate weak consumer, housing, and manufacturing data as well as increasing commodity prices. Our strategy remains to invest in a high-quality, liquid portfolio with an average maturity below that of the average money market mutual fund.

MONEY MARKET FUND

TOP TEN ISSUERS At June 30, 2008	PORTFOLIO COMPOSITION At June 30, 2008

% of Net Assets
Bankamerica Corp.	3.9%
FCAR Owner Trust	3.9
Canadian Wheat Board	3.8
State Street Corp.	3.8
AT&T, Inc.	3.8
Merrill Lynch & Co., Inc.	3.8
American General Finance Corp.	3.8
Toyota Credit de Puerto Rico	3.8
Thunder Bay Funding	3.8
J.P. Morgan Chase	3.8

% of Net Assets
Commercial Paper	98.6%
Mutual Funds	1.7
Liabilities in excess of other assets	(0.3)

TOTAL	100.0%

Comparison of Change in Value of a $10,000 Investment in the Money Market Fund –Initial Class and the Merrill Lynch 3-Month U.S. Treasury Bill Index

Comparison of Change in Value of a $10,000 Investment in the Money Market Fund –Service Class and the Merrill Lynch 3-Month U.S. Treasury Bill Index

MONEY MARKET FUND

Total Returns for Periods Ended June 30, 2008**

Initial Class Shares	Six Months	One Year	Three Years	Five Years	Life of Fund***
Money Market Fund	1.38%	3.79%	4.16%	2.90%	3.17%
Merrill Lynch 3-month U.S. Treasury Bill Index*	1.20%	3.63%	4.27%	3.18%	3.56%
Service Class Shares
Money Market Fund	1.26%	3.53%	3.90%	N/A	3.81%
Merrill Lynch 3-month U.S. Treasury Bill Index*	1.20%	3.63%	4.27%	N/A	4.20%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Merrill Lynch three-month U.S. Treasury Bill Index is a one-security index which at the beginning of every month selects for inclusion the U.S. Treasury Bill maturing closest to, but not beyond 91 days from that date. That issue is then held for one month, sold and rolled into the new U.S. Treasury Bill.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and/or reimbursed certain other expenses during these periods. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Money Market Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from December 7, 1998 (commencement of operations) to June 30, 2008. Service Class Shares for the period from April 25, 2005 (commencement of operations) to June 30, 2008.

MANAGEMENT’S DISCUSSION & ANALYSIS

GLOBAL REAL ESTATE FUND

Effective May 1, 2008 the Fund amended its investment strategy to a global real estate mandate, with the fund now benchmarked to the FTSE/EPRA NAREIT Global Real Estate Index rather than the MSCI US REIT Index. Approximately 40% of the fund is invested in 15 international securities.

In the first quarter of 2008, US REITS had shown solid outperformance against other indices as the defensive nature of this asset class came to the fore, but general underperformance in the second quarter of 2008 appeared to emanate more from following the malaise in other financial stocks than from any specific problems related to REITs. The sector’s volatility continued with movements becoming more closely tied to the overall volatile financial sector, and also with added fire from short interest in the REIT sector at a record high of 10% of shares outstanding.

Best performing US REITs through the six months ended June 30, 2008 was Self Storage, while Industrial and Hotels were the large underperformers.

The investment thesis of the Fund remains defensive as we still believe there will be few catalysts in the coming year to spark any sustained revival in the sector. It is unlikely that US REITS will remain as highly correlated with financials as they have been this year as investors are likely to view hard assets with contractual cash flows as a much safer bet. Downside risk certainly remains, especially if real estate prices continue their declines and the constrained capital markets continue. While US REITS continue to trade at a significant discount to NAV (-17%), it can be argued that they remain relatively expensive to stocks and bonds based on historic norms and it is hard to predict how US REITs will behave should financial markets turn around at some point in the near future, especially given the lagging nature of real estate fundamentals. Much of the focus right now is on deteriorating fundamentals and the US REIT outlook is strongly driven by the direction of the economy, with many REITs now forced to recognize the fact that the economic recovery they were expecting in the second half of 2008 is looking much less likely.

Our global strategy has been to maintain an overweight bias in the US (which has thus far proven to be the most resilient market this year) and also the UK where our view is that REITs are priced for substantial pessimism (approximate 35% discount to NAV). We are correspondingly underweight markets such as HK and Continental Europe where it seems prices reflect greater optimism that the global slowdown will only be a shallow and short-lived affair.

GLOBAL REAL ESTATE FUND

TOP TEN EQUITY HOLDINGS At June 30, 2008	INDUSTRY WEIGHTINGS At June 30, 2008

% of Net Assets
Simon Property Group, Inc.	5.7%
Unibail-Rodamco	4.9
ProLogis Trust	4.8
Vornado Realty Trust	4.3
Medical Properties Trust, Inc.	4.0
Kimco Realty Corp.	3.9
British Land Co. Plc	3.7
Weyerhaeuser Co.	3.4
Alexandria Real Estate Equities, Inc.	3.4
Plum Creek Timber Co., Inc.	3.1

% of Net Assets
Diversified	20.3%
Regional Malls	19.0
Shopping Centers	15.4
Office	11.8
Warehouse & Industrial	10.4
Health Care Equipment & Services	8.1
Timber & Forest Products	6.5
Apartments	5.2
Hotels & Restaurants	1.9
Short Term Investments	1.8
Liabilities in excess of other assets	(0.4)

TOTAL	100.0%

Comparison of Change in Value of a $10,000 Investment in the Global Real Estate Fund – Initial Class, MSCI U.S. REIT Index and the FTSE/EPRA NAREIT Global Real Estate Index

Comparison of Change in Value of a $10,000 Investment in the Global Real Estate Fund – Service Class, MSCI U.S. REIT Index and the FTSE/EPRA NAREIT Global Real Estate Index

GLOBAL REAL ESTATE FUND

Total Returns for Periods Ended June 30, 2008**

Initial Class Shares	Six Months	One Year	Three Years	Five Years	Life of Fund***
Global Real Estate Fund	(1.86)%	(10.26)%	7.92%	15.66%	13.83%
MSCI US REIT Index*	(3.45)%	(14.15)%	4.80%	14.09%	12.39%
FTSE/EPRA NAREIT Global Real Estate Index*	(13.71)%	(19.72)%	8.26%	17.87%	12.64%
Service Class Shares
Global Real Estate Fund	(2.03)%	(10.53)%	7.63%	N/A	11.93%
MSCI US REIT Index*	(3.45)%	(14.15)%	4.80%	N/A	10.30%
FTSE/EPRA NAREIT Global Real Estate Index*	(13.71)%	(19.72)%	8.26%	N/A	13.35%

*The performance data of the indices has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The indicies are unmanaged and have no fees. The MSCI U.S. REIT Index is a total-return index composed of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The FTSE EPRA/NAREIT Global Real Estate Index is a total-return comprising eight index families covering the world’s largest investment markets in various currencies, and is designed to track the performance of listed real estate companies and REITs worldwide.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and/or reimbursed certain other expenses during these periods. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Global Real Estate Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from December 7, 1998 (commencement of operations) to June 30, 2008. Service Class Shares for the period from February 1, 2004 (commencement of operations) to June 30, 2008.

MANAGEMENT’S DISCUSSION & ANALYSIS

DAVIS VENTURE VALUE FUND (subadvised by Davis Selected Advisers, L.P.)

The energy sector of the S&P 500 Index turned in the strongest performance for the six months ended June 30, 2008. The financial, telecommunication service and industrial sectors of the S&P 500 Index turned in the weakest performance over the same period.

Energy companies were the most important contributors to the Fund’s performance over the six-month period. The Fund’s energy companies out-performed the corresponding sector within the S&P 500 Index (up 20% versus up 9% for the Index) and the Fund also benefited from a higher relative weighting in this sector (17% versus 14% for the Index). ConocoPhillips, Occidental Petroleum, Devon Energy, EOG Resources, and Canadian Natural Resources were among the top contributors to performance.

The Fund managers have identified a number of investment opportunities in foreign companies. The Fund ended the period with approximately 12% of its assets invested in foreign companies. As a group, the foreign companies owned by the Fund out-performed the S&P 500 Index over the period.

The Fund’s financial companies out-performed the corresponding sector within the S&P 500 Index (down 24% versus down 30% for the Index), but were still the largest detractors from performance. A higher relative average weighting in this sector (31% versus 17% for the Index) detracted from both absolute and relative performance. While Millea Holdings and Visa were among the top contributors to performance, American International Group, Wachovia, American Express, Berkshire Hathaway, JPMorgan Chase, and Merrill Lynch were among the top detractors from performance.

The weak performance of the Fund’s material (down 12% versus up 1% for the Index) and health care (down 21% versus down 13% for the Index) companies detracted from both absolute and relative performance. UnitedHealth Group, a health care company, was among the top detractors from performance.

DAVIS VENTURE VALUE FUND

TOP TEN EQUITY HOLDINGS At June 30, 2008	INDUSTRY WEIGHTINGS At June 30, 2008

% of Net Assets
Costco Wholesale Corp.	4.7%
ConocoPhillips	4.4
Occidental Petroleum Corp.	4.0
Devon Energy Corp.	3.9
Berkshire Hathaway, Inc. Class A	3.7
EOG Resources, Inc.	3.6
American Express Co.	3.2
JPMorgan Chase & Co.	3.0
Loews Corp.	2.4
Philip Morris International, Inc.	2.4

% of Net Assets
Oil & Gas-Exploration & Production	18.6%
Insurance	12.8
Short Term Investments	8.7
Food & Staples Retailing	6.4
Media	5.4
Diversified Financial Services	4.1
Capital Markets	4.0
Tobacco	3.4
Consumer Finance	3.2
Commercial Banks	2.5
Industrial Conglomerates	2.2
Software	2.1
Beverages	2.1
Health Care Providers & Services	2.0
Electronic Equipment & Instruments	1.9
Computers & Peripherals	1.5
Specialty Retail	1.3
Containers & Packaging	1.3
IT Services	1.3
Energy Equipment & Services	1.1
Automobiles	1.1
Household Products	1.1
Commercial Services & Supplies	1.0
Construction Materials	1.0
Transportation	0.9
Semiconductors & Semiconductor Equipment	0.9
Diversified Consumer Services	0.9
Real Estate Management & Development	0.9
Metals & Mining	0.8
Health Care Equipment & Supplies	0.8
Internet Software & Services	0.8
Marine	0.7
Wireless Telecommunication Services	0.5
Internet & Catalog Retail	0.5
Communications Equipment	0.5
Air Freight & Logistics	0.5
Pharmaceuticals	0.4
Paper & Forest Products	0.3
Personal Products	0.3
Food Products	0.2
Household Durables	0.1
Multi-Line Retail	0.1
Road & Rail	0.0 *
Liabilities in excess of other assets	(0.2)

TOTAL	100.0%

*	Amount is less than 0.05%.

DAVIS VENTURE VALUE FUND

Comparison of Change in Value of a $10,000 Investment in the Davis Venture Value Fund – Initial Class and the S&P 500 Index

Comparison of Change in Value of a $10,000 Investment in the Davis Venture Value Fund – Service Class and the S&P 500 Index

DAVIS VENTURE VALUE FUND

Total Returns for Periods Ended June 30, 2008**

Initial Class Shares	Six Months	One Year	Three Years	Five Years	Life of Fund***
Davis Venture Value Fund	(10.70)%	(12.87)%	4.95%	9.01%	3.05%
S&P 500 Index*	(11.91)%	(13.12)%	4.40%	7.58%	(0.36)%
Service Class Shares
Davis Venture Value Fund	(10.80)%	(13.19)%	N/A	N/A	0.75%
S&P 500 Index*	(11.91)%	(13.12)%	N/A	N/A	0.87%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Standard & Poor’s 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and/or reimbursed certain other expenses during these periods. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Davis Venture Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from July 17, 2000 (commencement of operations) to June 30, 2008. Service Class Shares for the period from May 1, 2006 (commencement of operations) to June 30, 2008.

MANAGEMENT’S DISCUSSION & ANALYSIS

OPPENHEIMER MAIN STREET SMALL CAP FUND (subadvised by OppenheimerFunds, Inc.)

The Fund’s returns for the six months ended June 30, 2008, were driven primarily by the success of its market-cap allocation strategy, which emphasized better-performing larger capitalization stocks within its investment universe over lagging smaller capitalization stocks. However, the positive impact of this emphasis was offset to a large degree by shortfalls in our security selection strategies, as the value factors considered by our quantitative models proved relatively ineffective.

The first six months of 2008 proved to be a volatile and challenging period for the U.S. stock market, including small-cap stocks. Investors continued to respond negatively to a deluge of bad economic news, including six consecutive months of job losses, plummeting housing values, sharp increases in mortgage foreclosures, depressed consumer confidence and soaring energy and food costs. As these economic problems intensified, investors grew increasingly concerned about future business and consumer spending, as well as increased selling pressure in stock market sectors ranging from the consumer discretionary area to information technology stocks.

At the same time, the financial markets were roiled by a persistent credit crisis that began in the U.S. sub-prime mortgage sector and spread to a variety of global fixed-income market sectors. The impact of the global credit crunch was particularly severe for large-cap commercial banks, investment banks and bond insurers, many of which announced massive write-offs and write-downs throughout the reporting period. These developments sparked sharp declines in the broader financials sector, including many of the smaller banks and finance companies in the Russell 2000 Index.

In contrast, the energy sector produced unusually strong returns over the first half of the year. Crude oil prices continued to surge higher throughout the reporting period as limited supplies of the commodity had difficulty satisfying rising demand, particularly from fast-growing economies in China, India and other emerging markets. By the end of June, crude oil prices had surpassed $140 per barrel and the average price of gasoline in the United States topped $4 per gallon. The effects of higher commodity prices were particularly positive for the small- and mid-cap oil services and exploration-and-production firms that help the major integrated oil companies exploit new and existing reserves.

In this challenging environment, our top-down models indicated that larger-cap companies were likely to produce better results than their smaller-cap counterparts. An overweight position among these stocks proved favorable, as larger stocks within the Russell 2000 Index eked out a modestly positive absolute return for the reporting period. Conversely, the Index’s micro-cap segment posted steep declines.

However, the positive impact of our market-cap decisions were offset by less favorable results from our bottom-up security selection models, which consider momentum and value criteria, among other factors, in assigning rankings to individual stocks. Over the first six months of the year, value factors proved to be a relatively ineffective predictor of performance among the Fund’s larger-cap holdings. Simply put, inexpensive stocks became more inexpensive. Instead, momentum factors dominated, as richly valued stocks with good earnings growth generally outperformed.

The Fund’s sector selection was particularly disappointing in the high-flying energy sector, where a mildly underweighted position prevented full participation in the area’s gains. On the other hand, overweight exposure to the materials sector and relatively strong stock selection among producers of basic materials contributed positively to the Fund’s relative performance.

Over the course of the reporting period, we made several changes to the Fund’s quantitative models in an effort to make them more effective when economic and market conditions deviate significantly from historical averages. Although these refinements have been under development for some time, we implemented them in the spring, when it became clear that the economic downturn and credit crisis were intensifying.

MANAGEMENT’S DISCUSSION & ANALYSIS (Continued)

As of the end of the reporting period, the equity markets have remained unsettled, the U.S. economy has continued to falter, the credit crisis has persisted and inflationary pressures have reawakened. Accordingly, we have continued to closely monitor the financial markets and the performance of our quantitative models. We have maintained modestly overweight exposure to larger-cap stocks, but we recently pared back that position, redeploying assets to smaller-cap stocks. Our stock selection models have assigned higher rankings, on average, to information technology, industrials and materials stocks, while health care and financial stocks generally tended to receive lower rankings.

In volatile and uncertain markets such as this, we believe that our disciplined and broadly diversified investment approach can be particularly helpful in helping investors disregard emotional factors in favor of an objective view of the challenges and opportunities in the stock market.

OPPENHEIMER MAIN STREET SMALL CAP FUND

TOP TEN EQUITY HOLDINGS At June 30, 2008	INDUSTRY WEIGHTINGS (Continued) At June 30, 2008

% of Net Assets
Big Lots, Inc.	0.5%
Massey Energy Co.	0.5
GrafTech International, Ltd.	0.5
Gardner Denver, Inc.	0.4
Aeropostale, Inc.	0.4
Schnitzer Steel Industries, Inc.	0.4
DRS Technologies, Inc.	0.4
Sims Group Ltd. ADR	0.4
CF Industries Holdings, Inc.	0.4
Oil States International, Inc.	0.4

INDUSTRY WEIGHTINGS

At June 30, 2008

% of Net Assets
Insurance	6.5%
Machinery	5.5
Commercial Services & Supplies	5.4
Semiconductors & Semiconductor Equipment	5.0
Oil & Gas-Exploration & Production	4.8
Software	4.5
Energy Equipment & Services	4.3
Chemicals	4.2
Electronic Equipment & Instruments	3.6
Specialty Retail	3.6
Metals & Mining	2.6
Health Care Providers & Services	2.6
Electrical Equipment	2.5
IT Services	2.4
Communications Equipment	2.2
Computers & Peripherals	2.1
REITS	1.9
Commercial Banks	1.8
Aerospace & Defense	1.8
Textiles, Apparel & Luxury Goods	1.7
Internet Software & Services	1.6
Hotels Restaurants & Leisure	1.4
Health Care Equipment & Supplies	1.4
Trading Companies & Distributors	1.3
Food Products	1.3
Household Durables	1.2
Media	1.2
Diversified Telecommunication Services	1.2

	% of Net Assets
Road & Rail	1.1%
Containers & Packaging	1.0
Life Sciences Tools & Services	1.0
Pharmaceuticals	1.0
Auto Components	1.0
Multi-Line Retail	0.9
Construction & Engineering	0.9
Personal Products	0.9
Internet & Catalog Retail	0.9
Capital Markets	0.9
Gas Utilities	0.8
Food & Staples Retailing	0.8
Leisure Equipment & Products	0.8
Building Products	0.7
Biotechnology	0.7
Diversified Consumer Services	0.7
Wireless Telecommunication Services	0.6
Thrift & Mortgage Finance	0.6
Consumer Finance	0.6
Marine	0.5
Air Freight & Logistics	0.5
Electric Utilities	0.4
Tobacco	0.3
Diversified Financial Services	0.3
Independent Power Producers & Energy Traders	0.2
Industrial Conglomerates	0.2
Airlines	0.2
Multi-Utilities	0.2
Paper & Forest Products	0.2
Automobiles	0.1
Health Care Technology	0.1
Office Electronics	0.1
Distributors	0.1
Beverages	0.1
Water Utilities	0.1
Real Estate Management & Development	0.1
Household Products	0.0	*
Metals & Mining (warrant)	0.0	*
Other assets less liabilities	0.8

TOTAL	100.0%

* Amount is less than 0.05%.

OPPENHEIMER MAIN STREET SMALL CAP FUND

Comparison of Change in Value of a $10,000 Investment in the Oppenheimer Main Street Small Cap Fund – Initial Class and the Russell 2000 Index

Comparison of Change in Value of a $10,000 Investment in the Oppenheimer Main Street Small Cap Fund – Service Class and the Russell 2000 Index

OPPENHEIMER MAIN STREET SMALL CAP FUND

Total Returns for Periods Ended June 30, 2008**

Initial Class Shares	Six Months	One Year	Three Years	Five Years	Life of Fund***
Oppenheimer Main Street Small Cap Fund	(9.55)%	(18.75)%	3.56%	9.05%	8.17%
Russell 2000 Index*	(9.37)%	(16.19)%	3.79%	10.29%	3.06%
Service Class Shares
Oppenheimer Main Street Small Cap Fund	(9.65)%	(18.92)%	N/A	N/A	(5.30)%
Russell 2000 Index*	(9.37)%	(16.19)%	N/A	N/A	(4.65)%

*The performance data for the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Russell 2000 Index includes the 2000 companies with the smallest market capitalizations from the Russell 3000 Index.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and/or reimbursed certain other expenses during these periods. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Oppenheimer Main Street Small Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from July 17, 2000 (commencement of operations) to June 30, 2008. Service Class Shares for the period from May 1, 2006 (commencement of operations) to June 30, 2008.

MANAGEMENT’S DISCUSSION & ANALYSIS

OPPENHEIMER LARGE CAP CORE FUND (subadvised by OppenheimerFunds, Inc.)

Effective May 1, 2008 Oppenheimer Funds, Inc. replaced Sun Capital Advisers LLC as subadviser to the Sun Capital All Cap Fund. Also effective May 1, 2008 the name of the Fund was changed to SC Oppenheimer Large Cap Core Fund. OFI Institutional Asset Management, Inc., an affiliate of OppenheimerFunds, Inc., serves as sub-subadviser to SC Oppenheimer Large Cap Core Fund.

The second quarter likely proved frustrating to the majority of U.S. market participants. U.S. equities declined sharply in June, more than offsetting gains from April and May, and sending broad-market indexes into negative territory for a third consecutive quarter. Ongoing credit and housing woes took a back seat to oil and commodity prices as the quarter’s main forces undermining an already lackluster U.S. economy. The S&P 500 returned -3.2% in the second quarter, or -2.7% with dividends, leaving the Index dangerously close to “bear-market” territory (a decline of at least 20% from a previous high) at quarter-end.

Within the broad Russell 3000, growth displayed a pronounced advantage over value across all three capitalization categories. The growth index posted a 1.5% gain against value’s -5.2% loss, making it the strongest quarterly growth bias since the fourth quarter of 2001.

Although weakest on a total return basis for both the Fund and its benchmark, the financials sector was among the Fund’s areas of strength from May 1, 2008 through June 30, 2008. Among the trading highlights, the Fund sold out of several weak performers, including AIG and JPMorgan Chase, avoiding much of their overall losses for the quarter. Additionally, the Fund did not hold Wachovia, down nearly 50% over the past two months.

Energy has dominated the news in recent months, with crude oil futures reaching record highs, climbing above $140/barrel in recent days. For consumers, this has been felt most closely at the gas pump, where increasing fuel prices have cut into discretionary income. Combined with rising food prices, consumers are changing their behavior — shopping at wholesalers instead of retailers, buying generic instead of name brands, trading in their large SUVs for more fuel-efficient vehicles to name just a few. Within this difficult environment, consumer staples stocks have struggled somewhat and the sector was the weakest for the Fund on a relative basis. Archer Daniels Midland and Whole Foods Market ranked among the Fund’s most costly holdings.

For investors, though, the energy sector has been a source of strong returns; within the S&P, the sector gained 6.9% during the holding period, ranking as the top-performing sector in the Index. Although energy ranked among the best sectors on an absolute basis in the Fund, stock selectivity proved costly. Within the sector, we see investors chasing stocks that are perceived to benefit from higher oil prices, even though estimates are not necessarily optimistic. Among the most costly names since manager inception were benchmark securities not held in the portfolio, including Occidental Petroleum, Hess, Halliburton, Peabody Energy, and Chesapeake Energy, each of which saw double-digit gains over the reporting period.

OPPENHEIMER LARGE CAP CORE FUND

TOP TEN EQUITY HOLDINGS At June 30, 2008	INDUSTRY WEIGHTINGS At June 30, 2008

% of Net Assets
Exxon Mobil Corp.	4.8%
ConocoPhilips	4.1
Hewlett-Packard Co.	3.6
Pfizer, Inc.	3.4
United Technologies Corp.	2.8
McKesson Corp.	2.8
Apple Computer, Inc.	2.7
Constellation Energy Group, Inc.	2.7
Archer-Daniels-Midland Co.	2.6
Transocean, Inc.	2.6

% of Net Assets
Oil & Gas-Exploration & Production	12.7%
Computers & Peripherals	8.3
Health Care Providers & Services	6.7
Aerospace & Defense	5.4
Capital Markets	4.6
Food Products	4.5
Pharmaceuticals	4.4
Energy Equipment & Services	3.7
Insurance	3.5
Media	3.3
Chemicals	3.2
Specialty Retail	3.1
Commercial Banks	2.9
Independent Power Producers & Energy Traders	2.7
Metals & Mining	2.6
Diversified Telecommunication Services	2.4
Software	2.4
Machinery	1.8
Household Durables	1.8
Multi-Utilities	1.7
Food & Staples Retailing	1.6
Biotechnology	1.5
Beverages	1.5
Household Products	1.4
Road & Rail	1.3
Short Term Investments	1.2
Office Electronics	1.2
Semiconductors & Semiconductor Equipment	1.2
Diversified Financial Services	1.1
Electric Utilities	1.1
IT Services	1.0
Industrial Conglomerates	1.0
Commercial Services & Supplies	1.0
Communications Equipment	0.8
Electrical Equipment	0.6
Automobiles	0.3
Hotels Restaurants & Leisure	0.2
Other assets less liabilities	0.3

TOTAL	100.0%

OPPENHEIMER LARGE CAP CORE FUND

Comparison of Change in Value of a $10,000 Investment in the Oppenheimer Large Cap Core Fund – Initial Class and the S&P 500 Index

Comparison of Change in Value of a $10,000 Investment in the Oppenheimer Large Cap Core Fund – Service Class and the S&P 500 Index

OPPENHEIMER LARGE CAP CORE FUND

Total Returns for Periods Ended June 30, 2008**

Initial Class Shares	Six Months	One Year	Three Years	Five Years	Life of Fund***
Oppenheimer Large Cap Core Fund	(13.83)%	(21.01)%	0.97%	7.03%	4.93%
S&P 500 Index*	(11.91)%	(13.12)%	4.40%	7.58%	4.76%
Service Class Shares
Oppenheimer Large Cap Core Fund	(13.87)%	(21.15)%	0.74%	N/A	1.89%
S&P 500 Index*	(11.91)%	(13.12)%	4.40%	N/A	4.78%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Standard & Poor’s 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and reimbursed certain other expenses during these periods. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Oppenheimer Large Cap Core Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from May 1, 2002 (commencement of operations) to June 30, 2008. Service Class Shares for the period from February 1, 2004 (commencement of operations) to June 30, 2008.

MANAGEMENT’S DISCUSSION & ANALYSIS

FI LARGE CAP GROWTH FUND (subadvised by Pyramis Global Advisors, LLC)

Effective August 1, 2008, Wellington Management Company, LLP replaced Pyramis Global Advisors, LLC as subadviser to FI Large Cap Growth Fund. Also effective August 1, 2008, the name of the Fund changed to WMC Large Cap Growth Fund. However, the following Management’s Discussion & Analysis for the period ended June 30, 2008 has been provided by Pyramis Global Advisors, LLC as the subadviser to the Fund during that period.

For the six months ended June 30, 2008, the Information Technology and Industrials sectors finished as the two largest detractors to Fund performance, while Materials and Financials provided the majority of positive returns for the Fund.

Underperformance within the Information Technology sector stemmed largely from our holdings of internet search provider Google. Shares of Google sold off sharply during the first quarter from peak valuations due to initial data points that suggested decelerating growth trends for Google’s U.S. Paid Click revenues, though shares rebounded partially on news that these data points were misinterpreted. Further weakness came when Google reported below-consensus fourth quarter earnings driven largely by slowing online advertising spending. The Industrials sector was negatively affected by holdings in Machinery companies that lagged the benchmark, due largely to slowing construction spending amid a weakening U.S. economy. Conversely, the Materials sector posted positive returns due to our holdings of vertically-integrated phosphate fertilizer producers that gained meaningfully from rising phosphate fertilizer demand and pricing. The Financials sector’s return was supported by underweight holdings in companies with exposure to consumer credit and mortgage lending activity.

FI LARGE CAP GROWTH FUND

TOP TEN EQUITY HOLDINGS At June 30, 2008	INDUSTRY WEIGHTINGS At June 30, 2008

% of Net Assets
Microsoft Corp.	5.4%
Apple Computer, Inc.	4.8
Google, Inc., Class A	4.3
Hewlett-Packard Co.	4.2
Wal-Mart Stores, Inc.	4.0
National-Oilwell, Inc.	2.8
Oracle Corp.	2.6
Genentech, Inc.	2.4
Nuance Communications, Inc.	2.2
Burger King Holdings, Inc.	2.0

% of Net Assets
Software	12.3%
Oil & Gas-Exploration & Production	10.1
Computers & Peripherals	9.8
Machinery	5.4
Food & Staples Retailing	5.1
Life Sciences Tools & Services	4.7
Energy Equipment & Services	4.7
Internet Software & Services	4.3
Biotechnology	4.1
Insurance	3.5
Chemicals	3.3
Aerospace & Defense	2.9
Textiles, Apparel & Luxury Goods	2.8
Health Care Providers & Services	2.7
Metals & Mining	2.7
Auto Components	2.0
Beverages	2.0
Specialty Retail	2.0
Hotels Restaurants & Leisure	2.0
Road & Rail	2.0
Diversified Financial Services	1.9
Pharmaceuticals	1.6
Tobacco	1.1
Multi-Utilities	1.0
Semiconductors & Semiconductor Equipment	1.0
Food Products	0.7
Household Durables	0.7
Health Care Equipment & Supplies	0.5
Diversified Telecommunication Services	0.5
Commercial Services & Supplies	0.5
Communications Equipment	0.5
Electronic Equipment & Instruments	0.5
Electric Utilities	0.4
Electrical Equipment	0.2
Other assets less liabilities	0.5

TOTAL	100.0%

FI LARGE CAP GROWTH FUND

Comparison of Change in Value of a $10,000 Investment in the FI Large Cap Growth Fund – Initial Class and the Russell 1000 Growth Index

Comparison of Change in Value of a $10,000 Investment in the FI Large Cap Growth Fund – Service Class and the Russell 1000 Growth Index

FI LARGE CAP GROWTH FUND

Total Returns for Periods Ended June 30, 2008**

Initial Class Shares	Six Months	One Year	Life of Fund***
FI Large Cap Growth Fund	(14.08)%	(11.29)%	(6.62)%
Russell 1000 Growth Index*	(9.06)%	(5.96)%	(1.07)%
Service Class Shares
FI Large Cap Growth Fund	(14.21)%	(11.49)%	(4.05)%
Russell 1000 Growth Index*	(9.06)%	(5.96)%	2.25%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index securities with higher price-to-book ratios and higher forecasted growth values, representative of U.S. securities exhibiting growth characteristics. The Russell 1000 Index includes the largest 1000 securities in the Russell 3000 Index, based on market cap. The Russell 3000 Index consists of the 3000 largest and most liquid stocks based and traded in the U.S.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and/or reimbursed certain other expenses during these periods. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the FI Large Cap Growth Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***Initial Class Shares for the period from April 2, 2007 (commencement of operations) to June 30, 2008. Service Class Shares for the period from May 1, 2006 (commencement of operations) to June 30, 2008.

MANAGEMENT’S DISCUSSION & ANALYSIS

BLUE CHIP MID CAP FUND (subadvised by Wellington Management Company, LLP)

Equity markets fell in the first half of 2008 amidst continued turmoil in US bond and housing markets. The extended credit crunch contributed to the near collapse of large investment bank Bear Stearns. The US Fed stepped in to sponsor the acquisition of Bear Stearns and introduce multiple programs aimed at improving liquidity. In response to increasing concerns about the financial system and a potential recession in the US, equity investors sought to shed risk. Equity markets were buoyed in April and May by Fed actions and the perception of stabilizing credit markets. However, stocks began to retreat again in June as rising commodity prices stoked inflation concerns and continued weakness in the US housing market reignited economic concerns and credit market fears.

Mid cap stocks led small caps and large caps for the first half of the year when measured using the S&P MidCap 400, Russell 2000, and Russell 1000 Indexes. Within the S&P MidCap 400 Index, only two of the ten broad economic sectors posted positive returns. Energy and Materials were the best performing sectors, with Telecommunication Services and Consumer Discretionary lagging broader returns.

Stock selection was the primary driver of outperformance, although sector allocation was also additive to benchmark relative returns. Strong stock selection within the Materials, Health Care, and Information Technology sectors offset the negative impact to relative performance from stock selection within the Financials and Industrials sectors. The Fund’s underweight position to the poor-performing Financials sector positively impacted relative performance, only slightly off-set by our overweight position to Health Care, which lagged the broader market returns.

Oil and gas exploration and production companies Forest Oil and St. Mary Land & Exploration, and materials holding Agrium were among the top relative and absolute contributors to performance during the period. Shares of Forest Oil benefited from higher realized commodity prices and lower operating costs. St. Mary Land & Exploration reported earnings that exceeded expectations, with better-than-anticipated production, lower lease operating costs, and a higher production outlook from management. Agricultural seed, chemicals, and fertilizer company Agrium raised guidance citing strong retail and wholesale operations amid high crop prices and unprecedented demand for crop inputs.

International mining company Cleveland-Cliffs and biopharmaceutical firm Millennium Pharmaceuticals were among other top absolute contributors.

Among the largest detractors from relative and absolute performance during the period were Autodesk, Toro, and Gildan Activewear. Shares of engineering and design software and services company Autodesk declined with higher marketing costs and slowing North American sales. Shares of Toro, a residential and commercial landscape equipment company, retreated with lowered guidance and concerns about a slowing domestic economy. Clothing maker Gildan’s shares fell after the company released lower-than-anticipated earnings forecasts for the second-quarter and the full year. Electronic design automation company Cadence Design also detracted from the Fund’s absolute returns.

Sector exposure is predominantly a fall-out of stock selection. At the end of the first half of 2008 our largest overweights relative to the S&P MidCap 400 Index were to the Information Technology and Health Care sectors, while the largest underweights were to Financials and Utilities.

BLUE CHIP MID CAP FUND

TOP TEN EQUITY HOLDINGS At June 30, 2008	INDUSTRY WEIGHTINGS At June 30, 2008

% of Net Assets
Forest Oil Corp.	2.5%
Agrium, Inc.	2.2
Western Union Co./the	2.0
Beckman Coulter, Inc.	1.9
Ultra Petroleum Corp.	1.9
Noble Energy, Inc.	1.9
VeriSign, Inc.	1.8
FMC Corp.	1.7
Republic Services, Inc.	1.7
Community Health Systems, Inc.	1.6

% of Net Assets
Oil & Gas-Exploration & Production	10.8%
Software	7.4
Commercial Services & Supplies	7.1
Chemicals	6.4
Health Care Providers & Services	5.3
Metals & Mining	4.5
Pharmaceuticals	3.4
IT Services	3.2
Health Care Equipment & Supplies	3.1
Internet Software & Services	3.0
Diversified Consumer Services	3.0
Road & Rail	2.7
Food & Staples Retailing	2.6
Energy Equipment & Services	2.5
Machinery	2.3
Biotechnology	2.3
Semiconductors & Semiconductor Equipment	2.3
Electric Utilities	2.2
Construction & Engineering	2.0
Capital Markets	2.0
Insurance	1.8
Computers & Peripherals	1.7
Specialty Retail	1.5
Media	1.4
Electronic Equipment & Instruments	1.4
Gas Utilities	1.3
Personal Products	1.1
Aerospace & Defense	1.1
Electrical Equipment	1.0
Short Term Investments	1.0
Containers & Packaging	1.0
Air Freight & Logistics	1.0
Diversified Financial Services	0.8
Auto Components	0.6
Household Products	0.6
Life Sciences Tools & Services	0.6
Wireless Telecommunication Services	0.5
Textiles, Apparel & Luxury Goods	0.5
Communications Equipment	0.5
Commercial Banks	0.5
REITS	0.5
Hotels Restaurants & Leisure	0.4
Household Durables	0.4
Real Estate Management & Development	0.4
Distributors	0.2
Thrift & Mortgage Finance	0.1
Other assets less liabilities	0.0 *

TOTAL	100.0%

* Amount is less then 0.05%.

BLUE CHIP MID CAP FUND

Comparison of Change in Value of a $10,000 Investment in the Blue Chip Mid Cap Fund  –  Initial Class and the S&P MidCap 400 Index

Comparison of Change in Value of a $10,000 Investment in the Blue Chip Mid Cap Fund  –  Service Class and the S&P MidCap 400 Index

BLUE CHIP MID CAP FUND

Total Returns for Periods Ended June 30, 2008**

Initial Class Shares	Six Months	One Year	Three Years	Five Years	Life of Fund***
Blue Chip Mid Cap Fund	(3.23)%	(4.13)%	11.37%	14.64%	13.23%
S&P MidCap 400 Index*	(3.90)%	(7.34)%	7.45%	12.59%	9.93%
Service Class Shares
Blue Chip Mid Cap Fund	NA	NA	NA	NA	10.57%
S&P Mid Cap 400 Index*	NA	NA	NA	NA	7.06%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Standard & Poor’s MidCap 400 Index is a capitalization-weighted index that measures the mid-range sector of the U.S. stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and/or reimbursed certain other expenses during these periods. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Blue Chip Mid Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from September 1, 1999 (commencement of operations) to June 30, 2008. Service Class Shares for the period from March 7, 2008 (commencement of operations) to June 30, 2008.

MANAGEMENT’S DISCUSSION & ANALYSIS

LORD ABBETT GROWTH & INCOME FUND (subadvised by Lord, Abbett & Co. LLC)

For the period since inception to June 30, 2008, the Fund’s largest detractor from relative performance vs. the Russell 1000 Value Index was its underweight position within the integrated oils sector. Underweight positions within both domestic and international oil producers contributed to the performance shortfall, as energy companies benefited from rising crude oil prices which continued to set new highs at more than $140 per barrel. This underperformance was partially offset by an overweight position within the strong performing other energy sector, where oil well equipment companies produced solid results during the period.

An underweight exposure within the utilities sector, and in particular the electric utilities industry, also hurt performance, as the sector held up relatively well in the down market environment. Stock selection within the auto & transportation sector also detracted from Fund performance, as Delta Air Lines continued to suffer from rising fuel prices.

On the positive side, the largest contribution to relative performance was stock selection within the financial services sector. Insurance broker, Aon, reported better than expected quarterly earnings and recouped nearly all its first quarter decline. Steady organic revenue growth in the Risk & Insurance Brokerage segment and strong margin expansion, especially within the Consulting segment, generated solid earnings results. Also within the sector, Western Union reported favorable earnings with revenue, operating earnings and earnings per share that exceeded analysts’ expectations. In addition, the company raised its earnings per share guidance for the next several years.

Under the weight of sluggish economic activity, falling home prices, rising inflation expectations and joblessness, and mounting subprime credit losses, equities struggled in the first half of 2008. Paced by a sell-off in the financial sector, the S&P 500 Index began the year by tumbling nearly 13 percent (on a total return basis) in the first 10 weeks of trading. Ultimately, the Federal Reserve Board (the Fed) made an emergency decision to provide financing for JP Morgan’s acquisition of Bear Stearns to help stem the systemic spread of jitters that pervaded the market. The unusual move by the Fed restored confidence in the financial system and prompted a short-lived market rally that nearly returned the market to positive territory for the year. Unfortunately, the positive headway lost steam as the price of crude oil broke convincingly above $120 per barrel. For the full six-month period ended June 30, 2008, stocks ended down approximately 12 percent (on a total return basis).

Although the pace of economic activity improved modestly in the first half of 2008 after expanding just 0.8 percent in the fourth quarter of 2007, the rate of expansion remained below the economy’s potential, thereby causing the unemployment rate to rise. The slack created in the labor market, combined with declining home values and a near 40 percent surge in crude oil prices, roiled consumer confidence. Despite the apparent setback to household finances, a well-timed fiscal stimulus package that featured approximately $110 billion worth of tax rebate checks kept consumers spending and the economy, seemingly, out of a recession. The outlook for the economy, however, became increasingly muddled as the price of crude oil soared, threatening to upend household finances when the stimulus from the rebate checks fades away. It was this uncertainty that led the equity market lower in May and June 2008.

The losses in the equity market were broad: every major style of equity investing (except the mid-cap growth style) declined during the period. Even the sectors considered to be defensive (e.g., health care and consumer staples) failed to find much support. In fact, the only sectors to make positive headway were the energy and materials sectors, which benefited from a broad-based rise in commodity prices. Meanwhile, the growth style of investing outperformed the value style, and shares of small and medium capitalized companies outperformed those of their larger peers. As the six-month period ended June 30, 2008 came to a close, these trends remained intact.

We believe that we are in a bottoming process with respect to the ongoing weakness within the financial services sector. Given the sizable price declines in the stocks of most financial services companies over the past year, we

MANAGEMENT’S DISCUSSION & ANALYSIS (Continued)

find current valuations of many stocks to be compelling based on normalized earnings power. We continue to be opportunistic yet cautious in our investment decisions and steadily have been adding to positions on price declines over the early life of the Fund. As a result, we now have a moderate overweight to the financial sector at quarter-end.

The technology sector is the portfolio’s largest overweight, and the utilities sector is the portfolio’s largest underweight. We are underweight both electric and telecommunications utilities, as we find more attractive alternatives in other parts of the value market. The integrated oils sector is also a significant sector underweight, as we believe crude oil prices remain above long term normalized levels and most companies’ current earnings levels are not sustainable. On the other hand, we find more potential with oil well equipment & services stocks within the other energy sector. These companies stand to benefit from higher demand from exploration & development companies whether crude oil and natural gas prices rise or fall over the coming year.

We reduced an overweight position within the consumer staples sector by reducing/eliminating positions in food, soft drink beverage and household products companies. Stocks in this part of the market have held up relatively well over the past year, and we are channeling the relative profits from these sales into stocks in other parts of the market that we believe represent better opportunities. The overweight within the materials & processing sector was increased by adding to existing positions in agricultural and chemical companies.

LORD ABBETT GROWTH & INCOME FUND

TOP TEN EQUITY HOLDINGS At June 30, 2008	INDUSTRY WEIGHTINGS At June 30, 2008

% of Net Assets
JPMorgan Chase & Co.	3.6%
Bank Of New York Mellon Corp.	3.3
Kroger Co.	3.0
Wells Fargo & Co.	3.0
Merrill Lynch & Co., Inc.	3.0
General Electric Co.	2.8
Wal-Mart Stores, Inc.	2.6
Fannie Mae	2.6
Exxon Mobil Corp.	2.5
Abbott Laboratories	2.3

% of Net Assets
Oil & Gas-Exploration & Production	7.8%
Capital Markets	7.3
Commercial Banks	7.0
Food & Staples Retailing	6.8
Pharmaceuticals	6.1
Diversified Financial Services	4.8
Short Term Investments	4.5
Software	3.9
Energy Equipment & Services	2.9
Industrial Conglomerates	2.8
Food Products	2.8
Thrift & Mortgage Finance	2.6
Metals & Mining	2.6
Health Care Equipment & Supplies	2.3
Road & Rail	2.2
Internet & Catalog Retail	2.2
Beverages	2.1
Industrial	2.0
Insurance	2.0
Communications Equipment	1.9
Materials	1.9
Computers & Peripherals	1.8
Multi-Line Retail	1.7
Chemicals	1.5
Diversified Telecommunication Services	1.5
Electrical Equipment	1.5
Specialty Retail	1.5
Commercial Services & Supplies	1.3
Biotechnology	1.3
IT Services	1.0
Air Freight & Logistics	1.0
Consumer Finance	0.8
Energy	0.6
Semiconductors & Semiconductor Equipment	0.6
Machinery	0.5
Airlines	0.4
Multi-Utilities	0.4
Electric Utilities	0.4
REITS	0.4
Media	0.3
Tobacco	0.2
Other assets less liabilities	2.8

TOTAL	100.0%

LORD ABBETT GROWTH & INCOME FUND

Comparison of Change in Value of a $10,000 Investment in the Lord Abbett Growth & Income Fund – Initial Class and the Russell 1000 Value Index

Comparison of Change in Value of a $10,000 Investment in the Lord Abbett Growth & Income Fund – Service Class and the Russell 1000 Value Index

LORD ABBETT GROWTH & INCOME FUND

Total Returns for Period Ended June 30, 2008**

Initial Class Shares	Life of Fund***
Lord Abbett Growth & Income Fund	(4.90)%
Russell 1000 Value Index*	(3.53)%
Service Class Shares
Lord Abbett Growth & Income Fund	(5.00)%
Russell 1000 Value Index*	(3.53)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratio and lower forecasted growth values. The Russell 1000® Value Index has been taken from published sources.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Lord Abbett Growth & Income Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from March 7, 2008 (commencement of operations) to June 30, 2008.

MANAGEMENT’S DISCUSSION & ANALYSIS

GOLDMAN SACHS MID CAP VALUE FUND (subadvised by Goldman Sachs Asset Management, L.P.)

For the period since inception to June 30, 2008, seven of the ten sectors in the Russell Mid Cap Value Index posted positive results, particularly the Energy (+34.1%) and Healthcare (+9.9%) sectors. The Energy sector was also the largest positive contributor (weight times performance) to Index returns.

The Fund outperformed its benchmark for the period. Returns to the investment themes were positive overall. Momentum was, by far, the best performing theme, followed by Sentiment and Profitability. Quality also added value, albeit less significantly. In contrast, Valuation and Management detracted from relative returns for the period.

Among sectors, stock selection was positive overall for the period. The portfolio’s holdings in the Financials and Energy sectors were the most successful relative to their peers in the benchmark. On the downside, stock selection in the Materials sector was the least successful for the period.

Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should do better than poor momentum stocks. We also prefer companies about which fundamental research analysts are becoming more positive, and firms that are profitable, have sustainable earnings, and use their capital to enhance shareholder value. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection as opposed to sector or size allocations.

GOLDMAN SACHS MID CAP VALUE FUND

TOP TEN EQUITY HOLDINGS At June 30, 2008	INDUSTRY WEIGHTINGS (Continued) At June 30, 2008

% of Net Assets
Ishares Russell 2000 Index Fund	2.4%
Noble Energy, Inc.	1.5
AvalonBay Communities, Inc.	1.3
AMB Property Corp.	1.3
Equity Residential Properties Trust	1.2
OGE Energy Corp.	1.2
Ingersoll-Rand Co., Ltd	1.1
Marshall & Iisley Corp.	1.1
Safeway, Inc.	1.1
Arch Cap Group, Ltd.	1.1

INDUSTRY WEIGHTINGS

At June 30, 2008

% of Net Assets
REITS	10.5%
Insurance	7.5
Oil & Gas-Exploration & Production	7.1
Multi-Utilities	7.0
Electric Utilities	3.9
Chemicals	3.8
Media	3.8
Commercial Banks	3.6
Food Products	3.4
Exchange Traded Fund	3.4
Short Term Investments	3.3
Machinery	3.0
Food & Staples Retailing	2.4
Capital Markets	2.3
Specialty Retail	2.2
Gas Utilities	2.2
Energy Equipment & Services	2.0
Metals & Mining	1.8
Electronic Equipment & Instruments	1.6
Computers & Peripherals	1.5
Diversified Financial Services	1.5
Beverages	1.5
Household Durables	1.5
Diversified Telecommunication Services	1.4
Biotechnology	1.3
Road & Rail	1.3
Multi-Line Retail	1.1

% of Net Assets
Thrift & Mortgage Finance	1.1%
Containers & Packaging	1.1
Software	1.1
IT Services	1.0
Health Care Providers & Services	0.8
Building Products	0.8
Electrical Equipment	0.8
Consumer Finance	0.7
Independent Power Producers & Energy Traders	0.7
Construction & Engineering	0.7
Hotels Restaurants & Leisure	0.7
Communications Equipment	0.6
Distributors	0.6
Paper & Forest Products	0.6
Airlines	0.5
Textiles, Apparel & Luxury Goods	0.5
Leisure Equipment & Products	0.4
Commercial Services & Supplies	0.4
Automobiles	0.4
Aerospace & Defense	0.4
Semiconductors & Semiconductor Equipment	0.3
Real Estate Management & Development	0.3
Life Sciences Tools & Services	0.3
Marine	0.3
Pharmaceuticals	0.2
Internet & Catalog Retail	0.2
Auto Components	0.2
Diversified Consumer Services	0.2
Internet Software & Services	0.2
Tobacco	0.1
Health Care Equipment & Supplies	0.1
Industrial Conglomerates	0.0 *
Liabilities in excess of other assets	(2.2)

TOTAL	100.0%

* Amount is less than 0.05%.

GOLDMAN SACHS MID CAP VALUE FUND

Comparison of Change in Value of a $10,000 Investment in the Goldman Sachs Mid Cap Value Fund – Initial Class and the Russell Midcap Value Index

Comparison of Change in Value of a $10,000 Investment in the Goldman Sachs Mid Cap Value Fund – Service Class and the Russell Midcap Value Index

GOLDMAN SACHS MID CAP VALUE FUND

Total Returns for Period Ended June 30, 2008**

Initial Class Shares	Life of Fund***
Goldman Sachs Mid Cap Value Fund	3.40%
Russell MidCap Value Index*	0.10%
Service Class Shares
Goldman Sachs Mid Cap Value Fund	3.30%
Russell MidCap Value Index*	0.10%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. The value of an investment in the Goldman Sachs Mid Cap Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from March 7, 2008 (commencement of operations) to June 30, 2008.

MANAGEMENT’S DISCUSSION & ANALYSIS

GOLDMAN SACHS SHORT DURATION FUND (subadvised by Goldman Sachs Asset Management, L.P.)

A combination of top-down and bottom-up strategies impacted performance for the period since inception to June 30, 2008. Term structure positioning was an important driver of returns as yields on US Treasuries rose over the period, amid rising inflation fears. Within cross-sector strategies, the portfolio’s exposures were primarily to the Government (Treasury and Agency) sectors, corporate and collateralized sectors. Overall, ongoing sector spread volatility was a modest drag on returns, particularly in June.

The mortgage sector continued to be volatile over the period. The beginning of March was characterized by a sell-off in the collateralized sector, driven by continued concerns around liquidity and forced asset sales from various mortgage-related funds. Market sentiment improved in April, fueled by improved financing and liquidity conditions. However, things took a turn for the worse in May and June, putting renewed pressure on all risk assets. A number of factors weighed on the mortgage market in the latter part of the second quarter, including renewed macroeconomic concerns, continued declines in home prices, weakening in the broader financial system, as well as quarter-end balance sheet pressures. Continued bank writedowns and losses contributed to renewed headline risk. Underperformance was most pronounced in the non-agency mortgage market where renewed headline risk and financial sector stress has put the most pressure.

Despite underperformance in June, the Lehman Mortgage Index ended the second quarter up relative to Treasuries, with Hybrid adjustable-rate mortgages (ARMs) leading the outperformance. Spreads reversed some of the extreme widening experienced in March, before losing some ground again in June.

In line with the performance of the mortgage sector, March was a difficult month for the corporate sector as well, driven largely by weak economic data and negative headline company news. However, in the second quarter, despite a deluge of new issuance, mixed earnings results, and continued negative headlines, investment grade credit managed held up relatively well. Early in the quarter, spreads rebounded off the wide levels seen in March as the general fear of systemic risk had slightly abated. However, June proved to be another difficult month for risky assets as weakness in equities, higher inflation, and persistently high oil prices weighed heavily on investor sentiment.

Reversing the trend of the previous three quarters, yields on U.S. Treasuries rose in the second quarter, as higher commodity prices contributed to higher inflation and inflationary expectations. Yields rose across the curve with the largest increase in the 2-year note (+103 basis points). The 10-year yield rose +56 basis points on the quarter to close the quarter at 3.97%. Credit sector spreads rebounded from their recent wide levels experienced during the first quarter, benefiting from the Federal Reserve Board’s (the “Fed”) efforts to restore liquidity. In April, the Fed cut the discount rate and the target Fed Funds rate each by 25 basis points, citing continued weakness in economic activity. However, the Fed shifted its concerns in the statement from its June meeting stating that, “Although downside risks to growth remain, they appear to have diminished somewhat, and the upside risks to inflation and inflation expectations have increased.” Fed officials have attempted to contain inflation expectations through a combination of hawkish rhetoric and comments in support of the U.S. dollar, prompting markets to begin pricing in a Fed rate hike later this year.

We believe the most likely scenario is that the U.S. economy remains soft, expanding at a 1% rate over the next 12 months. Our forecast is unchanged from last quarter and remains below the 1.5% consensus forecast. We expect growth to come primarily from exports and a temporary boost to consumer spending from the fiscal stimulus package, with housing, employment and business investment remaining under pressure for some time. The spike in fuel costs has contributed to both slower growth and rising inflation, creating a new conundrum for Fed policymakers attempting to contain inflation expectations, as well as a crisis in the financial and housing sectors. Fed policymakers have cited the decline in the dollar as a contributor to rising US inflation. If slower growth does not reduce inflation and inflation expectations continue to rise, we believe the Fed may need to support its rhetoric about the need for a strong dollar by raising rates modestly over the next 12 months.

GOLDMAN SACHS SHORT DURATION FUND

TOP TEN BOND ISSUERS At June 30, 2008	PORTFOLIO COMPOSITION At June 30, 2008

% of Net Assets
United States Treasury Notes	31.2%
Federal Home Loan Bank	21.1
Federal National Mortgage Association	7.1
General Electric Capital Corp.	2.5
Pepsico, Inc.	2.5
NewYork Life Global Funding	2.4
Metropolitan Life Global Funding	2.4
Wells Fargo & Co.	2.3
Kreditanstalt Fur Wiederaufbauglobal	2.2
European Investment Bank	1.4

% of Net Assets
U.S. Government Agency Obligations	59.4%
Short Term Investments	22.5
Corporate Debt Obligations	15.7
Other assets less liabilities	2.4

TOTAL	100.0%

Comparison of Change in Value of a $10,000 Investment in the Goldman Sachs Short Duration Fund – Initial Class and the Merrill Lynch 1-3 Year Treasury Index

Comparison of Change in Value of a $10,000 Investment in the Goldman Sachs Short Duration Fund – Service Class and the Merrill Lynch 1-3 Year Treasury Index

GOLDMAN SACHS SHORT DURATION FUND

Total Returns for Period Ended June 30, 2008**

Initial Class Shares	Life of Fund***
Goldman Sachs Short Duration Fund	(0.80)%
Merrill Lynch 1-3 Year Treasury Index*	(0.78)%
Service Class Shares
Goldman Sachs Short Duration Fund	(0.98)%
Merrill Lynch 1-3 Year Treasury Index*	(0.78)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Merrill Lynch 1-3 Year Treasury Index tracks the performance of the direct Sovereign debt of the U.S. Government. It includes all U.S. dollar-denominated U.S. Treasury Notes and Bonds having at least one year remaining to maturity. U.S. Treasury Bills and Inflation-Linked securities do not qualify for the index and zero coupon bonds are excluded. The benchmark represents securities with a 1-3 year maturity range.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Goldman Sachs Short Duration Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from March 7, 2008 (commencement of operations) to June 30, 2008.

MANAGEMENT’S DISCUSSION & ANALYSIS

PIMCO HIGH YIELD FUND (subadvised by Pacific Investment Management Company LLC)

Stress in the financial system arising from the subprime debacle and deleveraging strains, coupled with concern about higher inflation weighed on fixed income returns in the first half of 2008. After easing by 225 basis points and taking exceptional steps to unfreeze credit markets during 2008, the Federal Reserve left the Fed Funds rate unchanged at its meeting in June. High quality bonds, such as Treasuries and Treasury Inflation Protected Securities, outpaced most fixed income sectors during this time. While fundamentals still remain strong relative to historical standards, defaults have gradually picked up through 2008, ending the first half at 2.0%, double the level seen at the beginning of the year but less than half the 20-year average. Despite a flight to quality at the end of the second quarter, lower quality bonds outperformed; CCC/lower rated issues were up 3.40%, outpacing BB and B-rated bonds by 200 and 190 basis points, respectively. The top performing sectors since the Fund’s inception to June 30, 2008 were telecom, which benefited from positive M&A activity, cable/pay TV, and technology. With record oil prices and continued pressure in the finance sector, it was no surprise that air transportation, automotive, and diversified financial services were among the worst performing sectors for the quarter.

For the period since inception to June 30, 2008, the following factors contributed to the Fund’s performance. The Fund’s long exposure to the High Yield 9 CDX index was a large contributor to performance in March as spreads fell sharply during the second half of March. Exposure to mortgages also added to performance early on as Mortgages outperformed in March. An underweight to gaming bonds added to returns, as weak earnings, high leverage, and lower consumer travel weighed on the sector. An emphasis on high grade financials detracted from returns, as asset write-downs continued to pressure the sector. An overweight to the healthcare sector added to returns, as the sector was very resilient during a turbulent quarter. An underweight to the metals and mining sector was negative for returns, as the sector benefited from the surge in commodities. Exposure to emerging market currencies detracted from returns as they underperformed high yield during the quarter.

Looking forward, PIMCO remains fairly bullish on global growth over the next 3-5 years, driven by strong developing economies where we think growth will be in the high single to low double digits. In contrast, we believe that the developed economies will be far more constrained by their demographics and other headwinds they are facing, and will have much more modest growth rates. We believe inflation will trend higher over a secular time frame as stronger global demand spills over into commodity prices and wages rise gradually in emerging economies. Finally, a weak financial sector with constrained liquidity is likely to deter the Federal Reserve from tightening in the near future.

With regard to the Fund, given our outlook for negative-to-neutral technicals, relatively strong but deteriorating fundamentals, and attractive but potentially volatile valuations, we plan to tread our future course carefully. We remain very guarded with the homebuilder sector where a turnaround is still not in sight. With a weakening economy, high consumer debt levels, and little-to-no access to home equity, we are still cautious on consumer cyclicals, such as retail. Instead, we plan to emphasize credits where asset quality is high and where fundamentals should remain stable, such as in the utility and energy sectors. Furthermore, we intend to maintain our focus on the healthcare sector, which fits well within our current defensive posture and where valuations are still attractive. Looking outside of the traditional high yield market, we are likely to retain some exposure to emerging market sovereigns, where we see attractive opportunities that complement traditional high yield. Finally, we are likely to add to select credits, where valuations appear attractive on a duration-adjusted basis, in the European high yield market.

PIMCO HIGH YIELD FUND

TOP TEN BOND ISSUERS At June 30, 2008	PORTFOLIO COMPOSITION At June 30, 2008

% of Net Assets
HCA, Inc.	3.3%
Biomet, Inc.	2.3
CSC Holdings, Inc.	1.9
Qwest Capital Funding, Inc.	1.9
Bombardier, Inc.	1.9
Citigroup, Inc.	1.8
Santander Perpetual Sa Unipersonal	1.8
Georgia-Pacific LLC	1.7
Echostar DBS Corp.	1.7
NRG Energy, Inc.	1.6

% of Net Assets
Corporate Debt Obligations	84.4%
Short Term Investments	12.5
Convertible Preferred Stock	0.4
Asset Backed Securities	0.3
Other assets less liabilities	2.4

TOTAL	100.0%

Comparison of Change in Value of a $10,000 Investment in the PIMCO High Yield Fund – Initial Class and the Merrill Lynch U.S. High Yield BB-B Rated Constrained Index

Comparison of Change in Value of a $10,000 Investment in the PIMCO High Yield Fund – Service Class and the Merrill Lynch U.S. High Yield BB-B Rated Constrained Index

PIMCO HIGH YIELD FUND

Total Returns for Periods Ended June 30, 2008**

Initial Class Shares	Life of Fund***
PIMCO High Yield Fund	1.99%
Merrill Lynch US High Yield BB-B Rated Constrained Index*	1.47%
Service Class Shares
PIMCO High Yield Fund	1.91%
Merrill Lynch US High Yield BB-B Rated Constrained Index*	1.47%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Merrill Lynch US High Yield BB-B Rated Constrained Index contains all securities in the Merrill Lynch US High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the PIMCO High Yield Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period March 7, 2008 (commencement of operations) to June 30, 2008.

EXPENSE INFORMATION

June 30, 2008 (Unaudited)

Information About Your Fund’s Expenses

All mutual funds incur ongoing operating expenses, including management fees and administrative services, among others. The following tables are intended to increase your understanding of the ongoing costs of investing in each Fund. The following examples are based on the investment of $1,000 at the beginning of the period and held for the entire period, January 1, 2008 to June 30, 2008. Expense information does not include any insurance charges imposed in connection with your variable insurance contract.

Actual Expenses: The first section of each table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During the Period”.

Hypothetical (5% annual return before expenses): The second section of each table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Funds with the hypothetical examples that appear in the shareholder reports of other mutual funds.

Expense Information

Investment Grade Bond Fund
Actual	Beginning Account Value 1/1/2008	Ending Account Value 6/30/2008	Expenses Paid During the Period*
Initial Class	$1,000.00	$998.60	$3.73
Service Class	$1,000.00	$996.50	$4.96

Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,021.13	$3.77
Service Class	$1,000.00	$1,019.89	$5.02

Global Real Estate Fund
Actual	Beginning Account Value 1/1/2008	Ending Account Value 6/30/2008	Expenses Paid During the Period*
Initial Class	$1,000.00	$981.40	$5.42
Service Class	$1,000.00	$979.70	$6.64

Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,019.39	$5.52
Service Class	$1,000.00	$1,018.15	$6.77

Oppenheimer Main Street Small Cap Fund
Actual	Beginning Account Value 1/1/2008	Ending Account Value 6/30/2008	Expenses Paid During the Period*
Initial Class	$1,000.00	$904.50	$4.74
Service Class	$1,000.00	$903.50	$5.92

Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,019.89	$5.02
Service Class	$1,000.00	$1,018.65	$6.34

Money Market Fund
Actual	Beginning Account Value 1/1/2008	Ending Account Value 6/30/2008	Expenses Paid During the Period*
Initial Class	$1,000.00	$1,013.80	$2.50
Service Class	$1,000.00	$1,012.60	$3.75

Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,022.38	$2.51
Service Class	$1,000.00	$1,021.13	$3.77

Davis Venture Value Fund
Actual	Beginning Account Value 1/1/2008	Ending Account Value 6/30/2008	Expenses Paid During the Period*
Initial Class	$1,000.00	$893.00	$4.24
Service Class	$1,000.00	$892.00	$5.41

Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,020.39	$4.52
Service Class	$1,000.00	$1,019.14	$5.77

Oppenheimer Large Cap Core Fund
Actual	Beginning Account Value 1/1/2008	Ending Account Value 6/30/2008	Expenses Paid During the Period*
Initial Class	$1,000.00	$861.70	$4.17
Service Class	$1,000.00	$861.30	$5.32

Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,020.39	$4.52
Service Class	$1,000.00	$1,019.14	$5.77

EXPENSE INFORMATION (Continued)

June 30, 2008 (Unaudited)

FI Large Cap Growth Fund
Actual	Beginning Account Value 1/1/2008	Ending Account Value 6/30/2008	Expenses Paid During the Period*
Initial Class	$1,000.00	$859.20	$3.74
Service Class	$1,000.00	$857.90	$4.90

Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,020.84	$4.07
Service Class	$1,000.00	$1,019.59	$5.32

Lord Abbett Growth & Income Fund***
Actual	Beginning Account Value 1/1/2008	Ending Account Value 6/30/2008	Expenses Paid During the Period***
Initial Class	$1,000.00	$951.00	$2.69
Service Class	$1,000.00	$950.00	$3.46

Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,013.09	$2.78
Service Class	$1,000.00	$1,012.30	$3.57

Goldman Sachs Short Duration Fund***
Actual	Beginning Account Value 1/1/2008	Ending Account Value 6/30/2008	Expenses Paid During the Period***
Initial Class	$1,000.00	$992.00	$2.05
Service Class	$1,000.00	$990.20	$2.84

Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,013.79	$2.07
Service Class	$1,000.00	$1,012.99	$2.87

Blue Chip Mid Cap Fund
Actual	Beginning Account Value 1/1/2008	Ending Account Value 6/30/2008	Expenses Paid During the Period**
Initial Class	$1,000.00	$967.70	$4.89
Service Class**	$1,000.00	$1,105.70	$4.17

Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,019.89	$5.02
Service Class	$1,000.00	$1,011.89	$3.99

Goldman Sachs Mid Cap Value Fund***
Actual	Beginning Account Value 1/1/2008	Ending Account Value 6/30/2008	Expenses Paid During the Period***
Initial Class	$1,000.00	$1,034.00	$3.42
Service Class	$1,000.00	$1,033.00	$4.22

Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,012.49	$3.38
Service Class	$1,000.00	$1,011.70	$4.18

PIMCO High Yield Fund***
Actual	Beginning Account Value 1/1/2008	Ending Account Value 6/30/2008	Expenses Paid During the Period***
Initial Class	$1,000.00	$1,019.90	$2.40
Service Class	$1,000.00	$1,019.10	$3.20

Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,013.47	$2.39
Service Class	$1,000.00	$1,012.68	$3.19
*	For each class of the Fund, expenses are equal to the six-month annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period divided by the number of days in the year. The six-month annualized expense ratio was 0.75%, 1.00%, 0.50%, 0.75%, 1.10%, 1.35%, 0.90%, 1.15%, 1.00%, 1.25%, 0.90%, 1.15%, 0.81% and 1.06% for the Investment Grade Bond Fund – Initial Class, Investment Grade Bond Fund – Service Class, Money Market Fund – Initial Class, Money Market Fund – Service Class, Global Real Estate Fund – Initial Class, Global Real Estate Fund – Service Class, Davis Venture Value Fund – Initial Class, Davis Venture Value Fund – Service Class, Oppenheimer Main Street Small Cap Fund – Initial Class, Oppenheimer Main Street Small Cap Fund – Service Class, Oppenheimer Large Cap Core Fund – Initial Class, Oppenheimer Large Cap Core Fund – Service Class, FI Large Cap Growth Fund – Initial Class, and FI Large Cap Growth Fund – Service Class, respectively.
**	For the Initial Class of the Fund, expenses are equal to the six-month annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period divided by the number of days in the year. The six-month annualized expense ratio was 1.00% for the Blue Chip Mid Cap Fund – Initial Class. The Service Class commenced operations on March 7, 2008. For the Service Class of the Fund, actual expenses are equal to the actual expenses incurred by the class from commencement of operations through June 30, 2008. Hypothetical expenses for the Service Class are equal to the four-month annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period divided by the number of days in the year. The four-month annualized expense ratio was 1.25% for the Blue Chip Mid Cap Fund – Service Class.
***	The Lord Abbett Growth & Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Short Duration Fund, and PIMCO High Yield Fund commenced operations on March 7, 2008. For each class of the Lord Abbett Growth & Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Short Duration Fund, and PIMCO High Yield Fund, actual expenses are equal to the actual expenses incurred by each class from commencement of operations through June 30, 2008. Hypothetical expenses for each class are equal to the four-month annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period divided by the number of days in the year. The four-month annualized expense ratio was 0.87%, 1.12%, 1.06%, 1.31%, 0.65% 0.90%, 0.75% and 1.00% for the Lord Abbett Growth & Income Fund – Initial Class, Lord Abbett Growth & Income Fund – Service Class, Goldman Sachs Mid Cap Value Fund – Initial Class, Goldman Sachs Mid Cap Value Fund – Service Class, Goldman Sachs Short Duration Fund – Initial Class, Goldman Sachs Short Duration Fund – Service Class, PIMCO High Yield Fund – Initial Class, and PIMCO High Yield Fund – Service Class, respectively.

INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Principal Amount (000)	Value

ASSET BACKED SECURITIES – 0.4%
Airplanes Pass Through Trust Series D (1) 10.88%, 3/15/12	$494	$0
Peco Energy Transition Trust 6.13%, 3/1/09	235	235,840

Total Asset Backed Securities (cost $556,352)		235,840

CORPORATE DEBT OBLIGATIONS – 46.5%
AUTO – 0.6%
Ford Motor Credit Co. 8.00%, 12/15/16	500	363,381

BANKS – 3.5%
Bear Stearns Cos., Inc./the 7.25%, 2/1/18	400	417,426
HBOS PLC (2) 5.92%, 9/29/49	500	356,101
Huntington Capital 6.65%, 5/15/37	300	188,909
Icici Bank, Ltd. (2) 6.38%, 4/30/22	300	268,851
Wachovia Corp. 5.75%, 2/1/18	700	637,991
Washington Mutual Preferred Funding Trust (2) 6.53%, 3/29/49	750	333,015

		2,202,293

BROKERAGE – 2.6%
Jefferies Group, Inc. 6.25%, 1/15/36	500	365,432
Lehman Brothers Holdings, Inc. 5.75%, 5/17/13	500	475,612
Merrill Lynch & Co., Inc. 5.70%, 5/2/17	400	352,175
Morgan Stanley 4.75%, 4/1/14	500	455,615

		1,648,834

BUILDING MATERIALS – 1.7%
C10 Capital Spv., Ltd. (2) 6.72%, 12/1/49	650	596,875
Owens Corning, Inc. 6.50%, 12/1/16	500	455,239

		1,052,114

	Principal Amount (000)	Value

CABLE – 0.9%
Time Warner Entertainment Co. 10.15%, 5/1/12	$500	$561,316

ELECTRIC UTILITIES – 2.6%
Allegheny Energy Supply Co. LLC (2) 8.25%, 4/15/12	750	781,875
Nisource Finance Corp. 6.40%, 3/15/18	650	627,337
PSEG Energy Holdings, Inc. 8.50%, 6/15/11	200	209,774

		1,618,986

FINANCIALS – 5.4%
Allied Capital Corp. 6.00%, 4/1/12	500	475,944
American Capital Strategies Ltd. 6.85%, 8/1/12	650	606,323
Capital One Capital III 7.69%, 8/15/36	700	560,101
CIT Group Funding Co. 4.65%, 7/1/10	350	292,744
Countrywide Financial Corp. 6.25%, 5/15/16	325	289,362
Discover Financial Services 6.45%, 6/12/17	650	549,341
General Motors Acceptance Corp. 7.00%, 2/1/12	300	208,532
Noble Group, Ltd. (2) 6.63%, 3/17/15	500	437,933

		3,420,280

GAMING – 1.4%
Mashantucket Western Pequot Tribe (2) 8.50%, 11/15/15	1,000	882,500

GAS & PIPELINE UTILITIES – 3.8%
Enterprise Products Operating LP 7.03%, 1/15/68	1,000	874,262
Rockies Express Pipeline LLC (2) 6.85%, 7/15/18	250	253,052
Southern Natural Gas Co. (2) 5.90%, 4/1/17	500	477,667
Southern Union Co. 7.20%, 11/1/66	380	306,634
Transcanada Pipelines, Ltd. 6.35%, 5/15/67	600	518,082

		2,429,697

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Principal Amount (000)	Value

HEALTH SERVICES – 1.9%
Humana, Inc. 6.45%, 6/1/16	$500	$485,016
Medco Health Solutions, Inc. 7.13%, 3/15/18	700	726,946

		1,211,962

HOME CONSTRUCTION – 0.9%
KB Home & Broad Home Corp. 6.38%, 8/15/11	650	598,000

INSURANCE – 1.6%
Assured Guaranty US Holdings, Inc. 6.40%, 12/15/66	600	395,850
Liberty Mutual Group, Inc. (2) 7.80%, 3/15/37	750	598,774

		994,624

MEDICAL PRODUCTS – 0.7%
Covidien International Finance 6.00%, 10/15/17	430	435,200

METALS – 2.1%
Rio Tinto Fin USA Ltd 6.50%, 7/15/18	650	651,972
United States Steel Corp. 6.05%, 6/1/17	700	653,769

		1,305,741

MULTIMEDIA – 0.8%
Grupo Televisa Sa (2) 6.00%, 5/15/18	500	486,270

OIL – 0.5%
Pemex Finance, Ltd. 9.03%, 2/15/11	330	345,693

PAPER PRODUCTS – 0.5%
International Paper Co. 7.95%, 6/15/18	300	298,330

REITS – 4.6%
Commercial Net Lease Realty 6.25%, 6/15/14	550	526,152
Prologis 6.63%, 5/15/18	750	738,793
Realty Income Corp. 6.75%, 8/15/19	500	470,924
Reckson Operating Partnership 5.15%, 1/15/11	700	661,417
Simon Property Group LP 5.75%, 5/1/12	550	549,987

		2,947,273

	Principal Amount (000)	Value

RETAIL – 2.1%
Controladora Commercial Mexicana S.A. de C.V. 6.63%, 6/1/15	$600	$604,142
Home Depot, Inc. 5.88%, 12/16/36	450	367,617
JC Penney Corp., Inc. 5.75%, 2/15/18	425	379,195

		1,350,954

SOFTWARE – 1.1%
Fiserv, Inc. 6.80%, 11/20/17	700	708,144

SUPERMARKETS – 0.9%
Delhaize Group (2) 6.50%, 6/15/17	600	605,231

TELECOMMUNICATIONS – 3.3%
Intelsat 6.50%, 11/1/13	260	182,975
Rogers Wireless, Inc. 8.00%, 12/15/12	1,000	1,032,500
Sprint Capital Corp. 6.90%, 5/1/19	400	351,000
Telecom Italia Capital 4.95%, 9/30/14	600	549,152

		2,115,627

TOBACCO – 0.8%
Philip Morris International, Inc. 5.65%, 5/16/18	500	485,981

UTILITIES – 2.2%
Centerpoint Energy, Inc. 6.50%, 5/1/18	750	732,504
E.on International Finance (2) 5.80%, 4/30/18	650	637,654

		1,370,158

Total Corporate Debt Obligation (cost $32,317,630)		29,438,589

COMMERCIAL MORTGAGE BACKED SECURITIES – 13.0%
Banc of America Mortgage Securities, Inc. (4) 4.76%, 6/25/35	640	586,086
Bear Stearns Commercial Mortgage Securities 5.79%, 9/11/42	1,000	950,057

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Principal Amount (000)	Value

Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-C1 Class A3 (4) 5.40%, 7/15/44	$750	$738,317
Commercial Mortgage Asset Trust Series 1999-C1 Class F (2) 6.25%, 1/17/32	400	356,647
CS First Boston Mortgage Securities Corp. Series 2000-C1 Class A2 7.55%, 4/15/62	342	353,563
GMAC Commercial Mortgage Securities, Inc. Series 2003-C1 Class A2 4.08%, 5/10/36	800	755,757
GMAC Commercial Mortgage Securities, Inc. Series 2003-C1 Class A2 4.22%, 4/10/40	220	219,056
Greenwich Capital Commercial Funding Corp. Series 2005-GG3 Class A4 4.80%, 8/10/42	200	189,020
GS Mortgage Securities Corp. Series 2005-GG4 Class AJ 4.78%, 7/10/39	700	605,875
JP Morgan Chase Commercial Mortgage Series 2005 LDP5 Mortgage Certificate Class A3 (4) 5.37%, 12/15/44	550	539,179
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-LDP7 Mortgage Certificate Class AM (4) 6.07%, 4/15/45	500	470,864
JP Morgan Mortgage Trust (4) 5.07%, 6/25/35	53	51,838
Master Adjustable Rate Mortgage Trust 4.85%, 1/25/36	315	304,385
Residential Accredited Loans, Inc. 4.82%, 7/25/35	1,030	863,406
5.50%, 9/25/33	279	278,188
Wachovia Bank Commercial Mortgage Trust Series 2003-C9 Class A2 3.96%, 12/15/35	235	234,354
Wamu Mortgage Pass Through Certificates (4) 5.61%, 1/25/36	297	258,838

	Principal Amount (000)	Value

Wells Fargo Mortgage Backed Securities Trust Series 2005-AR 16 4.99%, 10/25/35	$500	$477,720

Total Commercial Mortgage Backed Securities (cost $8,476,340)		8,233,150

U.S. GOVERNMENT AGENCY OBLIGATIONS – 39.8%
Federal Home Loan Mortgage
5.00%, 9/1/19	295	294,054
5.00%, 11/1/19	570	567,268
5.50%, 10/1/17	156	158,559
5.50%, 11/1/17	304	308,267
5.50%, 9/15/28	600	614,337
5.50%, 6/1/33	319	315,630
5.50%, 3/1/36	428	418,428
5.50%, 9/1/37	1,760	1,735,055
6.00%, 1/1/17	79	81,183
6.00%, 2/1/29	18	18,434
6.00%, 8/1/37	816	824,924
6.50%, 10/1/16	42	44,119
6.50%, 11/1/16	5	5,358
6.50%, 9/1/34	279	288,410
6.50%, 4/1/35	171	177,003
6.73%, 8/1/32	47	47,803
7.00%, 11/1/29	25	26,608
7.00%, 1/1/31	12	12,377
7.00%, 4/1/31	5	5,086
7.00%, 8/1/31	157	165,658
7.50%, 3/1/30	5	5,875
7.50%, 12/1/30	17	18,126
Federal National Mortgage Assn.
4.50%, 6/1/19	1,118	1,090,444
5.00%, 6/1/18	363	362,820
5.00%, 7/1/20	875	869,665
5.00%, 10/1/20	340	337,851
5.00%, 12/1/20	215	213,823
5.00%, 10/1/35	49	47,059
5.00%, 5/1/36	2,012	1,890,417
5.00%, 7/1/36	615	592,462
5.50%, 3/1/22	407	410,390
5.50%, 12/1/32	1,149	1,139,891
5.50%, 6/1/35	1,143	1,130,453
5.50%, 8/1/35	761	752,291
5.50%, 6/1/37	2,233	2,203,826
6.00%, 12/1/13	3	2,717
6.00%, 11/1/16	16	16,772
6.00%, 1/25/32	2,706	2,778,032
6.00%, 8/1/34	380	385,171

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Principal Amount (000)	Value

6.00%, 12/1/36	$842	$850,817
6.00%, 11/1/37	893	902,118
8.00%, 8/1/30	4	3,894
Government National Mortgage Assn.
6.00%, 8/15/16	47	48,805
6.00%, TBA MDR	450	456,328
6.50%, 9/15/31	85	88,423
6.50%, 3/15/32	77	79,567
6.50%, 9/15/32	111	115,237
6.50%, 10/15/32	123	127,803
7.00%, 12/15/14	27	28,711
7.00%, 2/15/28	19	20,298
7.50%, 3/15/30	3	3,561
7.50%, 9/15/30	36	38,488
U.S. Treasury Notes (3)
1.88%, 7/15/13	1,169	1,236,286
2.00%, 1/15/14	291	308,510
3.50%, 2/15/18	600	577,547

Total U.S. Government Agency Obligations (cost $25,084,255)		25,243,039

	Shares	Value

SHORT TERM INVESTMENTS – 0.0% +
MUTUAL FUNDS – 0.0% +
Federated Prime Obligation Fund	1	$1
SSGA Money Market Fund	7	7

		8

Total Short Term Investments (cost $8)		8

TOTAL INVESTMENTS – 99.7%
(cost $66,434,587)		63,150,626
Other assets less liabilities – 0.3%		173,685

NET ASSETS – 100.0%		$63,324,311

(1)	Security is in default.
(2)	Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008 these securities amounted to $7,072,445, representing 11.17% of net assets.
(3)	Security or a portion of the security has been designated as collateral for TBA securities.
(4)	Variable rate security. The interest rate shown reflects the rate in effect as of June 30, 2008.
MDR = security subject to mortgage dollar roll transaction.
TBA = to be announced
+	Amount is less than 0.05%.

See Notes to Financial Statements.

MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Principal Amount (000)	Value

COMMERCIAL PAPER – 98.6%
American Express Credit Corp.
2.65%, 7/14/08	$1,500	$1,498,565
2.96%, 8/25/08	2,285	2,274,667
American General Finance Corp . (1)
2.95%, 7/29/08	5,360	5,347,702
AT&T, Inc. (1)
2.12%, 7/22/08	5,400	5,393,322
Bankamerica Corp.
2.62%, 10/1/08	1,076	1,068,809
2.67%, 9/9/08	2,000	1,989,636
2.69%, 9/9/08	2,500	2,486,924
BMW US Capital LLC
2.43%, 7/1/08	5,000	5,000,000
Canadian Wheat Board
2.09%, 7/22/08	2,000	1,997,562
2.15%, 8/14/08	3,450	3,440,934
Citigroup Funding, Inc.
2.82%, 7/14/08	3,675	3,671,258
Coca Cola Co. (1)
2.09%, 8/4/08	3,345	3,338,397
2.15%, 9/15/08	2,000	1,990,922
Dupont (E.I.) De Nemours & Co. (1)
2.08%, 7/10/08	1,000	999,480
2.09%, 7/1/08	1,300	1,300,000
Export Development Corp.
2.03%, 8/11/08	4,345	4,334,955
FCAR Owner Trust
2.92%, 8/15/08	5,500	5,479,925
General Electric Capital Corp.
2.35%, 7/28/08	2,900	2,894,889
2.45%, 7/25/08	1,400	1,397,713
2.62%, 7/28/08	1,040	1,037,956
Goldman Sachs Group
2.30%, 8/1/08	1,140	1,137,742
HSBC Finance Corp.
2.25%, 7/10/08	3,000	2,998,313
2.50%, 9/3/08	2,245	2,235,022
International Business Machine Corp.
2.24%, 9/2/08	2,470	2,460,318
J.P. Morgan Chase
2.45%, 9/8/08	2,000	1,990,608
2.50%, 8/12/08	1,000	997,083
2.55%, 11/3/08	2,365	2,344,060
KFW International Finance, Inc. (1)
2.23%, 7/18/08	5,000	4,994,735
Merrill Lynch & Co., Inc.
3.07%, 8/4/08	4,100	4,088,112
3.13%, 9/5/08	1,300	1,292,540

	Principal Amount (000)	Value

Morgan Stanley Dean Witter & Co.
2.86%, 11/21/08	$3,375	$3,336,658
3.01%, 11/10/08	1,900	1,879,030
National Rural Utilities Cooperative Finance Corp.
2.22%, 7/21/08	5,000	4,993,833
Prudential Funding LLC
2.11%, 7/30/08	2,885	2,880,096
Rabobank USA Financial Corp.
2.62%, 9/8/08	5,000	4,974,940
Societe Generale North America
2.86%, 7/16/08	5,000	4,994,042
State Street Corp.
2.35%, 7/8/08	5,397	5,394,534
The Procter & Gamble Co. (1)
2.17%, 7/22/08	1,835	1,832,677
2.18%, 8/8/08	3,000	2,993,097
Thunder Bay Funding (1)
2.60%, 7/16/08	5,350	5,344,204
Toyota Credit de Puerto Rico
2.40%, 7/18/08	1,300	1,298,527
2.50%, 10/7/08	4,075	4,047,267
UBS Finance, Inc.
2.65%, 9/15/08	700	696,084
2.80%, 7/15/08	4,000	3,995,644
Wal-Mart Stores, Inc. (1)
1.93%, 10/10/08	1,100	1,094,044
2.05%, 10/6/08	3,800	3,779,010
Wells Fargo & Co.
2.14%, 7/25/08	4,140	4,134,093
2.20%, 7/1/08	1,000	1,000,000

Total Commercial Paper (cost $140,149,929)		140,149,929

	Shares
MUTUAL FUNDS – 1.7%
Federated Prime Obligation Fund	2,438,984	2,438,984
SSGA Money Market Fund	1,532	1,532

Total Mutual Funds (cost $2,440,516)		2,440,516

TOTAL INVESTMENTS – 100.3%
(cost $142,590,445)		142,590,445
Liabilities in excess of other assets – (0.3)%		(494,367)

NET ASSETS – 100.0%		$142,096,078

(1)	Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008 these securities amounted to $38,407,590, representing 27.03% of net assets.

See Notes to Financial Statements.

GLOBAL REAL ESTATE FUND

PORTFOLIO OF INVESTMENTS June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 98.6%
APARTMENTS – 5.2%
AvalonBay Communities, Inc.		71,878	$6,408,642
Equity Residential Properties Trust		164,047	6,278,079

			12,686,721

DIVERSIFIED – 20.3%
British Land Co Plc	GB	636,799	8,981,480
Capitaland Ltd	SG	1,690,453	7,080,562
IMMOEAST Ag*	AT	521,814	4,626,171
Lexington Corporate Properties Trust		431,875	5,886,456
Mitsubishi Estate Co Ltd	JP	310,618	7,108,030
Stockland	AU	987,275	5,089,134
Vornado Realty Trust		117,903	10,375,464

			49,147,297

HEALTH CARE EQUIPMENT & SERVICES – 8.1%
Medical Properties Trust, Inc.		954,627	9,660,825
Tenet Healthcare Corp.*		875,500	4,867,780
Ventas, Inc.		116,502	4,959,490

			19,488,095

HOTELS & RESTAURANTS – 1.9%
Host Hotels & Resorts, Inc.		344,735	4,705,633

OFFICE – 11.8%
Alexandria Real Estate Equities, Inc.		83,739	8,151,154
Beni Stabili S.p.A.	IT	2,054,326	2,041,767
Highwoods Properties, Inc.		170,965	5,371,721
Ivg Immobilien Ag	DE	326,607	6,439,133
SL Green Realty Corp.		78,571	6,499,393

			28,503,168

REGIONAL MALLS – 19.0%
General Growth Properties, Inc.		205,307	7,191,904
Macerich Co.		119,975	7,454,047

	Country Code**	Shares	Value

Pennsylvania Real Estate Investment		255,137	$5,903,870
Simon Property Group, Inc.		152,907	13,744,810
Unibail-Rodamco	FR	51,180	11,840,738

			46,135,369

SHOPPING CENTERS – 15.4%
Hammerson Plc	GB	397,470	7,061,847
Japan Retail Fund Investment Corp	JP	831	4,789,264
Kimco Realty Corp.		273,114	9,427,895
Klepierre	FR	96,020	4,848,100
Link Reit/the	HK	3,069,970	6,992,641
Meinl European Land Ltd Cert.*	AT	45,335	509,306
Regency Centers Corp.		62,486	3,694,172

			37,323,225

TIMBER & FOREST PRODUCTS – 6.5%
Plum Creek Timber Co., Inc.		177,903	7,598,237
Weyerhaeuser Co.		161,245	8,246,070

			15,844,307

WAREHOUSE & INDUSTRIAL – 10.4%
Brixton Plc	GB	1,465,126	7,014,484
Eastgroup Properties, Inc.		64,262	2,756,840
Goodman Group	AU	1,276,114	3,771,073
ProLogis Trust		213,624	11,610,464

			25,152,861

Total Common Stocks (cost $261,270,425)			238,986,676

SHORT TERM INVESTMENTS – 1.8%
MUTUAL FUNDS – 1.8%
Federated Prime Obligation Fund (cost $4,331,754)		4,331,754	4,331,754

See Notes to Financial Statements.

GLOBAL REAL ESTATE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

Value

TOTAL INVESTMENTS – 100.4%
(cost $265,602,179)	$243,318,430
Liabilities in excess of other assets – (0.4)%	(1,060,814)

NET ASSETS – 100.0%	$242,257,616

*	Non-income producing security

** Unless otherwise noted the country code for all securities is United States.

AT	Austria
AU	Australia
DE	Germany
FR	France
GB	United Kingdom
HK	Hong Kong
IT	Italy
JP	Japan
SG	Singapore

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND

PORTFOLIO OF INVESTMENTS June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 91.5%
AIR FREIGHT & LOGISTICS – 0.5%
Toll Holdings, Ltd.	AU	12,472	$71,804
United Parcel Services, Inc. Class B		6,300	387,261

			459,065

AUTOMOBILES – 1.1%
Harley-Davidson, Inc.		28,400	1,029,784

BEVERAGES – 2.1%
Diageo PLC ADR		16,800	1,241,016
Heineken Holding NV	NL	16,925	776,633

			2,017,649

CAPITAL MARKETS – 4.0%
Ameriprise Financial, Inc.		14,280	580,768
Bank Of New York Mellon Corp.		29,700	1,123,551
E*Trade Financial Corp.*		6,100	19,154
Merrill Lynch & Co., Inc.		58,300	1,848,693
Morgan Stanley		2,800	100,996
State Street Corp.		2,800	179,172

			3,852,334

COMMERCIAL BANKS – 2.5%
Toronto-Dominion Bank		6,863	427,359
Wachovia Corp.		32,620	506,589
Wells Fargo & Co.		62,800	1,491,500

			2,425,448

COMMERCIAL SERVICES & SUPPLIES – 1.0%
D & B Corp.		9,300	815,052
Visa, Inc. Class A*		2,380	193,518

			1,008,570

COMMUNICATIONS EQUIPMENT – 0.5%
Cisco Systems, Inc.*		21,200	493,112

COMPUTERS & PERIPHERALS – 1.5%
Dell, Inc.*		36,000	787,680
Hewlett-Packard Co.		15,800	698,518

			1,486,198

CONSTRUCTION MATERIALS – 1.0%
Martin Marietta Materials, Inc.		4,800	497,232
Vulcan Materials Co.		7,844	468,914

			966,146

	Country Code**	Shares	Value

CONSUMER FINANCE – 3.2%
American Express Co.		80,935	$3,048,821
Discover Financial Services		4,450	58,607

			3,107,428

CONTAINERS & PACKAGING – 1.3%
Sealed Air Corp.		65,100	1,237,551

DIVERSIFIED CONSUMER SERVICES – 0.9%
H&R Block, Inc.		40,900	875,260

DIVERSIFIED FINANCIAL SERVICES – 4.1%
Citigroup, Inc.		20,133	337,429
JPMorgan Chase & Co.		85,246	2,924,790
Moody’s Corp.		19,300	664,692

			3,926,911

ELECTRONIC EQUIPMENT & INSTRUMENTS – 1.9%
Agilent Technologies, Inc.*		29,600	1,051,984
Garmin Ltd		3,200	137,088
Tyco Electronics Ltd		17,382	622,623

			1,811,695

ENERGY EQUIPMENT & SERVICES – 1.1%
Transocean, Inc.*		6,957	1,060,177

FOOD & STAPLES RETAILING – 6.4%
Costco Wholesale Corp.		64,700	4,538,058
CVS Caremark Corp.		37,645	1,489,613
Whole Foods Market, Inc.		6,600	156,354

			6,184,025

FOOD PRODUCTS – 0.2%
The Hershey Co.		4,400	144,232

HEALTH CARE EQUIPMENT & SUPPLIES – 0.8%
Covidien Ltd		16,912	809,916

HEALTH CARE PROVIDERS & SERVICES – 2.0%
Cardinal Health, Inc.		13,400	691,172
Express Scripts, Inc.*		10,180	638,490
UnitedHealth Group, Inc.		22,330	586,162

			1,915,824

HOUSEHOLD DURABLES – 0.1%
Hunter Douglas NV	NL	2,033	122,740

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

HOUSEHOLD PRODUCTS – 1.1%
The Procter & Gamble Co.		16,900	$1,027,689

INDUSTRIAL CONGLOMERATES – 2.2%
General Electric Co.		40,100	1,070,269
Siemens Ag	DE	3,700	410,877
Tyco International Ltd		17,312	693,172

			2,174,318

INSURANCE – 12.8%
Ambac Financial Group, Inc.		13,951	18,694
American International Group, Inc.		76,600	2,026,836
Aon Corp.		14,700	675,318
Berkshire Hathaway, Inc. Class A*		30	3,622,500
Loews Corp.		50,000	2,345,000
Markel Corp.*		140	51,380
MBIA, Inc.*		7,500	32,925
Millea Holdings, Inc. (1)	JP	13,600	530,219
Nipponkoa Insurance Co., Ltd	JP	53,050	460,110
The Principal Financial Group, Inc.		5,600	235,032
The Progressive Corp.		87,000	1,628,640
Transatlantic Holdings, Inc.		13,587	767,258

			12,393,912

INTERNET & CATALOG RETAIL – 0.5%
Amazon.com, Inc.*		3,900	285,987
Liberty Media Corp – Interactive Series A*		14,805	218,522

			504,509

INTERNET SOFTWARE & SERVICES – 0.8%
eBay, Inc.*		8,200	224,106
Google, Inc., Class A*		1,070	563,270

			787,376

IT SERVICES – 1.3%
Iron Mountain, Inc.*		45,924	1,219,282

MARINE – 0.7%
China Shipping Development Co., Ltd	HK	124,000	372,136

	Country Code**	Shares	Value

Kuehne & Nagel International AG	CH	3,286	$312,531

			684,667

MEDIA – 5.4%
Comcast Corp. Class A Special		121,416	2,277,764
Grupo Televisa Sa ADR		44,100	1,041,642
Liberty Media Corp – Capital Series A*		2,940	42,336
Liberty Media Corp. – Entertainment Series A*		11,760	284,945
News Corp., Class A		79,730	1,199,139
Virgin Media, Inc.		1,672	22,756
WPP Group PLC ADR		7,000	334,740

			5,203,322

METALS & MINING – 0.8%
BHP Billiton PLC	GB	9,900	378,392
Rio Tinto PLC	GB	3,500	418,674

			797,066

MULTI-LINE RETAIL – 0.1%
Sears Holdings Corp.*		940	69,240

OIL & GAS-EXPLORATION & PRODUCTION – 18.6%
Canadian Natural Resources, Ltd.		18,680	1,872,670
China Coal Energy Co.	HK	314,100	549,473
ConocoPhillips		45,528	4,297,388
Devon Energy Corp.		31,280	3,758,605
EOG Resources, Inc.		26,733	3,507,369
Occidental Petroleum Corp.		42,800	3,846,008
OGX Petroleo e Gas Participacoes SA*	BR	200	159,223

			17,990,736

PAPER & FOREST PRODUCTS – 0.3%
Sino-forest Corp*	CA	17,500	306,828

PERSONAL PRODUCTS – 0.3%
Avon Products, Inc.		7,650	275,553

PHARMACEUTICALS – 0.4%
Johnson & Johnson		6,400	411,776

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.9%
Brookfield Asset Management, Inc.		15,300	497,862

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Hang Lung Group, Ltd.	HK	73,000	$324,407

			822,269

ROAD & RAIL – 0.0%+
Asciano Group	AU	9,300	30,862

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.9%
Texas Instruments, Inc.		31,900	898,304

SOFTWARE – 2.1%
Microsoft Corp.		74,300	2,043,993

SPECIALTY RETAIL – 1.3%
Bed Bath & Beyond, Inc.*		22,500	632,250
CarMax, Inc.*		23,700	336,303
Lowe’s Cos., Inc.		15,800	327,850

			1,296,403

TOBACCO – 3.4%
Altria Group, Inc.		47,000	966,320
Philip Morris International, Inc.		47,000	2,321,330

			3,287,650

	Country Code**	Shares	Value

TRANSPORTATION – 0.9%
China Merchants Holdings International Co., Ltd.	HK	173,366	$670,371
Cosco Pacific, Ltd.	HK	105,300	172,593

			842,964

WIRELESS TELECOMMUNICATION SERVICES – 0.5%
Sprint Nextel Corp.*		55,600	528,200

Total Common Stocks
(cost $81,103,360)			88,530,984

		Principal Amount (000)
SHORT TERM INVESTMENTS – 8.7%
REPURCHASE AGREEMENT – 8.7%
State Street Bank and Trust Company, 1.78%, 7/1/08 (collateralized by $8,805,000 Federal National Mortgage, 5.057%, 12/08/28, with a value of $8,573,869 total to be received $8,401,415) (cost $8,401,000)		$8,401	8,401,000

TOTAL INVESTMENTS – 100.2%
(cost $89,504,360)			96,931,984
Liabilities in excess of other assets – (0.2)%			(188,775)

NET ASSETS – 100.0%			$96,743,209

*	Non-income producing security
**	Unless otherwise noted the country code for all securities is United States.
+	Amount is less than 0.05%.
(1)	Effective July 1, 2008, Millea Holdings, Inc. changed its name to Tokio Marine.

ADR American Depositary Receipt

AU	=	Australia
BR	=	Brazil
CA	=	Canada
CH	=	Switzerland
DE	=	Germany
GB	=	United Kingdom
HK	=	Hong Kong
JP	=	Japan
NL	=	Netherlands

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 99.2%
AEROSPACE & DEFENSE – 1.8%
Aerovironment, Inc.*		1,200	$32,616
Argon ST, Inc.*		1,400	34,720
BE Aerospace, Inc.*		5,400	125,766
Ceradyne, Inc.*		5,400	185,220
Cubic Corp.		9,600	213,888
Curtiss-Wright Corp.		2,400	107,376
DRS Technologies, Inc.		10,300	810,816
Ducommun, Inc.*		2,800	64,288
DynCorp International, Inc.*		13,600	206,040
Esterline Technologies Corp.*		10,500	517,230
Heico Corp		3,800	123,652
Stanley, Inc.*		4,400	147,488
Teledyne Technologies, Inc.*		5,800	282,982
Transdigm Group Inc*		2,500	83,975
Triumph Group, Inc.		8,700	409,770

			3,345,827

AIR FREIGHT & LOGISTICS – 0.5%
Air Transport Services Group Inc.*		2,500	2,500
Atlas Air Worldwide Holdings, Inc.*		5,800	286,868
HUB Group, Inc.*		10,400	354,952
Pacer International, Inc.		12,800	275,328

			919,648

AIRLINES – 0.2%
Allegiant Travel Co*		200	3,718
Hawaiian Holdings Inc*		18,000	125,100
Republic Airways Holdings, Inc.*		9,000	77,940
SkyWest, Inc.		15,000	189,750

			396,508

AUTO COMPONENTS – 1.0%
American Axle & Manufacturing Holdings, Inc.		21,600	172,584
Amerigon, Inc.*		600	4,266
ArvinMeritor, Inc.		4,600	57,408

Country Code**	Shares	Value

ATAC, Technology Corp.*	3,500	$81,480
Autoliv, Inc.	5,800	270,396
BorgWarner, Inc.	500	22,190
Cooper Tire & Rubber Co	7,600	59,584
Drew Industries, Inc.*	4,000	63,800
Exide Technologies*	9,000	150,840
Fuel Systems Solutions, Inc.*	2,100	80,850
GenTek, Inc.*	500	13,445
Gentex Corp	13,600	196,384
Lear Corp.*	22,140	313,945
Shiloh Industries, Inc.	500	4,695
Stoneridge, Inc.*	6,300	107,478
Tenneco Automotive, Inc.*	11,200	151,536
TRW Automotive Holdings Corp.*	6,600	121,902
Wabco Holdings Inc	400	18,584

		1,891,367

AUTOMOBILES – 0.1%
Thor Industries, Inc.	13,400	284,884

BEVERAGES – 0.1%
Boston Beer Co., Inc.*	1,600	65,088
Coca-Cola Enterprises, Inc.	2,900	50,170
Pepsi Bottling Group, Inc.	2,200	61,424

		176,682

BIOTECHNOLOGY – 0.7%
Allos Therapeutics, Inc.*	1,300	8,983
Alnylam Pharmaceuticals, Inc.*	7,400	197,802
BioMarin Pharmaceutical, Inc.*	1,800	52,164
Cubist Pharmaceuticals, Inc.*	11,700	208,962
Emergent Biosolutions Inc*	4,700	46,671
Enzon Pharmaceuticals, Inc.*	12,700	90,424
Martek Biosciences Corp.*	16,500	556,215

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Momenta Pharmaceuticals Inc*		1,800	$22,140
Myriad Group, Inc.*		500	22,760
Rigel Pharmaceuticals Inc*		800	18,128
Rxi Pharmaceuticals Corp*		828	6,624
Savient Pharmaceuticals, Inc.*		2,500	63,250
United Therapeutics Corp.*		500	48,875

			1,342,998

BUILDING PRODUCTS – 0.7%
Aaon, Inc.		2,250	43,335
American Woodmark Corp.		600	12,678
Ameron International Corp.		2,200	263,956
Apogee Enterprises, Inc.		5,900	95,344
Insteel Industries, Inc.		3,500	64,085
Lennox International, Inc.		14,400	417,024
NCI Building Systems, Inc.*		7,200	264,456
Quanex Building Products Corp		12,800	190,208
Universal Forest Products, Inc.		900	26,964

			1,378,050

CAPITAL MARKETS – 0.9%
GAMCO Investors, Inc.		3,400	168,708
Invesco Ltd		10,700	256,586
Knight Capital Group, Inc.*		37,400	672,452
NGP Capital Resources Co.		1,400	21,574
optionsXpress Holdings, Inc.		8,700	194,358
Prospect Capital Corp		500	6,590

	Country Code**	Shares	Value

Stifel Financial Corp.*		1,300	$44,707
SWS Group, Inc.		3,450	57,305
TD Ameritrade Holding Corp.*		10,200	184,518
US Global Investors, Inc.		1,400	23,450
Waddell & Reed Financial, Inc. Class A		100	3,501

			1,633,749

CHEMICALS – 4.2%
Arch Chemicals, Inc.		9,400	311,610
Balchem Corp		400	9,252
Calgon Carbon Corp.*		15,300	236,538
Celanese Corp. Series A		900	41,094
CF Industries Holdings, Inc.		5,200	794,560
Chemtura Corp		34,800	203,232
Cytec Industries, Inc.		2,100	114,576
Ferro Corp.		9,200	172,592
Fuller H B Co.		12,600	282,744
Hercules, Inc.		32,300	546,839
Ico, Inc.*		7,200	43,344
Innophos Holdings, Inc.		6,100	194,895
Innospec, Inc.		5,600	105,392
Koppers Holdings, Inc.		9,400	393,578
Landec Corp.*		4,400	28,468
LSB Industries, Inc.*		400	7,920
Minerals Technologies, Inc.		7,500	476,925
Nalco Holding Co.		7,900	167,085
NewMarket Corp.		6,900	456,987
Nova Chemicals Corp		11,300	278,771
Olin Corp.		23,700	620,466
OM Group, Inc.*		11,400	373,806
Penford Corp		300	4,464
PolyOne Corp.*		14,800	103,156
Quaker Chemical Corp		1,700	45,322

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Rockwood Holdings, Inc.*		300	$10,440
RPM International Inc		7,700	158,620
Schulman A, Inc.		5,600	128,968
Scotts Miracle-Gro Co., Class A		2,800	49,196
Sensient Technologies Corp.		13,700	385,792
ShengdaTech, Inc.*		3,300	32,769
Stepan Chemical Co.		2,100	95,802
Terra Industries, Inc.		12,100	597,135
Valhi, Inc.		500	13,625
Valspar Corp.		16,200	306,342
Westlake Chemical Corp.		7,200	106,992
Zep, Inc.		6,850	101,928

			8,001,225

COMMERCIAL BANKS – 1.8%
Bancfirst Corp		600	25,680
Banco Latinoamericano De Exportaciones Sa Class E		2,100	33,999
BankFinancial Corp.		100	1,301
Chemical Financial Corp.		2,500	51,000
City Holding Co.		4,100	167,157
Community Banking Systems, Inc.		9,500	195,890
Community Trust Bancorp, Inc.		1,400	36,764
First Community Bancshares Inc.		900	25,380
First Financial Bancorp		2,600	23,920
First Horizon National Corp		20,800	154,544
First Merchants Corp		2,900	52,635
First Security Group, Inc.		2,000	11,160
FirstMerit Corp.		4,200	68,502
Frontier Financial Corp.		5,300	45,156

	Country Code**	Shares	Value

Harleysville National Corp		200	$2,232
Iberiabank Corp		400	17,788
Independent Bank Corp. Massachusetts		800	19,072
International Bancshares Corp.		4,000	85,480
Investors Bancorp Inc*		1,100	14,366
MainSource Financial Group, Inc.		800	12,400
National Penn Bancshares, Inc.		9,600	127,488
NBT Bancorp, Inc.		5,900	121,599
Old National Bancorp/IN		15,600	222,456
Oriental Financial Group		6,300	89,838
Pacific Capital Bancorp		19,400	267,332
Park National Corp.		1,000	53,900
Popular, Inc.		16,700	110,053
Porter Bancorp, Inc.		300	4,503
Renasant Corp		800	11,784
S&T Bancorp, Inc.		600	17,436
Signature Bank*		400	10,304
Simmons First National Corp. Class A		1,400	39,158
Southside Bancshares Inc		1,500	27,660
Sterling Bancorp.		5,800	69,310
Susquehanna Bancshares, Inc.		14,100	193,029
SVB Financial Group*		4,200	202,062
TCF Financial Corp.		26,600	319,998
Tompkins Financial Corp		1,200	44,640
UMB Financial Corp.		1,000	51,270
WesBanco, Inc.		4,800	82,320
Westamerica Bancorporation		4,400	231,396
Wilmington Trust Corp.		1,100	29,084
Wintrust Financial Corp		2,100	50,085

			3,421,131

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMERCIAL SERVICES & SUPPLIES – 5.4%
ABM Industries, Inc.		5,100	$113,475
Administaff, Inc.		10,700	298,423
Advisory Board Co*		300	11,799
American Ecology Corp.		6,000	177,180
American Reprographics Co.*		2,400	39,960
Amrep Corp.		200	9,518
Bowne & Co., Inc.		8,900	113,475
Brink’s Co/the		3,100	202,802
CBIZ, Inc.*		16,400	130,380
CDI Corp.		5,000	127,200
ChoicePoint, Inc.*		8,200	395,240
Clean Harbors, Inc.*		6,500	461,890
Comfort Systems USA, Inc.		17,300	232,512
COMSYS IT Partners, Inc.*		2,100	19,152
Consolidated Graphics, Inc.*		4,500	221,715
Copart, Inc.*		400	17,128
Cornell Cos., Inc.*		5,100	122,961
CRA International, Inc.*		1,200	43,380
Deluxe Corp.		22,200	395,604
Ennis, Inc.		4,400	68,860
Exponent, Inc.*		6,800	213,588
First Advantage Corp. Class A*		1,200	19,020
FTI Consulting, Inc.*		600	41,076
G&K Services, Inc.		1,900	57,874
Geoeye, Inc.*		100	1,771
Hewitt Associates, Inc. Class A*		10,700	410,131
Hill International, Inc.*		5,900	96,996
HNI Corp.		3,400	60,044
Hudson Highland Group, Inc.*		5,200	54,444
ICF International, Inc.*		4,800	79,776
IKON Office Solutions, Inc.		18,387	207,405
Interface, Inc.		19,900	249,347
Kelly Services, Inc. Class A		4,100	79,253

	Country Code**	Shares	Value

Knoll, Inc.		11,800	$143,370
Korn / Ferry International*		17,400	273,702
Layne Christensen Co.*		3,500	153,265
Learning Tree International, Inc.*		200	3,420
Manpower, Inc.		4,400	256,256
McGrath Rentcorp.		1,200	29,508
Metalico, Inc.*		8,200	143,664
Miller Herman, Inc.		23,600	587,404
Mine Safety Appliances Co.		6,500	259,935
Navigant Consulting Inc*		11,500	224,940
PHH Corp.*		10,100	155,035
Pike Electric Corp.*		2,700	44,847
Resources Global Professionals		8,000	162,800
Robert Half International, Inc.		11,400	273,258
Rollins, Inc.		13,000	192,660
RR Donnelley & Sons Co.		9,700	287,993
Schawk, Inc.		2,100	25,179
School Specialty, Inc.*		3,900	115,947
Spherion Corp.*		8,300	38,346
Standard Parking Corp*		1,000	18,200
Standard Register Co. / The		2,900	27,347
Steelcase, Inc.		24,000	240,720
Taleo Corp.*		5,900	115,581
Team, Inc.*		3,700	126,984
Teletech Holdings, Inc.*		11,300	225,548
Tetra Tech, Inc.*		1,700	38,454
Trueblue, Inc.*		19,000	250,990
United Stationers, Inc.*		9,300	343,635
Viad Corp.		10,300	265,637
Volt Information Sciences, Inc.*		150	1,787
Waste Connections, Inc.*		4,400	140,492
Watson Wyatt Worldwide, Inc.		4,900	259,161

			10,199,444

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMUNICATIONS EQUIPMENT – 2.2%
Acme Packet, Inc.*		2,700	$20,952
Adtran, Inc.		13,600	324,224
Avocent Corp.*		12,700	236,220
Bel Fuse, Inc.		700	19,600
Black Box Corp.		2,160	58,730
Comtech Telecommunications*		10,800	529,200
Dycom Industries, Inc.*		6,200	90,024
Echostar Corp. Class A*		3,400	106,148
EMS Technologies, Inc.*		5,100	111,384
Extreme Networks, Inc.*		27,000	76,680
Foundry Networks, Inc.*		24,200	286,044
Harmonic, Inc.*		2,900	27,579
Harris Corp		4,400	222,156
Ixia*		8,300	57,685
JDS Uniphase Corp*		10,500	119,280
Mastec, Inc.*		10,600	112,996
Parkervision Inc*		800	7,944
Performance Technologies, Inc.*		600	3,036
Plantronics, Inc.		24,400	544,608
Polycom, Inc.*		11,300	275,268
Powerwave Technologies, Inc.*		15,800	67,150
Seachange International, Inc.*		2,600	18,616
Shoretel, Inc.*		3,000	13,260
Sycamore Networks, Inc.*		4,400	14,168
Tekelec, Inc.*		21,700	319,207
Tellabs, Inc.*		55,700	259,005
UTStarcom, Inc.*		15,700	85,879
Viasat, Inc.*		4,600	92,966

			4,100,009

COMPUTERS & PERIPHERALS – 2.1%
3par Inc*		2,500	19,600
Adaptec, Inc.*		4,300	13,760
Brocade Communications Systems, Inc.*		51,100	421,064

	Country Code**	Shares	Value

Eletronics for Imaging, Inc.*		7,500	$109,500
Emulex Corp.*		32,000	372,800
Hypercom Corp.*		400	1,760
Imation Corp.		6,600	151,272
Lexmark International, Inc. Class A*		9,700	324,271
NCR Corp.*		15,200	383,040
Netezza Corp*		4,500	51,660
PROS Holdings, Inc.*		1,500	16,845
QLogic Corp.*		35,300	515,027
SanDisk Corp.*		2,000	37,400
Seagate Technology		20,100	384,513
Stec, Inc.*		14,700	150,969
Stratasys, Inc.*		1,600	29,536
Synaptics, Inc.*		11,700	441,441
Western Digital Corp.*		17,500	604,275
Xyratex Ltd*		3,100	51,615

			4,080,348

CONSTRUCTION & ENGINEERING – 0.9%
Aecom Technology Corp.*		7,100	230,963
EMCOR Group, Inc.*		20,700	590,571
Furmanite Corp*		900	7,182
Granite Construction, Inc.		4,900	154,497
Insituform Technologies, Inc. Class A*		4,600	70,058
Integrated Electrical Services, Inc.*		2,400	41,280
KBR, Inc.		8,300	289,753
Michael Baker Corp.*		2,100	45,948
Perini Corp.*		7,900	261,095

			1,691,347

CONSUMER FINANCE – 0.6%
Advanta Corp.		8,400	52,836
AmeriCredit Corp.*		6,100	52,582
Cash America International, Inc.		11,300	350,300
Discover Financial Services		21,600	284,472
EZCORP, Inc. Class A*		11,900	151,725

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

World Acceptance Corp.*		5,900	$198,653

			1,090,568

CONTAINERS & PACKAGING – 1.0%
Aptargroup, Inc		3,200	134,240
Crown Holdings, Inc.*		9,500	246,905
Greif, Inc. Class A		4,800	307,344
Myers Industries, Inc.		3,200	26,080
Owens- Ilinois, Inc.*		6,200	258,478
Rock-Tenn Co.		18,500	554,815
Sealed Air Corp.		10,200	193,902
Silgan Holdings, Inc.		800	40,592
Sonoco Products Co.		5,500	170,225

			1,932,581

DISTRIBUTORS – 0.1%
Core-mark Holding Co Inc*		700	18,340
LKQ Corp.*		9,900	178,893

			197,233

DIVERSIFIED CONSUMER SERVICES – 0.7%
Capella Education Co*		2,100	125,265
Coinstar, Inc.*		6,200	202,802
DeVry, Inc.		7,300	391,426
Hillenbrand Inc		400	8,560
K12, Inc.*		250	5,358
Matthews International Corp		3,300	149,358
Noah Education Holdings, Ltd. ADR*		4,320	23,328
Regis Corp.		6,400	168,640
Service Corp International		13,500	133,110
Steiner Leisure, Ltd.*		1,900	53,865
Stewart Enterprises, Inc. Class A		15,300	110,160
Strayer Education, Inc.		100	20,907

			1,392,779

DIVERSIFIED FINANCIAL SERVICES – 0.3%
Asset Acceptance Capital Corp.		3,200	39,104

	Country Code**	Shares	Value

Encore Capital Group, Inc.*		200	$1,766
Financial Federal Corp.		6,100	133,956
Interactive Brokers Group, Inc. Class A*		300	9,639
Leucadia National Corp		6,500	305,110
Marketaxess Holdings, Inc.*		2,700	20,412
Portfolio Recovery Associates, Inc.*		2,000	75,000

			584,987

DIVERSIFIED TELECOMMUNICATION SERVICES –1.2%
Alaska Communications Systems, Inc.		6,600	78,804
Atlantic Tele-network, Inc.		3,200	88,032
Cincinnati Bell, Inc.*		90,400	359,792
Embarq Corp.		6,700	316,709
Iowa Telecommunication Services, Inc.		7,500	132,075
NTELOS Holdings Corp		16,800	426,216
Premiere Global Services, Inc.*		36,200	527,796
Windstream Corp		22,300	275,182

			2,204,606

ELECTRIC UTILITIES – 0.4%
DPL, Inc.		3,500	92,330
El Paso Electric Co.*		5,100	100,980
Hawaiian Electric Industries, Inc.		2,600	64,298
Otter Tail Corp.		1,200	46,596
Reliant Energy, Inc.*		11,300	240,351
UIL Holdings Corp.		2,500	73,525
Unisource Energy Corp		3,500	108,535

			726,615

ELECTRICAL EQUIPMENT – 2.5%
Acuity Brands, Inc.		14,100	677,928
AZZ, Inc.*		3,600	143,640
Belden CDT, Inc.		14,259	483,095

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Brady Corp.		5,700	$196,821
Encore Wire Corp.		5,700	120,783
GrafTech International, Ltd.*		32,000	858,560
II-VI, Inc.*		3,400	118,728
LSI Industries, Inc.		2,400	19,488
Powell Industries, Inc.*		3,500	176,435
Regal-Beloit Corp.		11,000	464,750
Smith A O Corp.		7,100	233,093
Superior Essex, Inc.*		3,900	174,057
Thomas & Betts Corp.*		9,300	352,005
Valence Technology Inc*		7,700	34,111
Vicor Corp.		2,700	26,946
Woodward Governor Co.		21,400	763,124

			4,843,564

ELECTRONIC EQUIPMENT & INSTRUMENTS – 3.6%
Acacia Research – Acacia Technologies*		3,600	16,128
Amphenol Corp. Class A		5,400	242,352
Arrow Electronics, Inc.*		10,800	331,776
Avnet, Inc.*		9,000	245,520
AVX Corp.		6,900	78,039
Benchmark Electronics, Inc.*		21,600	352,944
Checkpoint Systems, Inc.*		10,700	223,416
Cogent, Inc.*		4,200	47,754
Cognex Corp.		11,500	265,075
Coherent, Inc.*		2,100	62,769
CTS Corp.		11,100	111,555
DTS, Inc.*		4,500	140,940
Electro Scientific Industries, Inc.*		4,200	59,514
Excel Technology, Inc.*		800	17,856
Faro Technologies, Inc.*		500	12,585
Flir Systems, Inc.*		5,500	223,135
Gerber Scientific, Inc.*		200	2,276
Ingram Micro, Inc., Class A*		3,100	55,025

	Country Code**	Shares	Value

Insight Enterprises, Inc.*		8,600	$100,878
IPG Photonics Corp.*		3,200	60,192
Littelfuse, Inc.*		4,200	132,510
Measurement Specialties Inc*		200	3,518
Methode Electronics, Inc.		7,800	81,510
Molex, Inc.		9,200	224,572
MTS Technologies, Inc.		3,100	111,228
Multi Fineline Electronix, Inc.*		7,500	207,525
Nam Tai Electronics, Inc.		3,400	44,472
National Instruction Corp.		10,600	300,722
Newport Corp.*		1,500	17,085
OSI Systems, Inc.*		2,400	51,408
Park Electrochemical Corp.		3,800	92,378
PC Connection, Inc.*		1,600	14,896
Plexus Corp.*		20,100	556,368
Rofin-Sinar Technologies, Inc.*		16,400	495,280
Rogers Corp.*		3,800	142,842
Sanmina-SCI Corp.*		35,800	45,824
ScanSource, Inc.*		3,200	85,632
SYNNEX Corp.*		9,200	230,828
Tech Data Corp.*		12,800	433,792
Technitrol, Inc.		12,100	205,579
Trimble Navigation Ltd*		6,900	246,330
TTM Technologies, Inc.*		17,600	232,496
Vishay Intertechnology, Inc.*		32,000	283,840

			6,890,364

ENERGY EQUIPMENT & SERVICES – 4.3%
Atwood Oceanics, Inc.*		1,500	186,510
Basic Energy Services, Inc.*		1,400	44,100
BJ Services Co.		5,700	182,058
Bristow Group, Inc.*		5,200	257,348

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Complete Production Services Inc*		4,200	$152,964
Dawson Geophysical Co.*		600	35,676
Dresser-Rand Group, Inc.*		1,600	62,560
Dril-Quip, Inc.*		4,800	302,400
Englobal Corp.*		1,000	14,240
Ensco International, Inc.		6,631	535,387
FMC Technologies, Inc.*		6,500	500,045
Forbes Energy Services Ltd.*(1)	CA	20,600	161,580
Grey Wolf, Inc.*		72,100	651,063
Gulf Island Fabrication, Inc.		4,300	210,399
Gulfmark Offshore, Inc.*		7,600	442,168
Hornbeck Offshore Services, Inc.*		5,300	299,503
Ion Geophysical Corp*		15,300	266,985
Lufkin Industries, Inc.		3,500	291,480
NATCO Group, Inc.*		5,100	278,103
Natural Gas Services Group Inc*		1,500	45,720
Newpark Resources*		18,900	148,554
North American Energy Partners, Inc.*		2,500	54,200
Oil States International, Inc.*		12,200	773,968
Patterson-UTI Energy, Inc.		12,400	446,896
Pioneer Drilling Co*		12,200	229,482
Pride International Inc*		3,800	179,702
Rowan Cos., Inc.		3,200	149,600
SEACOR Holdings, Inc.*		5,100	456,501
T-3 Energy Services, Inc.*		2,900	230,463
Technicoil Corp.*	CA	16,600	20,696
Union Drilling, Inc.*		3,200	69,376
Unit Corp.*		4,700	389,959
Willbros Group, Inc.*		900	39,429

			8,109,115

	Country Code**	Shares	Value

FOOD & STAPLES RETAILING – 0.8%
Arden Group, Inc.		200	$25,348
BJ’s Wholesale Club, Inc.*		10,400	402,480
Casey’s General Stores, Inc.		16,600	384,622
China Nepstar Chain Drugstore Ltd ADR		580	5,023
Ingles Markets, Inc.		2,000	46,660
Longs Drug Stores Corp.		8,600	362,146
Nash Finch Co.		3,700	126,799
Spartan Stores, Inc.		5,300	121,900

			1,474,978

FOOD PRODUCTS – 1.3%
Agria Corp. ADR*		1,600	6,848
Chiquita Brands International, Inc.*		22,900	347,393
Darling International, Inc.*		34,700	573,244
Del Monte Foods Co.		28,800	204,480
Diamond Foods Inc		2,800	64,512
Flowers Foods, Inc.		15,200	430,768
Fresh Del Monte Produce, Inc.*		14,700	346,479
Green Mountain Coffee Roasters Inc*		3,200	120,224
J & J Snack Foods Corp.		200	5,482
Omega Protein Corp*		2,500	37,375
Reddy Ice Holdings, Inc.		1,200	16,416
TreeHouse Foods, Inc.*		2,900	70,354
Tyson Foods, Inc. Class A		14,800	221,112

			2,444,687

GAS UTILITIES – 0.8%
New Jersey Resources Corp.		1,800	58,770
Northwest Natural Gas Co.		8,100	374,706
Piedmont Natural Gas Co.		3,300	86,328

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

South Jersey Industries, Inc.		400	$14,944
Southwest Gas Corp.		1,600	47,568
The Laclede Group, Inc.		6,200	250,294
WGL Holdings, Inc.		18,700	649,638

			1,482,248

HEALTH CARE EQUIPMENT & SUPPLIES – 1.4%
Abaxis, Inc.*		2,700	65,151
American Medical Systems Holdings Inc*		2,300	34,385
Analogic Corp.		7,000	441,490
Conmed Corp.*		8,000	212,400
Cyberonics Inc*		2,300	49,910
Datascope Corp.		3,000	141,000
Edwards Lifesciences Corp.*		2,400	148,896
Exactech Inc*		800	20,568
Hill-Rom Holdings, Inc.		8,900	240,122
Iris International Inc*		800	12,520
Kensey Nash Corp*		3,500	112,175
Meridian Bioscience, Inc.		4,550	122,486
Merit Medical Systems, Inc.*		5,600	82,320
Natus Med, Inc.*		900	18,846
Neogen Corp*		500	11,445
Nuvasive Inc*		500	22,330
Quidel Corp.*		7,800	128,856
Sirona Dental Systems Inc*		2,500	64,800
Somanetics Corp*		1,000	21,200
Sonosite Inc*		1,300	36,413
STERIS Corp.		15,500	445,780
Vital Signs, Inc.		200	11,356
Vnus Medical Technologies Inc*		700	14,007
Zoll Medical Corp.*		5,800	195,286

			2,653,742

HEALTH CARE PROVIDERS & SERVICES – 2.6%
Air Methods Corp.*		100	2,500
Alliance Imaging, Inc.*		7,800	67,626
Amedisys, Inc.*		4,200	211,764
AMERIGROUP Corp.*		11,600	241,280
AMN Healthcare Services, Inc.*		3,000	50,760
Amsurg Corp*		2,500	60,875

	Country Code**	Shares	Value

Apria Healthcare Group, Inc.*		10,100	$195,839
Centene Corp.*		18,200	305,578
Chemed Corp.		3,400	124,474
Chindex International Inc*		2,450	35,941
Corvel Corp.*		1,200	40,644
Cross Country Healthcare, Inc.*		1,400	20,174
Cryolife, Inc.*		5,200	59,488
Emergency Medical Services LP*		2,100	47,523
Gentiva Health Services, Inc.*		900	17,145
Hanger Orthopedic Group, Inc.*		5,300	87,397
Health Net, Inc.*		5,900	141,954
Healthextras Inc*		1,200	36,168
Healthspring, Inc.*		26,800	452,384
HMS Holdings Corp*		300	6,441
Kindred Healthcare, Inc.*		5,200	149,552
Landauer, Inc.		2,500	140,600
Lifepoint Hospitals, Inc.*		17,900	506,570
Lincare Holdings, Inc.*		20,500	582,200
Magellan Health Services, Inc.*		900	33,327
Molina Healthcare, Inc.*		7,600	184,984
Odyssey Healthcare, Inc.*		1,600	15,584
Owens & Minor, Inc.		14,900	680,781
Pharmerica Corp*		5,100	115,209
Providence Service Corp*		1,400	29,554
Psychiatric Solutions, Inc.*		600	22,704
Rehabcare Group Inc*		5,700	91,371
Res-Care, Inc.*		3,300	58,674
Sun Healthcare Group, Inc.*		2,700	36,153
WellCare Health Plan, Inc.*		1,600	57,840

			4,911,058

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

HEALTH CARE TECHNOLOGY – 0.1%
Eclipsys Corp*		1,700	$31,212
Hlth Corp.*		5,300	59,996
Phase Forward, Inc.*		5,800	104,226
Trizetto Group, Inc*		1,400	29,932

			225,366

HOTELS RESTAURANTS & LEISURE – 1.4%
Ambassadors Group, Inc.		300	4,476
Bally Technologies, Inc.*		3,800	128,440
Bob Evans Farms, Inc.		16,800	480,480
Brinker International, Inc.		17,500	330,750
CBRL Group, Inc.		9,896	242,551
CEC Entertainment, Inc.*		6,500	182,065
Churchill Downs, Inc.		600	20,922
Dennys Corp.*		32,500	92,300
International Speedway Corp. Class A		3,300	128,799
Jack In The Box, Inc.*		11,100	248,751
Krispy Kreme Doughnuts, Inc.*		4,600	22,954
Marcus Corp.		2,300	34,385
Papa Johns International, Inc.*		5,300	140,927
Riviera Holdings Corp*		100	1,015
Speedway Motorsports, Inc.		2,400	48,912
WMS Industries, Inc.*		11,800	351,286
Wyndham Worldwide Corp.		11,900	213,129

			2,672,142

HOUSEHOLD DURABLES – 1.2%
American Greetings Corp.		24,700	304,798
Blyth, Inc.		12,000	144,360
Cavco Industries, Inc.*		800	26,184
Centex Corp.		400	5,348

	Country Code**	Shares	Value

Champion Enterprises, Inc.*		35,700	$208,845
CSS Industries, Inc.		2,600	62,972
Ethan Allen Interiors, Inc.		3,400	83,640
Furniture Brands International, Inc.		10,700	142,952
Helen Of Troy, Ltd.*		6,300	101,556
Hooker Furniture Corp.		5,100	88,332
Kimball International, Inc.		4,300	35,604
La-Z- Boy, Inc.		7,600	58,140
Lennar Corp.		17,000	209,780
National Presto Industries, Inc.		1,100	70,598
NVR, Inc.*		600	300,048
Ryland Group, Inc.		14,300	311,883
Snap-On, Inc.		4,100	213,241
Universal Electronics, Inc.*		400	8,360

			2,376,641

HOUSEHOLD PRODUCTS – 0.0%+
Central Garden And Pet Co. Class A*		600	2,460
WD-40 Co.		2,900	84,825

			87,285

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.2%
Canadian Hydro Developers, Inc.*	CA	7,800	40,966
Mirant Corp.*		10,400	407,160

			448,126

INDUSTRIAL CONGLOMERATES – 0.2%
Raven Industries, Inc.		2,400	78,672
Walter Industries, Inc.		3,100	337,187

			415,859

INSURANCE – 6.5%
Alleghany Corp. Delaware*		204	67,738
Allied World Assurance Holdings, Ltd.		7,000	277,340

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

American Equity Investment Life Holding Co.		13,400	$109,210
American Financial Group, Inc.		6,900	184,575
American National Insurance		100	9,802
American Physicians Capital, Inc.		4,350	210,714
Amerisafe, Inc.*		6,800	108,392
Amtrust Financial Services, Inc.		15,000	189,000
Arch Cap Group, Ltd.*		3,500	232,120
Argo Group International Holdings, Inc.*		1,525	51,179
Aspen Insurance Holdings, Ltd.		26,400	624,888
Assurant, Inc.		7,400	488,104
Assured Guaranty, Ltd.		3,800	68,362
Axis Capital Holdings Ltd		9,400	280,214
Berkley W R Corp.		11,000	265,760
Brown & Brown, Inc.		6,700	116,513
Cincinnati Financial Corp.		6,700	170,180
CNA Financial Corp.		7,800	196,170
CNA Surety Corp.*		5,300	66,992
Conseco, Inc.*		24,800	246,016
Darwin Professional Underwriters, Inc.*		1,600	49,280
Delphi Financial Group, Inc.		9,650	223,301
Donegal Group, Inc.		233	3,698
eHealth, Inc.*		1,800	31,788
EMC Insurance Group, Inc.		100	2,408
Employers Holdings, Inc.		4,300	89,010
Endurance Specialty Holdings Ltd		10,800	332,532
Erie Indemnity Co., Class A		600	27,690
FBL Financial Group, Inc.		6,000	119,280

	Country Code**	Shares	Value

Fidelity National Title Group, Inc., Class A		15,000	$189,000
First American Corp.		2,700	71,280
FPIC Insurance Group, Inc.*		3,100	140,492
Genworth Financial, Inc. Class A		18,800	334,828
Hallmark Financial Services, Inc.*		1,700	16,439
Harleysville Group, Inc.		5,900	199,597
HCC Insurance Holdings, Inc.		8,000	169,120
Hilb Rogal & Hobbs Co.		800	34,768
Horace Mann Educators Corp.		700	9,814
Infinity Property & Casualty Corp.		3,900	161,928
IPC Holdings, Ltd.		17,500	464,625
Markel Corp.*		100	36,700
Max Re Capital, Ltd.		20,500	437,265
Montpelier Re Holdings, Ltd.		1,600	23,600
National Financial Partners Corp.		5,600	110,992
National Interstate Corp		2,100	38,598
National Western Life Insurance Co.		100	21,850
Nationwide Financial Services		3,000	144,030
Navigators Group, Inc.*		4,400	237,820
Odyssey Re Holdings Corp.		5,500	195,250
OneBeacon Insurance Group, Ltd.		1,700	29,869
PartnerRe, Ltd.		3,600	248,868
Philadelphia Consolidated Holding Co.*		6,900	234,393
Phoenix Cos., Inc.		12,800	97,408
Platinum Underwriters Holdings, Ltd.		19,100	622,851
Presidential Life Corp.		500	7,710
ProAssurance Corp.*		9,900	476,289

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Procentury Corp.		2,000	$31,680
Protective Life Corp.		5,700	216,885
Reinsurance Group of America, Inc.		1,600	69,632
RenaissanceRe Holdings, Ltd.		4,100	183,147
RLI Corp.		4,900	242,403
Safeco Corp.		6,700	449,972
Safety Insurance Group, Inc.		1,500	53,475
SeaBright Insurance Holdings, Inc.*		4,200	60,816
Selective Insurance Group, Inc.		11,200	210,112
Stancorp Financial Group, Inc.		5,100	239,496
State Auto Financial Corp.		1,600	38,288
The Hanover Insurance Group, Inc.		3,300	140,250
Torchmark Corp.		800	46,920
Transatlantic Holdings, Inc.		1,400	79,058
United America Indemnity, Ltd.*		6,900	92,253
Unitrin, Inc.		2,100	57,897
Universal American Financial Corp.*		4,200	42,924
Unum Group		16,000	327,200
White Mountains Insurance Group Ltd.		200	85,800
Zenith National Insurance Corp.		1,900	66,804

			12,332,652

INTERNET & CATALOG RETAIL – 0.9%
1-800-flowers.com, Inc.*		13,400	86,430
FTD Group, Inc.		2,200	29,326
Gaiam, Inc.*		1,800	24,318
IAC/InterActiveCorp.*		8,100	156,168
Liberty Media Corp – Interactive Series A*		16,900	249,444
Netflix , Inc.*		18,400	479,688
Overstock.com Inc*		2,400	62,280
PetMed Express Common, Inc.*		4,300	52,675

	Country Code**	Shares	Value

Priceline.com, Inc.*		3,700	$427,202
Stamps.com, Inc.*		2,600	32,448
Systemax, Inc.		3,500	61,775

			1,661,754

INTERNET SOFTWARE & SERVICES – 1.6%
Asiainfo Holdings, Inc.*		13,500	159,570
Bankrate, Inc.*		2,000	78,140
Cmgi, Inc.*		7,380	78,228
Cybersource Corp.*		19,208	321,350
Digital River, Inc.*		2,900	111,882
Equinix, Inc.*		900	80,298
Greenfield Online, Inc.*		6,000	89,520
Imergent, Inc.		2,800	33,152
Interwoven, Inc.*		10,100	121,301
j2 Global Communications, Inc.*		22,500	517,500
Marchex, Inc. Class B		2,400	29,568
Navisite, Inc.*		2,600	9,880
NIC, Inc.		8,200	56,006
Open Text Corp.*		13,700	439,770
RealNetworks, Inc.*		7,000	46,200
S1 Corp.*		19,700	149,129
Sohu.com, Inc.*		3,700	260,628
SonicWall, Inc.*		9,700	62,565
Soundbite Communications, Inc.*		3,000	10,380
TheStreet.com, Inc.		4,500	29,295
United Online, Inc.		28,500	285,855
Valueclick, Inc.*		2,000	30,300
Vignette Corp.*		4,300	51,600
Vocus Inc*		2,400	77,208
Zix Corp*		2,800	7,784

			3,137,109

IT SERVICES – 2.4%
Acxiom Corp.		14,700	168,903
Affiliated Computer Services, Inc.*		5,100	272,799
Broadridge Financial Solutions, Inc.		7,200	151,560
CACI International, Inc.*		7,400	338,698
Ciber, Inc.*		16,700	103,707

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Computer Sciences Corp.*		5,400	$252,936
Convergys Corp.*		35,200	523,072
CSG Systems International, Inc.*		9,800	107,996
Electronic Data Systems Corp.		3,100	76,384
Forrester Research, Inc.*		2,900	89,552
Gartner, Inc.*		15,800	327,376
Global Cash Access Holdings, Inc.*		4,200	28,812
Heartland Payment Systems, Inc.		6,800	160,480
infoUSA, Inc.		400	1,756
Integral Systems, Inc.		2,004	77,555
Mantech International Corp.*		11,600	558,192
MAXIMUS, Inc.		5,800	201,956
Metavante Technologies Inc*		500	11,310
MPS Group, Inc.*		33,300	353,979
NCI, Inc.*		1,600	36,608
Perot Systems Corp., Class A*		11,500	172,615
Rightnow Technologies Inc*		4,500	61,515
SAIC, Inc.*		1,800	37,458
Sapient Corp.*		31,300	200,946
SYKES Enterprises, Inc.*		11,000	207,460
Syntel, Inc.		1,600	53,952
TNS, Inc.*		100	2,396
Wright Express Corp.*		2,300	57,040

			4,637,013

LEISURE EQUIPMENT & PRODUCTS – 0.8%
Brunswick Corp.		11,000	116,600
Callaway Golf Co.		35,900	424,697
Hasbro, Inc.		4,000	142,880
Jakks Pacific, Inc.*		10,800	235,980
Leapfrog Enterprises, Inc.*		7,600	63,232
Polaris Industries, Inc.		11,700	472,446
Steinway Musical Instruments, Inc.*		300	7,920

			1,463,755

	Country Code**	Shares	Value

LIFE SCIENCES TOOLS & SERVICES – 1.0%
Albany Molecular Research, Inc.*		5,400	$71,658
Dionex Corp.*		3,700	245,569
Enzo Biochem Inc*		900	10,098
eResearch Technology, Inc.*		13,900	242,416
Illumina, Inc.*		1,700	148,087
Invitrogen Corp.*		2,800	109,928
Luminex Corp.*		8,600	176,730
Parexel International Corp.*		12,400	326,244
PerkinElmer, Inc.		2,600	72,410
Pharmaceutical Product Development, Inc.		1,900	81,510
Varian, Inc.*		8,500	434,010

			1,918,660

MACHINERY – 5.5%
Actuant Corp. Class A		17,600	551,760
Altra Holdings Inc*		3,500	58,835
Ampco-Pittsburgh Corp.		4,000	177,920
Astec Industries, Inc.*		8,200	263,548
Axsys Technologies Inc*		3,100	161,324
Badger Meter, Inc.		5,500	277,915
Barnes Group, Inc.		18,400	424,856
Blount International, Inc.*		12,600	146,286
Cascade Bancorp		1,200	50,784
Chart Industries, Inc.*		9,300	452,352
CIRCOR International, Inc.		5,800	284,142
Colfax Corp*		4,470	112,152
Columbus Mckinnon Corp.*		7,200	173,376
Commercial Vehicle Group, Inc.*		800	7,480
Crane Co.		3,400	131,002
Cummins, Inc.		6,400	419,328
Dover Corp		1,100	53,207
EnPro Industries, Inc.*		8,800	328,592
Esco Technologies, Inc.*		1,700	79,764

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Federal Signal Corp.		6,200	$74,400
Gardner Denver, Inc.*		14,800	840,640
Gorman-rupp Co.		4,925	196,212
Hurco Cos., Inc.*		1,400	43,246
IDEX Corp		6,300	232,092
Ingersoll-Rand Co., Ltd		10,600	396,758
Joy Global, Inc.		500	37,915
Kadant, Inc.*		6,200	140,120
Kaydon Corp.		1,500	77,115
Lb Foster Co*		1,200	39,840
Lincoln Electric Holdings, Inc.		2,100	165,270
Lindsay Manufacturing Co.		1,500	127,455
Lydall, Inc.*		1,000	12,550
Mccoy Corp.	CA	6,200	28,180
Mueller Industries, Inc.		15,300	492,660
Navistar International Corp., Inc.*		1,100	72,402
Nordson Corp.		5,800	422,762
Oshkosh Truck Corp.		2,500	51,725
Pentair, Inc.		4,600	161,092
RBC Bearings, Inc.*		2,500	83,300
Robbins & Myers, Inc.		12,000	598,440
Sun Hydraulics, Inc.		4,950	159,737
Tecumseh Products Co*		7,400	242,572
Tennant Co.		3,100	93,217
The Timken Co.		5,800	191,052
Titan International, Inc.		2,800	99,736
Toro Co.		12,300	409,221
Twin Disc Inc		100	2,093
Wabtec Corp.		12,600	612,612
Watts Water Technologies Inc		5,000	124,500

			10,383,537

	Country Code**	Shares	Value

MARINE – 0.5%
Alexander & Baldwin, Inc.		5,900	$268,745
American Commercial Lines, Inc.*		7,600	83,068
Excel Maritime Carriers, Ltd.		6,400	251,200
Kirby Corp.*		500	24,000
Safe Bulkers Inc*		11,700	220,428
Star Bulk Carriers Corp.		10,300	121,437

			968,878

MEDIA – 1.2%
Belo Corp. Class A		6,400	46,784
Cablevision Systems Corp., Class A*		5,900	133,340
Charter Communications, Inc.*		52,400	55,020
Cox Radio, Inc. Class A*		4,800	56,640
CTC Media, Inc.*		1,600	39,456
Cumulus Media, Inc.*		3,600	14,184
DG Fastchannel, Inc.*		800	13,800
Dreamworks Animation Skg, Inc.*		8,700	259,347
Entravision Communications Corp.*		29,200	117,384
Gannett Co., Inc.		5,100	110,517
Getty Images, Inc.*		7,300	247,689
Global Sources, Ltd.*		11,360	172,445
Harte-Hanks, Inc.		6,500	74,425
Lin TV Corp.*		3,300	19,668
Marvel Entertainment, Inc.*		11,000	353,540
McClatchy Co. Class A		3,900	26,442
Scholastic Corp.*		11,400	326,724
Sinclair Broadcast Group, Inc.		21,900	166,440
Warner Music Group Corp.		2,600	18,564

			2,252,409

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

METALS & MINING – 2.6%
AK Steel Holding Corp.		6,000	$414,000
AMCOL International Corp.		1,200	34,152
Amerigo Resources, Ltd.	CA	20,800	31,446
Castle AM Co.		3,600	102,996
Century Aluminum Co.*		4,070	270,614
Compass Minerals International, Inc .		6,000	483,360
Esmark, Inc.*		300	5,736
Farallon Resources, Ltd.*	CA	20,100	15,391
Gibraltar Industries, Inc.		1,300	20,761
Hecla Mining Co.*		59,700	552,822
Kaiser Aluminum Corp		2,000	107,060
Northwest Pipe Co*		2,200	122,760
Olympic Steel, Inc.		2,400	182,208
Redcorp Ventures Ltd.* (1)	CA	91,400	17,497
Reliance Steel & Aluminum Co.		5,300	408,577
Schnitzer Steel Industries, Inc.		7,100	813,660
Sims Group Ltd. ADR		20,005	798,199
Universal Stainless & Alloy*		300	11,112
Worthington Industries, Inc.		28,100	576,050

			4,968,401

MULTI-LINE RETAIL – 0.9%
99 Cents Only Stores*		5,200	34,320
Big Lots, Inc.*		30,500	952,820
Conn’s, Inc.*		2,900	46,603
Dollar Tree Inc*		13,100	428,239
Family Dollar Stores, Inc.		5,000	99,700
Fred’s, Inc.		7,400	83,176
Macy’s, Inc.		7,500	145,650

			1,790,508

	Country Code**	Shares	Value

MULTI-UTILITIES – 0.2%
Alliant Energy Corp.		1,200	$41,112
Avista Corp.		9,100	195,286
Integrys Energy Group, Inc.		3,100	157,573

			393,971

OFFICE ELECTRONICS – 0.1%
Zebra Technologies Corp. Class A*		6,200	202,368

OIL & GAS-EXPLORATION & PRODUCTION – 4.8%
Alpha Natural Resources, Inc.*		5,000	521,450
Arena Resources Inc*		1,000	52,820
Arlington Tankers Ltd		1,200	27,864
Berry Petroleum Co.		7,600	447,488
Bill Barrett Corp.*		5,000	297,050
Bois D’arc Energy, Inc.*		10,400	252,824
Brigham Exploration Co.*		6,100	96,563
Callon Petroleum Co.*		4,600	125,856
Celtic Exploration, Ltd.*	CA	500	9,704
Cimarex Energy Co.		5,200	362,284
Concho Resources Inc*		3,500	130,550
Continental Resources, Inc.*		300	20,796
Delta Petroleum Corp*		2,400	61,248
Denbury Resources, Inc.*		7,600	277,400
Energy Partners, Ltd.*		6,900	102,948
Galleon Energy, Inc.*	CA	1,050	21,234
Gasco Energy Inc*		23,100	95,865
General Maritime Corp.		6,500	168,870
Gmx Resources Inc*		100	7,410
Jura Energy Corp*	CA	13,900	6,823
Knightsbridge Tankers, Ltd.		3,200	103,072
Mariner Energy, Inc.*		19,500	720,915

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Massey Energy Co.		9,600	$900,000
Midnight Oil Exploration, Ltd.*	CA	15,100	30,536
Noble Energy, Inc.		600	60,336
Nordic American Tanker Shipping		1,100	42,702
Overseas Shipholding Group, Inc.		2,800	222,656
Paramount Resources, Ltd.*	CA	900	18,324
Petrohawk Energy Corp.*		11,900	551,089
Petroquest Energy, Inc.*		10,900	293,210
Rosetta Resources, Inc.*		14,000	399,000
Stone Energy Corp.*		9,900	652,509
Swift Energy Co.*		11,300	746,478
Teekay Tankers Ltd Class A		3,400	78,914
Tristar Oil & Gas, Ltd.*	CA	1,300	26,315
TUSK Energy Corp.*	CA	18,607	53,155
Vaalco Energy, Inc.*		26,000	220,220
Venoco Inc*		1,600	37,136
Verasun Energy Corp*		12,800	52,864
Vero Energy, Inc.*	CA	4,400	46,996
W&T Offshore, Inc.		11,500	672,865
Warren Resources, Inc.*		6,000	88,080
Whiting Petroleum Corp.*		700	74,256

			9,178,675

PAPER & FOREST PRODUCTS – 0.2%
Buckeye Technologies, Inc.*		4,500	38,070
Deltic Timber Corp.		1,000	53,510
Glatfelter		9,800	132,398
Mercer International, Inc.*		1,000	7,480
Schweitzer-Mauduit International, Inc.		1,800	30,330
Wausau Paper Corp		3,500	26,985

			288,773

	Country Code**	Shares	Value

PERSONAL PRODUCTS – 0.9%
American Oriental Bioengineering Inc*		28,800	$284,256
Chattem, Inc.*		7,200	468,360
Elizabeth Arden, Inc.*		3,300	50,094
Herbalife Ltd		4,200	162,750
Inter Parfums, Inc.		4,000	60,000
NBTY, Inc.*		12,000	384,720
Nu Skin Enterprises, Inc.		12,900	192,468
Prestige Brands Holdings, Inc.*		6,000	63,960

			1,666,608

PHARMACEUTICALS – 1.0%
Adolor Corp.*		9,300	50,964
Alpharma, Inc. Class A*		9,000	202,770
Auxilium Pharmaceuticals Inc*		2,200	73,964
Bentley Pharmaceuticals, Inc.*		700	11,305
Durect Corp.*		1,900	6,973
Endo Pharmaceuticals Holding, Inc.*		10,000	241,900
Forest Laboratories Inc*		3,080	106,999
King Pharmaceuticals, Inc.*		44,531	466,240
Middlebrook Pharmaceuticals Inc*		4,400	14,872
Pain Therapeutics, Inc.*		3,300	26,070
Par Pharmaceutical Cos., Inc.*		2,900	47,067
Pozen, Inc.*		2,000	21,760
Sepracor, Inc.*		3,000	59,760
Valeant Pharmaceuticals International*		8,100	138,591
Vivus, Inc.*		1,600	10,688
Warner Chilcott, Ltd. Class A*		5,100	86,445
Watson Pharmaceuticals, Inc.*		8,100	220,077
Xenoport, Inc.*		2,900	113,187

			1,899,632

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.1%
Jones Lang LaSalle, Inc.		1,400	$84,266
Tejon Ranch Co*		400	14,424

			98,690

REITS – 1.9%
Acadia Realty Trust		300	6,945
Agree Realty Corp.		1,500	33,075
Alexander’s, Inc.*		100	31,060
Alexandria Real Estate Equities, Inc.		1,000	97,340
Arbor Realty Trust, Inc.		1,000	8,970
Ashford Hospitality Trust, Inc.		6,600	30,492
Associated Estates Realty Corp.		700	7,497
BioMed Realty Trust, Inc.		200	4,906
Brandywine Reality Trust		2,500	39,400
Capital Trust, Inc.		300	5,763
CBL & Associates Properties, Inc.		2,800	63,952
Cedar Shopping Centers, Inc.		1,100	12,892
Commercial Net Lease Realty		6,300	131,670
Corporate Office Properties Trust		1,000	34,330
DiamondRock Hospitality Co.		6,900	75,141
Digital Realty Trust, Inc.		5,000	204,550
Eastgroup Properties, Inc.		2,100	90,090
Entertainment Properties Trust		2,300	113,712
Equity Lifestyle Properties, Inc.		1,800	79,200
Equity One, Inc.		3,200	65,760
Extra Space Storage, Inc.		2,600	39,936
FelCor Lodging Trust, Inc.		7,400	77,700
First Industrial Realty Trust, Inc.		5,900	162,073

	Country Code**	Shares	Value

Glimcher Realty Trust		600	$6,708
Gramercy Capital Corp.		1,200	13,908
Hersha Hospitality Trust		1,200	9,060
Highwoods Properties, Inc.		3,600	113,112
Home Properties, Inc.		2,900	139,374
Inland Real Estate Corp.		7,100	102,382
Kite Realty Group Trust		1,800	22,500
LaSalle Hotel Properties		1,600	40,208
Lexington Corporate Properties Trust		3,400	46,342
LTC Properties, Inc.		2,100	53,676
Medical Properties Trust, Inc.		2,700	27,324
Mid America Apartment Communities, Inc.		2,200	112,288
National Health Investors, Inc.		600	17,106
Nationwide Health Properties, Inc.		10,000	314,900
Omega Healthcare Investors, Inc.		5,900	98,235
Parkway Properties, Inc.		1,500	50,595
Pennsylvania Real Estate Investment		3,800	87,932
PS Business Parks, Inc.		1,400	72,240
Ramco Gershenson Properties Trust		1,000	20,540
Realty Income Corp.		7,000	159,320
Saul Centers, Inc.		900	42,291
Senior Housing Properties Trust		8,300	162,099
Sovran Self Storage, Inc.		600	24,936
Strategic Hotels & Resorts, Inc.		3,700	34,669
Sunstone Hotel Investors, Inc.		4,700	78,020
Tanger Factory Outlet Centers, Inc.		3,900	140,127

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Taubman Centers, Inc.		1,600	$77,840
Washington Real Estate Investment Trust		3,700	111,185

			3,595,371

ROAD & RAIL – 1.1%
Amerco*		300	14,304
Arkansas Best Corp.		11,800	432,352
Avis Budget Group, Inc.*		21,500	179,955
Cai International, Inc.*		6,300	109,620
Celadon Group, Inc.*		300	2,997
Genesee & Wyoming, Inc. Class A*		4,900	166,698
Heartland Express, Inc.		4,700	70,077
Hertz Global Holdings, Inc.*		14,600	140,160
Marten Transport Ltd*		1,800	28,746
Old Dominion Freight Line*		3,300	99,066
Ryder System, Inc.		4,900	337,512
Werner Enterprises, Inc.		17,700	328,866
YRC Worldwide, Inc.*		18,700	278,069

			2,188,422

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 5.0%
Actel Corp.*		8,300	139,855
Advanced Energy Industries, Inc.*		8,400	115,080
Altera Corp.		13,700	283,590
Amkor Technology, Inc.*		53,400	555,894
Analog Devices, Inc.		7,700	244,629
Atmel Corp.*		93,400	325,032
ATMI, Inc.*		7,600	212,192
Brooks Automation, Inc.*		11,800	97,586
Cabot Microelectronics Corp.*		11,600	384,540
Cirrus Logic, Inc.*		3,600	20,016
Cohu, Inc.		4,200	61,656
Day4 Energy, Inc.*	CA	14,900	61,581

	Country Code**	Shares	Value

Entegris, Inc.*		42,700	$279,685
Fairchild Semiconductor International, Inc.*		39,100	458,643
FEI Co.*		10,200	232,356
Integrated Device Technology, Inc.*		54,700	543,718
Intellon Corp*		3,300	10,890
Intersil Holding Corp.		15,700	381,824
IXYS Corp.*		200	2,388
Kla-Tencor Corp.		9,000	366,390
Lattice Semiconductor Corp.*		23,700	74,181
LSI Corp.*		38,500	236,390
Marvell Technology Group, Ltd.*		14,900	263,134
Mattson Technology, Inc.*		800	3,808
Micrel, Inc.		23,400	214,110
Microtune, Inc.*		3,400	11,764
MKS Instruments, Inc.*		24,500	536,550
Monolithic Power Systems, Inc.*		12,200	263,764
Netlogic Microsystems, Inc.*		2,100	69,720
NVIDIA Corp.*		1,100	20,592
Omnivision Technologies, Inc.*		1,800	21,762
Pericom Semiconductor Corp*		13,500	200,340
Semtech Corp*		30,100	423,507
Silicon Image, Inc.*		16,900	122,525
Silicon Laboratories, Inc.*		9,100	328,419
Silicon Storage Technology, Inc.*		7,700	21,329
Skyworks Solutions, Inc.*		54,600	538,902
Standard Microsystems Corp*		6,300	171,045
Techwell, Inc.*		200	2,464
Teradyne, Inc.*		33,300	368,631
Triquint Semiconductor, Inc.*		15,400	93,324
Ultra Clean Holdings*		900	7,164
Ultratech Inc*		4,900	76,048

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Veeco Instruments, Inc.*		10,500	$168,840
Verigy, Ltd.*		11,000	249,810
Volterra Semiconductor Corp*		9,900	170,874
Zoran Corp.*		8,000	93,600

			9,530,142

SOFTWARE – 4.5%
Activision, Inc.*		16,100	548,527
Actuate Corp.*		3,900	15,249
Advent Software, Inc.*		3,800	137,104
Amdocs Ltd.*		6,900	202,998
Ansoft Corp.*		2,700	98,280
Ansys, Inc.*		9,100	428,792
Arcsight, Inc.*		400	3,520
Aspen Technology, Inc.*		24,300	323,190
Autodesk, Inc.*		1,300	43,953
Blackbaud, Inc.		5,800	124,120
BMC Software, Inc.*		13,435	483,660
CA, Inc.		5,100	117,759
Cadence Design Systems, Inc.*		28,400	286,840
Check Point Software Technologies*		11,700	276,939
Commvault Systems, Inc.*		3,200	53,248
Compuware Corp.*		50,800	484,632
Concur Technologies, Inc.*		200	6,646
Double-take Software, Inc.*		2,000	27,480
Epiq Systems, Inc.*		6,250	88,750
Fair Issac Corp.		9,700	201,469
FalconStor Software, Inc.*		4,600	32,568
Informatica Corp.*		22,600	339,904
Interactive Intelligence, Inc.*		3,100	36,084
Intervoice Brite, Inc.*		2,600	14,820
Jack Henry & Associates, Inc.		2,000	43,280
JDA Software Group, Inc.*		9,700	175,570
Lawson Software, Inc.*		47,200	343,144

	Country Code**	Shares	Value

Manhattan Associates, Inc.*		6,600	$156,618
Mentor Graphics Corp.*		12,500	197,500
Micros Systems, Inc.*		2,300	70,127
Microstrategy, Inc.*		4,459	288,720
NAVTEQ Corp*		1,100	84,700
Net 1 UEPS Technologies, Inc.*		13,700	332,910
Netscout Systems, Inc.*		5,400	57,672
Parametric Technology Corp.*		19,100	318,397
Phoenix Technologies Ltd*		400	4,400
Progress Software Corp.*		8,200	209,674
Quest Software, Inc.*		22,900	339,149
Radiant Systems, Inc.*		7,900	84,767
Salesforce.com, Inc.*		1,000	68,230
SPSS, Inc.*		4,000	145,480
Sybase, Inc.*		11,200	329,504
The9, Ltd.*		600	13,548
Tibco Software, Inc.*		68,900	527,085
Tyler Technologies, Inc.*		9,500	128,915
Ultimate Software Group, Inc.*		3,500	124,705
Wind River Systems, Inc.*		17,100	186,219

			8,606,846

SPECIALTY RETAIL – 3.6%
Aaron Rents Inc		1,900	42,427
Aeropostale, Inc.*		26,300	823,979
AnnTaylor Stores Corp.*		9,000	215,640
Asbury Automotive Group, Inc.		7,700	98,945
Autonation, Inc.*		18,400	184,368
Autozone, Inc.*		900	108,909
Bebe Stores, Inc.		11,600	111,476
Blockbuster, Inc.*		10,800	27,000
Books-A-Million, Inc.		700	5,362
Brown Shoe, Inc.		14,920	202,166

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Buckle, Inc.		13,650	$624,214
Childrens Place Retail Stores, Inc.*		4,300	155,230
Dress Barn, Inc.*		21,700	290,346
Finish Line, Inc. Class A*		21,300	185,310
Foot Locker Inc		30,800	383,460
Group 1 Automotive, Inc.		4,300	85,441
Gymboree Corp.*		6,700	268,469
Haverty Furniture Cos., Inc.		400	4,016
Hot Topic Inc*		2,900	15,689
Jo-ann Stores, Inc.*		8,200	188,846
Limited Brands, Inc.		5,400	90,990
Lumber Liquidators Inc*		300	3,900
Monro Muffler, Inc.		800	12,392
New York & Co Inc*		10,400	94,952
Office Depot, Inc.*		16,100	176,134
OfficeMax, Inc.		17,000	236,300
Penske Auto Group Inc		22,200	327,228
Pier 1 Imports, Inc.*		14,200	48,848
RadioShack Corp.		35,700	438,039
Rental-A-Center, Inc.*		19,200	394,944
Ross Stores, Inc.		7,700	273,504
Sally Beauty Holdings, Inc.*		50,100	323,646
Sonic Automotive, Inc. Class A		500	6,445
The Wet Seal, Inc. Class A*		11,300	53,901
Tractor Supply Co*		9,700	281,688
Urban Outfitters Inc*		400	12,476

			6,796,680

TEXTILES, APPAREL & LUXURY GOODS – 1.7%
Carter’s Inc*		9,300	128,526
Columbia Sportswear Co.		1,800	66,150
Deckers Outdoor Corp.*		1,600	222,720
Fossil, Inc.*		5,400	156,978
Hanesbrands, Inc.*		6,700	181,838
Jones Apparel Group, Inc.		27,800	382,250
Liz Claiborne, Inc.		28,800	407,520

	Country Code**	Shares	Value

Maidenform Brands, Inc.*		2,900	$39,150
Movado Group, Inc.		1,000	19,800
Perry Ellis International, Inc.*		6,600	140,052
Polo Ralph Lauren Corp		700	43,946
Skechers U.S.A,. Inc. Class A*		7,000	138,320
Timberland Co. Class A*		1,900	31,065
True Religion Apparel, Inc.*		5,100	135,915
UniFirst Corp.		500	22,330
Warnaco Group, Inc.*		12,700	559,689
Wolverine World Wide, Inc.		19,700	525,399

			3,201,648

THRIFT & MORTGAGE FINANCE – 0.6%
Anchor Bancorp Wisconsin , Inc.		1,300	9,113
Bank Mutual Corp.		5,400	54,216
Brookline Bancorp Inc		4,400	42,020
Dime Community Bancshares		7,200	118,872
Encore Bancshares, Inc.*		1,200	18,780
Federal Agricultural Mortgage Corp.		1,300	32,214
First Place Financial Corp.		700	6,580
Flushing Financial Corp		4,400	83,380
Hudson City Bancorp, Inc.		20,500	341,940
Oceanfirst Financial Corp		400	7,220
Provident Financial Services		2,000	28,020
Provident New York Bancorp		6,400	70,784
TierOne Corp.		1,700	7,803
Webster Financial Corp.		15,000	279,000
WSFS Financial Corp.		700	31,220

			1,131,162

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

TOBACCO – 0.3%
Universal Corp.		12,600	$569,772
Vector Group, Ltd.		4,205	67,827

			637,599

TRADING COMPANIES & DISTRIBUTORS – 1.3%
Applied Industrial Technologies, Inc.		18,250	441,102
Beacon Roofing Supply, Inc.*		1,800	19,098
GATX Corp.		11,100	492,063
Houston Wire & Cable Co.		4,600	91,540
Kaman Corp.		400	9,104
MSC Industrial Direct Co., Inc. Class A		1,100	48,521
Rush Enterprises, Inc.*		4,800	57,648
Textainer Group Holdings Ltd		700	13,671
United Rentals, Inc.*		27,800	545,158
Watsco, Inc.		2,600	108,680
WESCO International, Inc.*		15,700	628,628

			2,455,213

WATER UTILITIES – 0.1%
Cascal*		9,300	114,390
SJW Corp.		2,300	60,720

			175,110

	Country Code**	Shares	Value

WIRELESS TELECOMMUNICATION SERVICES – 0.6%
Centennial Communication Corp.*		27,200	$190,128
IPCS, Inc.*		1,300	38,519
Rural Cellular Corp*		800	35,608
Syniverse Holdings, Inc.*		28,200	456,840
Telephone & Data Systems, Inc.		8,100	382,887
US Cellular Corp.*		1,600	90,480

			1,194,462

Total Common Stocks (cost $196,661,699)			188,783,809

WARRANT – 0.0% +
METALS & MINING – 0.0% +
Redcorp Ventures, Ltd. Expires 7/10/09 * (1) (cost $0)	CA	45,700	1,122

TOTAL INVESTMENTS – 99.2%
(cost $196,661,699)			188,784,931
Other assets less liabilities – 0.8%			1,613,811

NET ASSETS – 100.0%			$190,398,742

*	Non-income producing security
**	Unless otherwise noted the country code for all securities is United States.
+	Amount is less than 0.05%

ADR American Depositary Receipt

CA	= Canada
(1)	Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008 these securities amounted to $180,199 representing 0.09% of net assets.

See Notes to Financial Statements.

OPPENHEIMER LARGE CAP CORE FUND

PORTFOLIO OF INVESTMENTS June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Shares	Value

COMMON STOCKS – 98.5%
AEROSPACE & DEFENSE – 5.4%
Lockheed Martin Corp.	500	$49,330
Raytheon Co.	4,600	258,888
United Technologies Corp.	5,300	327,010

		635,228

AUTOMOBILES – 0.3%
General Motors Corp	3,000	34,500

BEVERAGES – 1.5%
Coca-Cola Co.	1,000	51,980
PepsiCo, Inc.	1,900	120,821

		172,801

BIOTECHNOLOGY – 1.5%
Amgen, Inc.*	3,700	174,492

CAPITAL MARKETS – 4.6%
American Capital Strategies Ltd	6,700	159,259
Bank Of New York Mellon Corp.	6,600	249,678
Northern Trust Corp	2,000	137,140

		546,077

CHEMICALS – 3.2%
Monsanto Co.	2,000	252,880
Sigma-Aldrich Corp.	2,300	123,878

		376,758

COMMERCIAL BANKS – 2.9%
Regions Financial Corp.	9,000	98,190
US Bancorp	8,800	245,432

		343,622

COMMERCIAL SERVICES & SUPPLIES – 1.0%
RR Donnelley & Sons Co.	3,800	112,822

COMMUNICATIONS EQUIPMENT – 0.8%
Cisco Systems, Inc.*	2,900	67,454
QUALCOMM, Inc.	700	31,059

		98,513

COMPUTERS & PERIPHERALS – 8.3%
Apple Computer, Inc.*	1,900	318,136
Hewlett-Packard Co.	9,500	419,995
International Business Machines Corp.	600	71,118
Sun Microsystems, Inc.*	14,900	162,112

		971,361

	Shares	Value

DIVERSIFIED FINANCIAL SERVICES – 1.1%
Bank of America Corp.	3,300	$78,771
Citigroup, Inc.	3,300	55,308

		134,079

DIVERSIFIED TELECOMMUNICATION SERVICES – 2.4%
Qwest Communications International, Inc.	16,900	66,417
Verizon Communications, Inc.	6,100	215,940

		282,357

ELECTRIC UTILITIES – 1.1%
Pepco Holdings, Inc.	5,100	130,815

ELECTRICAL EQUIPMENT – 0.6%
Cooper Industries, Ltd., Class A	1,900	75,050

ENERGY EQUIPMENT & SERVICES – 3.7%
Ensco International, Inc.	700	56,518
Schlumberger, Ltd.	700	75,201
Transocean, Inc.*	2,000	304,780

		436,499

FOOD & STAPLES RETAILING – 1.6%
Walgreen Co.	4,000	130,040
Whole Foods Market, Inc.	2,200	52,118

		182,158

FOOD PRODUCTS – 4.5%
Archer-Daniels-Midland Co.	9,100	307,125
Campbell Soup Co.	300	10,038
Sara Lee Corp.	17,400	213,150

		530,313

HEALTH CARE PROVIDERS & SERVICES – 6.7%
AmerisourceBergen Corp.	3,300	131,967
Cardinal Health, Inc.	2,300	118,634
McKesson Corp.	5,800	324,278
Medco Health Solutions, Inc.*	1,100	51,920
UnitedHealth Group, Inc.	6,000	157,500

		784,299

HOTELS RESTAURANTS & LEISURE – 0.2%
McDonald’s Corp.	400	22,488

HOUSEHOLD DURABLES – 1.8%
Newell Rubbermaid, Inc.	5,100	85,629
Stanley Works, Inc.	2,900	130,007

		215,636

See Notes to Financial Statements.

OPPENHEIMER LARGE CAP CORE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Shares	Value

HOUSEHOLD PRODUCTS – 1.4%
Colgate-Palmolive Co.	2,400	$165,840

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 2.7%
Constellation Energy Group, Inc.	3,800	311,980

INDUSTRIAL CONGLOMERATES – 1.0%
3m Co.	1,100	76,549
General Electric Co.	1,400	37,366

		113,915

INSURANCE – 3.5%
Aflac, Inc.	1,600	100,480
Assurant, Inc.	1,300	85,748
Marsh & McLennan Cos., Inc.	2,700	71,685
Prudential Financial, Inc.	300	17,922
The Chubb Corp.	900	44,109
The Principal Financial Group, Inc.	2,300	96,531

		416,475

IT SERVICES – 1.0%
Automatic Data Processing, Inc.	2,900	121,510

MACHINERY – 1.8%
Cummins, Inc.	800	52,416
Ingersoll-Rand Co., Ltd Class A	3,700	138,491
Terex Corp.*	500	25,685

		216,592

MEDIA – 3.3%
Directv Group, Inc./the*	10,100	261,691
Time Warner, Inc.	8,100	119,880

		381,571

METALS & MINING – 2.6%
Alcoa, Inc.	3,100	110,422
Newmont Mining Corp.	3,700	192,992

		303,414

MULTI-UTILITIES – 1.7%
Dominion Resources, Inc.	4,100	194,709

OFFICE ELECTRONICS – 1.2%
Xerox Corp.	10,300	139,668

*	Non-income producing security

	Shares	Value

OIL & GAS-EXPLORATION & PRODUCTION – 12.7%
Apache Corp.	900	$125,100
ChevronTexaco Corp.	600	59,478
ConocoPhillips	5,100	481,389
Exxon Mobil Corp.	6,400	564,032
Southwestern Energy Co.*	1,000	47,610
Valero Energy Corp.	5,200	214,136

		1,491,745

PHARMACEUTICALS – 4.4%
Johnson & Johnson	1,300	83,642
Merck & Co., Inc.	1,000	37,690
Pfizer, Inc.	22,700	396,569

		517,901

ROAD & RAIL – 1.3%
Norfolk Southern Corp.	2,500	156,675

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 1.2%
Analog Devices, Inc.	1,000	31,770
Intel Corp.	3,300	70,884
Xilinx, Inc.	1,400	35,362

		138,016

SOFTWARE – 2.4%
Microsoft Corp.	9,100	250,341
Oracle Corp.*	1,500	31,500

		281,841

SPECIALTY RETAIL – 3.1%
Gap, Inc./the	14,200	236,714
TJX Cos., Inc.	3,900	122,733

		359,447

Total Common Stocks (cost $12,443,934)		11,571,167

SHORT TERM INVESTMENTS – 1.2%
MUTUAL FUNDS – 1.2%
SSGA Money Market Fund (cost $146,144)	146,144	146,144

TOTAL INVESTMENTS – 99.7% (cost $12,590,078)		11,717,311
Other assets less liabilities – 0.3%		36,596

NET ASSETS – 100.0%		$11,753,907

See Notes to Financial Statements.

FI LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Shares	Value

COMMON STOCKS – 99.5%
AEROSPACE & DEFENSE – 2.9%
Lockheed Martin Corp.	7,700	$759,682
Raytheon Co.	12,100	680,988
United Technologies Corp.	10,990	678,083

		2,118,753

AUTO COMPONENTS – 2.0%
BorgWarner, Inc.	23,363	1,036,850
The Goodyear Tire & Rubber Co.*	25,300	451,099

		1,487,949

BEVERAGES – 2.0%
Coca-Cola Co.	10,000	519,800
Molson Coors Brewing Co., Class B	13,633	740,681
PepsiCo, Inc.	3,300	209,847

		1,470,328

BIOTECHNOLOGY – 4.1%
Biogen Idec, Inc.*	15,800	883,062
Genentech, Inc.*	23,100	1,753,290
OSI Pharmaceuticals, Inc.*	9,800	404,936

		3,041,288

CHEMICALS – 3.3%
CF Industries Holdings, Inc.	2,300	351,440
Monsanto Co.	11,300	1,428,772
Mosaic Co./the*	4,665	675,026

		2,455,238

COMMERCIAL SERVICES & SUPPLIES – 0.5%
Brink’s Co/the	5,800	379,436

COMMUNICATIONS EQUIPMENT – 0.5%
Cisco Systems, Inc.*	15,860	368,904

COMPUTERS & PERIPHERALS – 9.8%
Apple Computer, Inc.*	21,261	3,559,942
Hewlett-Packard Co.	69,350	3,065,963
International Business Machines Corp.	2,000	237,060
Western Digital Corp.*	10,200	352,206

		7,215,171

DIVERSIFIED FINANCIAL SERVICES – 1.9%
CME Group Inc. *	600	229,914
Interactive Brokers Group, Inc. Class A*	35,800	1,150,254

		1,380,168

	Shares	Value

DIVERSIFIED TELECOMMUNICATION SERVICES – 0.5%
AT&T, Inc.	11,917	$401,484

ELECTRIC UTILITIES – 0.4%
Pepco Holdings, Inc.	12,600	323,190

ELECTRICAL EQUIPMENT – 0.2%
First Solar, Inc.*	400	109,128

ELECTRONIC EQUIPMENT & INSTRUMENTS – 0.5%
Avnet, Inc.*	12,300	335,544

ENERGY EQUIPMENT & SERVICES – 4.7%
Ensco International, Inc.	9,500	767,030
Halliburton Co.	7,700	408,639
National-Oilwell, Inc.*	23,200	2,058,304
Schlumberger, Ltd.	2,000	214,860

		3,448,833

FOOD & STAPLES RETAILING – 5.1%
Costco Wholesale Corp.	12,000	841,680
Wal-Mart Stores, Inc.	51,800	2,911,160

		3,752,840

FOOD PRODUCTS – 0.7%
Bunge Ltd.	5,000	538,450

HEALTH CARE EQUIPMENT & SUPPLIES – 0.5%
Baxter International, Inc.	6,300	402,822

HEALTH CARE PROVIDERS & SERVICES – 2.7%
CIGNA Corp.	12,400	438,836
McKesson Corp.	17,100	956,061
WellPoint, Inc.*	12,300	586,218

		1,981,115

HOTELS RESTAURANTS & LEISURE – 2.0%
Burger King Holdings, Inc.	54,299	1,454,670

HOUSEHOLD DURABLES – 0.7%
Tupperware Brands Corp.	15,000	513,300

INSURANCE – 3.5%
ACE, Ltd.	10,200	561,918
Berkshire Hathaway Inc.*	260	1,043,120
PartnerRe, Ltd.	4,700	324,911
The Chubb Corp.	13,570	665,066

		2,595,015

INTERNET SOFTWARE & SERVICES – 4.3%
Google, Inc., Class A*	6,000	3,158,520

See Notes to Financial Statements.

FI LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Shares	Value

LIFE SCIENCES TOOLS & SERVICES – 4.7%
Charles River Laboratories International, Inc.*	14,399	$920,384
Covance, Inc.*	10,000	860,200
PerkinElmer, Inc.	20,500	570,925
Thermo Electron Corp.*	20,000	1,114,600

		3,466,109

MACHINERY – 5.4%
AGCO Corp.*	12,010	629,444
Bucyrus International, Inc. Class A	5,100	372,402
Deere & Co.	15,000	1,081,950
Eaton Corp.	4,200	356,874
Joy Global, Inc.	5,300	401,899
Manitowoc, Inc.	30,000	975,900
Navistar International Corp., Inc.*	1,850	121,767

		3,940,236

METALS & MINING – 2.7%
Freeport-McMoRan Copper & Gold, Inc.	5,500	644,545
Nucor Corp.	15,100	1,127,517
United States Steel Corp.	1,100	203,258

		1,975,320

MULTI-UTILITIES – 1.0%
MDU Resources Group, Inc. *	20,070	699,640

OIL & GAS-EXPLORATION & PRODUCTION – 10.1%
Apache Corp.	5,600	778,400
ConocoPhillips	13,100	1,236,509
CONSOL Energy, Inc.	3,300	370,821
Denbury Resources, Inc.*	9,800	357,700
Mariner Energy, Inc.*	11,200	414,064
Noble Energy, Inc.	11,700	1,176,552
Occidental Petroleum Corp.	4,400	395,384
Pioneer Natural Resources Co.	10,200	798,456
Southwestern Energy Co.*	18,200	866,502
St. Mary Land & Exploration Co.	8,000	517,120
Valero Energy Corp.	12,100	498,278

		7,409,786

*	Non-income producing security

	Shares	Value

PHARMACEUTICALS – 1.6%
Merck & Co., Inc.	31,300	$1,179,697

ROAD & RAIL – 2.0%
Norfolk Southern Corp.	12,100	758,307
Union Pacific Corp.	9,100	687,050

		1,445,357

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 1.0%
Intel Corp.	10,400	223,392
MEMC Electronic Materials, Inc.*	8,800	541,552

		764,944

SOFTWARE – 12.3%
Adobe Systems, Inc.*	18,300	720,837
BMC Software, Inc.*	22,100	795,600
Microsoft Corp.	145,450	4,001,329
Nuance Communications, Inc.*	103,300	1,618,711
Oracle Corp.*	91,880	1,929,480

		9,065,957

SPECIALTY RETAIL – 2.0%
Abercrombie & Fitch Co. Class A	5,300	332,204
Tiffany & Co.	18,900	770,175
TJX Cos., Inc.	11,500	361,905

		1,464,284

TEXTILES, APPAREL & LUXURY GOODS – 2.8%
Coach, Inc.*	22,700	655,576
Nike, Inc.	23,000	1,371,030

		2,026,606

TOBACCO – 1.1%
Altria Group, Inc.	40,100	824,456

Total Common Stocks
(cost $73,851,188)		73,194,538

TOTAL INVESTMENTS – 99.5%
(cost $73,851,188)		73,194,538
Other assets less liabilities – 0.5%		357,310

NET ASSETS – 100.0%		$73,551,848

See Notes to Financial Statements.

BLUE CHIP MID CAP FUND

PORTFOLIO OF INVESTMENTS June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 99.0%
AEROSPACE & DEFENSE – 1.1%
Alliant Techsystems, Inc.*		7,600	$772,768
Precision Castparts Corp.		1,900	183,103

			955,871

AIR FREIGHT & LOGISTICS – 1.0%
CH Robinson Worldwide, Inc.		10,100	553,884
Expeditors International of Washington, Inc.		7,500	322,500

			876,384

AUTO COMPONENTS – 0.6%
BorgWarner, Inc.		13,100	581,378

BIOTECHNOLOGY – 2.3%
Amylin Pharmaceuticals, Inc.*		25,200	639,828
Cephalon, Inc.*		6,600	440,154
ImClone Systems, Inc.*		9,500	384,370
Regeneron Pharmaceuticals, Inc.*		20,000	288,800
Vertex Pharmaceuticals, Inc.*		9,300	311,271

			2,064,423

CAPITAL MARKETS – 2.0%
Aberdeen Asset Management PLC	GB	163,280	430,680
Blackrock, Inc.		3,100	548,700
T Rowe Price Group, Inc.		5,100	287,997
Waddell & Reed Financial, Inc. Class A		15,300	535,653

			1,803,030

CHEMICALS – 6.4%
Agrium, Inc.		18,500	1,989,490
CF Industries Holdings, Inc.		7,800	1,191,840
FMC Corp.		19,800	1,533,312
Terra Industries, Inc.		21,700	1,070,895

			5,785,537

	Country Code**	Shares	Value

COMMERCIAL BANKS – 0.5%
Comerica, Inc.		13,000	$333,190
Popular, Inc.		11,800	77,762

			410,952

COMMERCIAL SERVICES & SUPPLIES – 7.1%
Allied Waste Industries, Inc.*		107,700	1,359,174
Equifax, Inc.		39,700	1,334,714
Manpower, Inc.		24,100	1,403,584
Republic Services, Inc.		50,800	1,508,760
Robert Half International, Inc.		34,754	833,053

			6,439,285

COMMUNICATIONS EQUIPMENT – 0.5%
Ciena Corp.*		18,300	424,011

COMPUTERS & PERIPHERALS – 1.7%
NCR Corp.*		29,900	753,480
NetApp, Inc.*		10,800	233,928
Teradata Corp.*		24,800	573,872

			1,561,280

CONSTRUCTION & ENGINEERING – 2.0%
Chicago Bridge & Iron Co. NYR		14,100	561,462
Fluor Corp.		2,900	539,632
Foster Wheeler, Ltd.*		10,200	746,130

			1,847,224

CONTAINERS & PACKAGING – 1.0%
Ball Corp		9,500	453,530
Sealed Air Corp.		22,500	427,725

			881,255

DISTRIBUTORS – 0.2%
Li & Fung, Ltd.	HK	60,000	180,835

DIVERSIFIED CONSUMER SERVICES – 3.0%
Apollo Group, Inc. Class A*		9,700	429,322
DeVry, Inc.		4,100	219,842
ITT Educational Services, Inc.*		13,600	1,123,768
Sotheby’s		9,500	250,515
Strayer Education, Inc.		3,100	648,117

			2,671,564

See Notes to Financial Statements.

BLUE CHIP MID CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

DIVERSIFIED FINANCIAL SERVICES – 0.8%
Bovespa Holding	BR	23,000	$286,914
MSCI, Inc. Class A*		11,100	402,819

			689,733

ELECTRIC UTILITIES – 2.2%
DPL, Inc.		37,600	991,888
Northeast Utilities		37,700	962,481

			1,954,369

ELECTRICAL EQUIPMENT – 1.0%
Vestas Wind Systems A/S*	DK	7,150	936,032

ELECTRONIC EQUIPMENT & INSTRUMENTS – 1.4%
Flir Systems, Inc.*		30,500	1,237,385
National Instruction Corp.		1,100	31,207

			1,268,592

ENERGY EQUIPMENT & SERVICES – 2.5%
Compagnie Generale De Geophysique-Veritas*		20,300	958,363
Diamond Offshore Drilling, Inc.		5,200	723,528
Seadrill, Ltd.	NO	20,400	624,016

			2,305,907

FOOD & STAPLES RETAILING – 2.6%
BJ’s Wholesale Club, Inc.*		29,600	1,145,520
SUPERVALU, Inc.		37,700	1,164,553

			2,310,073

GAS UTILITIES – 1.3%
UGI Corp.		41,600	1,194,336

HEALTH CARE EQUIPMENT & SUPPLIES – 3.1%
Beckman Coulter, Inc.		25,500	1,722,015
St. Jude Medical, Inc.*		26,500	1,083,320

			2,805,335

HEALTH CARE PROVIDERS & SERVICES – 5.3%
Community Health Systems, Inc.*		43,800	1,444,524
Humana, Inc.*		24,100	958,457
Patterson Cos., Inc.*		34,100	1,002,199
Universal Health Services, Inc.		22,100	1,397,162

			4,802,342

	Country Code**	Shares	Value

HOTELS RESTAURANTS & LEISURE – 0.4%
Ctrip.com International, Ltd.		3,700	$169,386
Scientific Games Corp. Class A*		7,900	233,998

			403,384

HOUSEHOLD DURABLES – 0.4%
NVR, Inc.*		800	400,064

HOUSEHOLD PRODUCTS – 0.6%
Clorox Co.		10,100	527,220

INSURANCE – 1.8%
Everest Re Group, Ltd.		6,400	510,144
Unum Group		30,900	631,905
White Mountains Insurance Group Ltd.		1,200	514,800

			1,656,849

INTERNET SOFTWARE & SERVICES – 3.0%
Equinix, Inc.*		12,200	1,088,484
VeriSign, Inc.*		43,000	1,625,400

			2,713,884

IT SERVICES – 3.2%
Global Payments, Inc.		23,900	1,113,740
Western Union Co./the		72,000	1,779,840

			2,893,580

LIFE SCIENCES TOOLS & SERVICES – 0.6%
Charles River Laboratories International, Inc.*		7,800	498,576

MACHINERY – 2.3%
Kennametal, Inc.		24,400	794,220
Lupatech*	BR	8,500	319,699
Paccar, Inc.		21,600	903,528
Toro Co.		3,100	103,137

			2,120,584

MEDIA – 1.4%
Dreamworks Animation Skg, Inc.*		37,000	1,102,970
Focus Media Holding, Ltd.*		6,300	174,636

			1,277,606

See Notes to Financial Statements.

BLUE CHIP MID CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

METALS & MINING – 4.5%
Century Aluminum Co.*		5,300	$352,397
Cleveland-Cliffs, Inc.		11,600	1,382,604
Nucor Corp.		9,300	694,431
Teck Cominco, Ltd.		10,500	503,475
Thompson Creek Metals Co Inc*	CA	10,500	205,331
United States Steel Corp.		4,900	905,422

			4,043,660

OIL & GAS & CONSUMABLE FUELS – 10.8%
Arch Coal Inc		16,400	1,230,492
Consol Energy, Inc.		10,000	1,123,700
Forest Oil Corp.*		30,000	2,235,000
Noble Energy, Inc.		16,800	1,689,408
Peabody Energy Corp.		5,200	457,860
St. Mary Land & Exploration Co.		20,700	1,338,048
Ultra Petroleum Corp.*		17,500	1,718,500

			9,793,008

PERSONAL PRODUCTS – 1.1%
Avon Products, Inc.		28,100	1,012,162

PHARMACEUTICALS – 3.4%
Barr Pharmaceuticals, Inc.*		28,700	1,293,796
Elan Corp. PLC*		19,400	689,670
Perrigo Co.		20,300	644,931
Sepracor, Inc.*		22,000	438,240

			3,066,637

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.4%
Forest City Enterprises, Inc.		11,800	380,196

REITS – 0.5%
Kimco Realty Corp.		11,800	407,336

ROAD & RAIL – 2.7%
Con-way, Inc.		6,500	307,190
JB Hunt Transport Services, Inc.		20,500	682,240
Kansas City Southern*		19,100	840,209
Landstar Systems, Inc.		11,500	635,030

			2,464,669

	Country Code**	Shares	Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 2.3%
Altera Corp.		32,100	$664,470
Lam Research Corp.*		22,800	824,220
Linear Technology Corp.		17,100	556,947

			2,045,637

SOFTWARE – 7.4%
Activision, Inc.*		16,100	548,527
Autodesk, Inc.*		23,900	808,059
BMC Software, Inc.*		33,700	1,213,200
Cadence Design Systems, Inc.*		40,200	406,020
Electronic Arts, Inc.*		22,300	990,789
Factset Research Systems, Inc.		12,800	721,408
McAfee, Inc.*		32,600	1,109,378
Red Hat, Inc.*		41,800	864,842

			6,662,223

SPECIALTY RETAIL – 1.5%
Dick’s Sporting Goods, Inc.*		19,000	337,060
O’Reilly Automotive, Inc.*		31,800	710,730
Tiffany & Co.		8,600	350,450

			1,398,240

TEXTILES, APPAREL & LUXURY GOODS – 0.5%
Gildan Activewear, Inc.*		2,700	69,876
Liz Claiborne, Inc.		18,200	257,530
Under Armour, Inc.*		4,000	102,560

			429,966

THRIFT & MORTGAGE FINANCE – 0.1%
Washington Mutual, Inc.		26,200	129,166

WIRELESS TELECOMMUNICATION SERVICES – 0.5%
American Tower Corp. Class A*		11,300	477,425

Total Common Stocks (cost $85,099,523)			89,551,820

See Notes to Financial Statements.

BLUE CHIP MID CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Principal Amount (000)	Value

SHORT TERM INVESTMENTS – 1.0%
REPURCHASE AGREEMENT – 1.0%
State Street Bank and Trust Company 1.75%, 7/1/08 (collateralized by $965,000 Federal Home Loan Mortgage, 5.625%, 11/23/35, with a value of $948,113 total to be received $925,045) (cost $925,000)	$925	$925,000

TOTAL INVESTMENTS – 100.0%
(cost $86,024,523)		90,476,820
Other assets less liabilities – 0.0%+		22,638

NET ASSETS – 100.0%		$90,499,458

*	Non-income producing security
**	Unless otherwise noted the country code for all securities is United States.
+	Amount is less than 0.05%.

NYR New York Registered Shares

BR = Brazil

CA = Canada

DK = Denmark

GB = United Kingdom

HK = Hong Kong

NO = Norway

See Notes to Financial Statements.

LORD ABBETT GROWTH & INCOME FUND

PORTFOLIO OF INVESTMENTS June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Shares	Value

COMMON STOCKS – 92.7%
AIR FREIGHT & LOGISTICS – 1.0%
United Parcel Services, Inc. Class B	470	$28,891

AIRLINES – 0.4%
Delta Air Lines, Inc.*	2,130	12,141

BEVERAGES – 2.1%
Coca-Cola Enterprises, Inc.	3,520	60,896

BIOTECHNOLOGY – 1.3%
Amgen, Inc.*	780	36,785

CAPITAL MARKETS – 7.3%
Bank Of New York Mellon Corp.	2,480	93,818
Charles Schwab Corp/the	490	10,065
Merrill Lynch & Co., Inc.	2,660	84,348
The Goldman Sachs Group, Inc.	120	20,988

		209,219

CHEMICALS – 1.5%
Praxair, Inc.	450	42,408

COMMERCIAL BANKS – 7.0%
BB&T Corp.	240	5,465
Fifth Third Bancorp	1,370	13,947
M&T Bank Corp.	210	14,813
PNC Financial Services Group, Inc.	930	53,103
Suntrust Banks, Inc.	340	12,315
Wachovia Corp.	870	13,511
Wells Fargo & Co.	3,610	85,737

		198,891

COMMERCIAL SERVICES & SUPPLIES – 1.3%
Visa, Inc. Class A*	170	13,823
Waste Management, Inc.	620	23,380

		37,203

COMMUNICATIONS EQUIPMENT – 1.9%
Corning, Inc.	680	15,674
QUALCOMM, Inc.	860	38,158

		53,832

COMPUTERS & PERIPHERALS – 1.8%
Hewlett-Packard Co.	730	32,273
Sun Microsystems, Inc.*	1,720	18,714

		50,987

CONSUMER FINANCE – 0.8%
Capital One Financial Corp	620	23,566

	Shares	Value

DIVERSIFIED FINANCIAL SERVICES – 4.8%
Bank of America Corp.	1,440	$34,373
JPMorgan Chase & Co.	3,000	102,930

		137,303

DIVERSIFIED TELECOMMUNICATION SERVICES – 1.5%
AT&T, Inc.	1,310	44,134

ELECTRIC UTILITIES – 0.4%
Progress Energy, Inc.	260	10,876

ELECTRICAL EQUIPMENT – 1.5%
Emerson Electric Co.	880	43,516

ENERGY – 0.6%
Peabody Energy Corp.	190	16,729

ENERGY EQUIPMENT & SERVICES – 2.9%
Halliburton Co.	550	29,189
Schlumberger, Ltd.	270	29,006
Smith International, Inc.	300	24,942

		83,137

FOOD & STAPLES RETAILING – 6.8%
CVS Caremark Corp.	550	21,764
Kroger Co.	3,010	86,899
SUPERVALU, Inc.	360	11,120
Wal-Mart Stores, Inc.	1,320	74,184

		193,967

FOOD PRODUCTS – 2.8%
General Mills, Inc.	450	27,346
Kraft Foods, Inc.	1,820	51,779

		79,125

HEALTH CARE EQUIPMENT & SUPPLIES – 2.3%
Boston Scientific Corp.*	3,960	48,669
Covidien Ltd	360	17,240

		65,909

INDUSTRIAL – 2.0%
Eaton Corp.	660	56,080

INDUSTRIAL CONGLOMERATES – 2.8%
General Electric Co.	3,030	80,871

INSURANCE – 2.0%
Aon Corp.	1,120	51,453
Metlife, Inc.	100	5,277

		56,730

See Notes to Financial Statements.

LORD ABBETT GROWTH & INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Shares	Value

INTERNET & CATALOG RETAIL – 2.2%
IAC/InterActiveCorp.*	3,230	$62,274

IT SERVICES – 1.0%
Western Union Co./the	1,180	29,170

MACHINERY – 0.5%
Caterpillar, Inc.	210	15,502

MATERIALS – 1.9%
Monsanto Co.	440	55,634

MEDIA – 0.3%
Comcast Corp. Class A	400	7,588

METALS & MINING – 2.6%
Barrick Gold Corp.	870	39,585
Cia Vale Do Rio Doce	230	8,238
Freeport-mcmoran Copper & Gold, Inc.	220	25,782

		73,605

MULTI-LINE RETAIL – 1.7%
Archer-Daniels-Midland Co.	1,430	48,262

MULTI-UTILITIES – 0.4%
PG&E Corp.	290	11,510

OIL & GAS-EXPLORATION & PRODUCTION – 7.8%
ChevronTexaco Corp.	340	33,704
Devon Energy Corp.	260	31,242
El Paso Corp.	890	19,349
EOG Resources, Inc.	290	38,048
Exxon Mobil Corp.	800	70,504
XTO Energy, Inc.	440	30,144

		222,991

PHARMACEUTICALS – 6.1%
Abbott Laboratories	1,240	65,683
Eli Lilly & Co.	580	26,773
Teva Pharmaceutical Industries, Ltd. ADR	1,050	48,090
Wyeth	700	33,572

		174,118

	Shares	Value

REITS – 0.4%
Annaly Capital Management, Inc.	700	$10,857

ROAD & RAIL – 2.2%
Canadian National Railway Co.	330	15,866
Hertz Global Holdings, Inc.*	3,730	35,808
Norfolk Southern Corp.	170	10,654

		62,328

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.6%
Texas Instruments, Inc.	600	16,896

SOFTWARE – 3.9%
Adobe Systems, Inc.*	280	11,029
Microsoft Corp.	2,250	61,898
Oracle Corp.*	1,840	38,640

		111,567

SPECIALTY RETAIL – 1.5%
J Crew Group, Inc.*	850	28,058
The Home Depot, Inc.	650	15,223

		43,281

THRIFT & MORTGAGE FINANCE – 2.6%
Fannie Mae	3,790	73,943

TOBACCO – 0.2%
Philip Morris International, Inc.	140	6,915

Total Common Stocks (cost $2,835,005)		2,649,637

SHORT TERM INVESTMENTS – 4.5%
MUTUAL FUNDS – 4.5%
SSGA Money Market Fund (cost $128,936)	128,936	128,936

TOTAL INVESTMENTS – 97.2% (cost $2,963,941)		2,778,573
Other assets less liabilities – 2.8%		80,067

NET ASSETS – 100.0%		$2,858,640

*	Non-income producing security

ADR American Depositary Receipt

See Notes to Financial Statements.

GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Shares	Value

COMMON STOCKS – 98.9%
AEROSPACE & DEFENSE – 0.4%
Alliant Techsystems, Inc.*	195	$19,828
L-3 Communications Holdings Inc.	1	91

		19,919

AIRLINES – 0.5%
Southwest Airlines Co.	2,100	27,384

AUTO COMPONENTS – 0.2%
Autoliv, Inc.	200	9,324

AUTOMOBILES – 0.4%
Ford Motor Co.*	4,357	20,957

BEVERAGES – 1.5%
Coca-Cola Enterprises, Inc.	1,000	17,300
Dr Pepper Snapple Group Inc.*	1,039	21,798
Molson Coors Brewing Co., Class B	370	20,102
Pepsi Bottling Group, Inc.	400	11,168
PepsiAmericas, Inc.	330	6,528

		76,896

BIOTECHNOLOGY – 1.3%
Applied Biosystems, Inc.	873	29,228
Biogen Idec, Inc.*	509	28,448
BioMarin Pharmaceutical, Inc.*	393	11,389

		69,065

BUILDING PRODUCTS – 0.8%
Armstrong World Industries, Inc.	312	9,116
Lennox International, Inc.	651	18,853
Masco Corp.	56	881
NVR, Inc.*	23	11,502

		40,352

CAPITAL MARKETS – 2.3%
American Capital Strategies Ltd	100	2,377
Ameriprise Financial, Inc.	600	24,402
Blackrock, Inc.	200	35,400
Eaton Vance Corp.	236	9,383
Federated Investors, Inc. Class B	214	7,366
Invesco Ltd	1,282	30,743
Legg Mason, Inc.	309	13,463

		123,134

CHEMICALS – 3.8%
Ashland, Inc.	691	33,306
Cabot Corp.	647	15,729

	Shares	Value

Chemtura Corp	2,100	$12,264
Cytec Industries, Inc.	434	23,679
FMC Corp.	528	40,888
Lubrizol Corp.	300	13,899
Minerals Technologies, Inc.	77	4,897
Mosaic Co./the*	169	24,454
Scotts Miracle-Gro Co., Class A	313	5,499
Valspar Corp.	900	17,019
Westlake Chemical Corp.	617	9,169

		200,803

COMMERCIAL BANKS – 3.6%
BOK Financial Corp.	158	8,445
Comerica, Inc.	620	15,891
Cullen/Frost Bankers, Inc.	700	34,895
Marshall & Ilsley Corp	3,890	59,634
Regions Financial Corp.	1,291	14,085
Synovus Financial Corp.	2,863	24,994
UnionBanCal Corp.	201	8,124
Zions Bancorporation	800	25,192

		191,260

COMMERCIAL SERVICES & SUPPLIES – 0.4%
Hewitt Associates, Inc. Class A*	423	16,214
Miller Herman, Inc.	200	4,978
Navigant Consulting Inc.*	22	430

		21,622

COMMUNICATIONS EQUIPMENT – 0.6%
Juniper Networks, Inc.*	1,466	32,516

COMPUTERS & PERIPHERALS – 1.5%
NCR Corp.*	679	17,111
Seagate Technology	1,709	32,693
Teradata Corp.*	600	13,884
Western Digital Corp.*	500	17,265

		80,953

CONSTRUCTION & ENGINEERING – 0.7%
KBR, Inc.	906	31,628
Shaw Group, Inc.*	100	6,179

		37,807

CONSUMER FINANCE – 0.7%
Capital One Financial Corp.	1,016	38,618

CONTAINERS & PACKAGING – 1.1%
Bemis Co.	955	21,411
Greif, Inc. Class A	307	19,657
Owens- Ilinois, Inc.*	408	17,010

		58,078

See Notes to Financial Statements.

GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Shares	Value

DISTRIBUTORS – 0.6%
Genuine Parts Co.	800	$31,744

DIVERSIFIED CONSUMER SERVICES – 0.2%
DeVry, Inc.	157	8,418

DIVERSIFIED FINANCIAL SERVICES – 1.5%
Bank of America Corp.	2,259	53,923
Moody’s Corp.	680	23,419

		77,342

DIVERSIFIED TELECOMMUNICATION SERVICES – 1.4%
AT&T, Inc.	287	9,669
Embarq Corp.	700	33,089
Verizon Communications, Inc.	403	14,266
Windstream Corp.	1,550	19,127

		76,151

ELECTRIC UTILITIES – 3.9%
American Electric Power Co., Inc.	900	36,207
Edison International	580	29,800
Great Plains Energy, Inc.	1,600	40,448
Hawaiian Electric Industries, Inc.	600	14,838
Northeast Utilities	300	7,659
Pinnacle West Capital Corp.	900	27,693
PPL Corp.	587	30,683
Sierra Pacific Resources	1,690	21,480

		208,808

ELECTRICAL EQUIPMENT – 0.8%
Cooper Industries, Ltd., Class A	400	15,800
Hubbell, Inc., Class B	300	11,961
LSI Corp.*	1,900	11,666

		39,427

ELECTRONIC EQUIPMENT & INSTRUMENTS – 1.6%
Arrow Electronics, Inc.*	500	15,360
Ingram Micro, Inc., Class A*	2,064	36,636
Tech Data Corp.*	1,009	34,195

		86,191

ENERGY EQUIPMENT & SERVICES – 2.0%
BJ Services Co.	319	10,189
Exterran Holdings, Inc.*	300	21,447
FMC Technologies, Inc.*	109	8,385
McDermott International, Inc.*	191	11,821
SEACOR Holdings, Inc.*	430	38,489
Tidewater, Inc.	222	14,437

		104,768

	Shares	Value

EXCHANGE TRADED FUND – 3.4%
Ishares Russell 2000 Index Fund	1,874	$129,362
S&P 500 SPDR Trust Series 1	378	48,377

		177,739

FOOD & STAPLES RETAILING – 2.4%
BJ’s Wholesale Club, Inc.*	1,107	42,841
Costco Wholesale Corp.	30	2,104
Safeway, Inc.	2,014	57,500
SUPERVALU, Inc.	700	21,623
Whole Foods Market, Inc.	203	4,809

		128,877

FOOD PRODUCTS – 3.4%
Archer-Daniels-Midland Co.	71	2,396
Bunge Ltd.	511	55,029
Conagra Foods, Inc.	828	15,964
Corn Products International, Inc.	630	30,939
Del Monte Foods Co.	1,208	8,577
Hormel Foods Corp.	1,400	48,454
Lancaster Colony Corp.	210	6,359
Smithfield Foods, Inc.*	610	12,127

		179,845

GAS UTILITIES – 2.2%
Atmos Energy Corp.	1,823	50,260
Oneok, Inc.	402	19,630
UGI Corp.	1,000	28,710
WGL Holdings, Inc.	571	19,836

		118,436

HEALTH CARE EQUIPMENT & SUPPLIES – 0.1%
Hill-Rom Holdings, Inc.	180	4,856

HEALTH CARE PROVIDERS & SERVICES – 0.8%
Express Scripts, Inc.*	300	18,816
Medco Health Solutions, Inc.*	125	5,900
UnitedHealth Group, Inc.	720	18,900

		43,616

HOTELS RESTAURANTS & LEISURE – 0.7%
Chipotle Mexican Grill, Inc. Class A*	109	9,006
McDonald’s Corp.	110	6,184
Royal Caribbean Cruises Ltd.	1,000	22,470

		37,660

HOUSEHOLD DURABLES – 1.5%
D.R.Horton, Inc.	1,344	14,582
Fortune Brands, Inc.	200	12,482

See Notes to Financial Statements.

GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Shares	Value

Mohawk Industries, Inc.*	600	$38,460
Toll Brothers, Inc.*	290	5,432
Whirlpool Corp.	92	5,679

		76,635

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.7%
NRG Energy, Inc.*	900	38,610

INDUSTRIAL CONGLOMERATES – 0.0%+
Teleflex, Inc.	1	56

INSURANCE – 7.5%
Arch Cap Group, Ltd.*	854	56,637
Assurant, Inc.	556	36,674
Axis Capital Holdings Ltd.	1,100	32,791
Berkley W R Corp.	900	21,744
Cincinnati Financial Corp.	1,293	32,842
Fidelity National Title Group, Inc., Class A	1,000	12,600
First American Corp.	740	19,536
Genworth Financial, Inc. Class A	1,863	33,180
HCC Insurance Holdings, Inc.	300	6,342
Lincoln National Corp	402	18,219
Metlife, Inc.	184	9,710
Old Republic International Corp.	2,600	30,784
OneBeacon Insurance Group, Ltd.	500	8,785
PartnerRe, Ltd.	300	20,739
RenaissanceRe Holdings, Ltd.	227	10,140
The Principal Financial Group, Inc.	500	20,985
Unum Group	1,300	26,585

		398,293

INTERNET & CATALOG RETAIL – 0.2%
Amazon.com, Inc.*	155	11,366
Expedia, Inc.*	58	1,066

		12,432

INTERNET SOFTWARE & SERVICES – 0.2%
Sohu.com, Inc.*	116	8,171

IT SERVICES – 1.0%
Computer Sciences Corp.*	500	23,420
DST Systems, Inc.*	150	8,258
Electronic Data Systems Corp.	658	16,213
MPS Group, Inc.*	557	5,921

		53,812

LEISURE EQUIPMENT & PRODUCTS – 0.4%
Brunswick Corp.	1,449	15,359
Hasbro, Inc.	200	7,144

		22,503

	Shares	Value

LIFE SCIENCES TOOLS & SERVICES – 0.3%
Invitrogen Corp.*	400	$15,704

MACHINERY – 3.0%
Crane Co.	100	3,853
Flowserve Corp.	200	27,340
Graco, Inc.	238	9,061
Ingersoll-Rand Co., Ltd	1,600	59,888
Joy Global, Inc.	105	7,962
Kennametal, Inc.	500	16,275
Lincoln Electric Holdings, Inc.	136	10,703
Parker-Hannifin Corp.	13	927
Pentair, Inc.	172	6,024
SPX Corp.	85	11,197
The Timken Co.	198	6,522

		159,752

MARINE – 0.3%
Alexander & Baldwin, Inc.	298	13,574

MEDIA – 3.8%
CBS Corp., Class B	1,000	19,490
Directv Group, Inc./the*	424	10,986
Dreamworks Animation Skg, Inc. *	511	15,233
E.W. Scripps Co. Class A	435	18,070
Entercom Communications Corp. Class A	597	4,191
Gannett Co., Inc.	2,221	48,129
Harte-Hanks, Inc.	800	9,160
Hearst-Argyle Television, Inc.	619	11,885
Liberty Global, Inc., Class A*	600	18,858
Liberty Media Corp – Capital Series A*	102	1,469
Liberty Media Corp. – Entertainment Series A*	1,760	42,644

		200,115

METALS & MINING – 1.8%
Carpenter Technology Corp.	515	22,480
Commercial Metals Co.	700	26,390
Reliance Steel & Aluminum Co.	423	32,609
Steel Dynamics, Inc.	265	10,354
Worthington Industries, Inc.	261	5,350

		97,183

MULTI-LINE RETAIL – 1.1%
Family Dollar Stores, Inc.	595	11,864
Macy’s, Inc.	1,028	19,964
Sears Holdings Corp.*	389	28,654

		60,482

See Notes to Financial Statements.

GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Shares	Value

MULTI-UTILITIES – 7.0%
Alliant Energy Corp.	1,200	$41,112
Energy East Corp.	2,211	54,656
Integrys Energy Group, Inc.	810	41,172
MDU Resources Group, Inc.	1,336	46,573
Nstar	500	16,910
OGE Energy Corp.	1,946	61,708
Sempra Energy	957	54,022
Vectren Corp.	1,400	43,694
Wisconsin Energy Corp.	218	9,858

		369,705

OIL & GAS-EXPLORATION & PRODUCTION – 7.1%
Bill Barrett Corp.*	192	11,407
Cimarex Energy Co.	451	31,421
Continental Resources, Inc.*	438	30,362
Encore Aquisition Co.*	274	20,602
Forest Oil Corp.*	337	25,106
Newfield Exploration Co.*	300	19,575
Noble Energy, Inc.	768	77,230
Overseas Shipholding Group, Inc.	105	8,350
Patterson-UTI Energy, Inc.	670	24,147
Pioneer Natural Resources Co.	500	39,140
St. Mary Land & Exploration Co.	600	38,784
Sunoco, Inc.	222	9,033
Valero Energy Corp.	312	12,848
W&T Offshore, Inc.	525	30,718

		378,723

PAPER & FOREST PRODUCTS – 0.6%
Rayonier, Inc.	700	29,722

PHARMACEUTICALS – 0.2%
King Pharmaceuticals, Inc.*	1,200	12,564

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.3%
Jones Lang LaSalle, Inc.	269	16,191

REITS – 10.5%
AMB Property Corp.	1,367	68,869
Annaly Capital Management, Inc.	1,200	18,612
AvalonBay Communities, Inc.	776	69,188
Equity Residential Properties Trust	1,621	62,036
Essex Property Trust, Inc.	158	16,827
Federal Realty Investment Trust	636	43,884
HCP, Inc.	1,574	50,069
Host Hotels & Resorts, Inc.	459	6,265
Liberty Property Trust	628	20,818
Mack-Cali Realty Corp.	352	12,028

	Shares	Value

Nationwide Health Properties, Inc.	797	$25,098
ProLogis Trust	1,000	54,350
Public Storage, Inc.	400	32,316
SL Green Realty Corp.	471	38,961
Taubman Centers, Inc.	726	35,320

		554,641

ROAD & RAIL – 1.3%
CSX Corp.	74	4,648
JB Hunt Transport Services, Inc.	284	9,451
Kansas City Southern*	211	9,282
Landstar Systems, Inc.	172	9,498
Ryder System, Inc.	226	15,567
Werner Enterprises, Inc.	565	10,498
YRC Worldwide, Inc.*	687	10,215

		69,159

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.3%
Integrated Device Technology, Inc.*	925	9,194
NVIDIA Corp.*	136	2,546
Texas Instruments, Inc.	205	5,773

		17,513

SOFTWARE – 1.1%
Advent Software, Inc.*	300	10,824
Autodesk, Inc.*	309	10,447
CA, Inc.	716	16,533
Compuware Corp.*	604	5,762
Salesforce.com, Inc.*	30	2,047
Sybase, Inc.*	354	10,415

		56,028

SPECIALTY RETAIL – 2.2%
Aeropostale, Inc.*	559	17,513
Barnes & Noble, Inc.	557	13,836
Best Buy Co., Inc.	203	8,039
GameStop Corp., Class A*	760	30,704
Liz Claiborne, Inc.	600	8,490
Penske Auto Group Inc	809	11,925
Ross Stores, Inc.	536	19,039
Urban Outfitters Inc*	303	9,450

		118,996

TEXTILES, APPAREL & LUXURY GOODS – 0.5%
Coach, Inc.*	820	23,682
Jones Apparel Group, Inc.	142	1,952

		25,634

See Notes to Financial Statements.

GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Shares	Value

THRIFT & MORTGAGE FINANCE – 1.1%
Hudson City Bancorp, Inc.	3,236	$53,976
New York Community Bancorp, Inc.	82	1,463
Sovereign Bancorp, Inc.	432	3,180

		58,619

TOBACCO – 0.1%
Lorillard Inc Com*	100	6,916

Total Common Stocks (cost $5,353,412)		5,244,299

SHORT TERM INVESTMENTS – 3.3%
MUTUAL FUNDS – 3.3%
SSGA Money Market Fund (cost $176,768)	176,768	176,768

TOTAL INVESTMENTS – 102.2%
(cost $5,530,180)		5,421,067

Liabilities in excess of other assets – (2.2)%		(115,373)

NET ASSETS – 100.0%		$5,305,694

*	Non-income producing security
+	Amount is less than 0.05%.

SPDR Standard and Poor’s Depositary Receipts

See Notes to Financial Statements.

GOLDMAN SACHS SHORT DURATION FUND

PORTFOLIO OF INVESTMENTS June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Principal Amount (000)	Value

CORPORATE DEBT OBLIGATIONS – 15.7%
BANKS – 2.3%
Wells Fargo & Co. 4.38%, 1/31/13	$1,000	$968,307

BROKERAGE – 2.5%
General Electric Capital Corp. 6.00%, 6/15/12	1,000	1,033,386

FOOD, BEVERAGES & RESTAURANTS – 2.5%
Pepsico, Inc. 4.65%, 2/15/13	1,000	1,014,844

INSURANCE – 4.8%
Metropolitan Life Global Funding I (1) 5.13%, 4/10/13	1,000	984,688
New York Life Global Funding (1) 4.65%, 5/9/13	1,000	991,938

		1,976,626

MULTI-NATIONAL – 1.4%
European Investment Bank 3.13%, 7/15/11	600	594,424

SPECIAL PURPOSE BANK – 2.2%
Kreditanstalt Fur Wiederaufbauglobal 3.75%, 6/27/11	900	905,790

Total Corporate Debt Obligation (cost $6,579,107)		6,493,377

U.S. GOVERNMENT AGENCY OBLIGATIONS – 59.4%
Federal Home Loan Bank
3.13%, 6/10/11	1,155	1,140,453
3.88%, 12/10/10 (2)	3,500	3,538,510
4.50%, 10/9/09 (2)	4,000	4,076,992
Federal National Mortgage Association
4.68%, 6/15/11 (2)	1,900	1,957,897
5.00%, 8/1/20 (2)	1,000	988,750
United States Treasury Notes (2)
2.00%, 2/28/10	4,000	3,970,936
2.13%, 1/31/10	1,400	1,392,782
2.88%, 6/30/10	4,300	4,321,164
3.25%, 12/31/09	2,900	2,934,664
4.75%, 8/15/17	275	291,328

Total U.S. Government Agency Obligations (cost $24,612,135)		24,613,476

	Principal Amount (000)	Value

SHORT TERM INVESTMENTS – 22.5%
COMMERCIAL PAPER – 4.2%
Amstel Funding Corp. 2.77%, 9/5/08	$250	$248,610
Aspen Funding Corp. 2.64%, 9/5/08	250	248,610
Atlantis One Funding Corp. 2.65%, 9/5/08	250	248,610
Ciesco LLC 2.67%, 9/5/08	250	248,610
Falcon Asset Securities Co., LLC 2.58%, 9/5/08	250	248,595
Ranger Funding Co. LLC 2.58%, 9/5/08	250	248,610
Thames Asset Global Securities 2.65%, 9/9/08	250	248,596

		1,740,241

	Shares
MUTUAL FUNDS – 4.4%
SSGA Money Market Fund	1,824,457	1,824,457

	Principal Amount (000)
REPURCHASE AGREEMENT – 13.9%
State Street Bank and Trust Company 0.60%, 7/1/08 (collateralized by $5,680,000 Federal Home Loan, 4.375%, 09/17/10, with a value of $5,884,480 total to be received $5,765,096) (cost 5,765,000)	$5,765	5,765,000

Total Short Term Investments (cost $9,330,886)		9,329,698

TOTAL INVESTMENTS – 97.6%
(cost $40,522,128)		40,436,551
Other assets less liabilities – 2.4%		999,296

NET ASSETS – 100.0%		$41,435,847

(1)	Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008 these securities amounted to $1,976,626, representing 4.77% of net assets.
(2)	Security or a portion of the security has been designated as collateral for futures contracts.

See Notes to Financial Statements.

GOLDMAN SACHS SHORT DURATION FUND

PORTFOLIO OF OTHER FINANCIAL INSTRUMENTS
June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

At June 30, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Eurodollar Futures	12/15/08	20	4,826,993	4,841,000	14,007
Eurodollar Futures	9/15/08	6	1,458,545	1,456,050	(2,495)
10 Year U.S. Treasury Notes Futures	9/19/08	4	450,870	455,688	4,818
2 Year U.S. Treasury Notes Futures	9/30/08	37	7,796,941	7,814,515	17,574

Total unrealized appreciation					33,904

At June 30, 2008, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
U.S. Treasury Bond Futures	9/19/08	4	454,609	462,375	(7,766)
5 Year U.S. Treasury Notes Futures	9/30/08	64	7,043,345	7,075,500	(32,155)

Total unrealized depreciation					(39,921)

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Principal Amount (000)	Value

ASSET BACKED SECURITY – 0.3%
Midwest Generation LLC 8.56%, 1/2/16 (cost $17,719)	$17	$17,239

CORPORATE DEBT OBLIGATIONS – 84.4%
AUTOMOBILES & COMPONENTS – 1.3%
Hertz Corp./the 8.88%, 1/1/14 (3)	75	68,625

AUTOMOTIVE – 7.8%
Allison Transmission 11.00%, 11/1/15 (2)(3)	25	22,375
Arvinmeritor, Inc. 8.13%, 9/15/15 (3)	55	43,175
Cooper-Standard Automotive, Inc. 7.00%, 12/15/12 (3)	15	12,525
Ford Motor Credit Co.
5.63%, 10/1/08 (3)	30	29,491
5.70%, 1/15/10 (3)	15	12,798
7.00%, 10/1/13 (3)	40	29,456
7.38%, 10/28/09 (3)	10	9,108
General Motors Acceptance Corp. 3.95%, 9/23/08 (3)	20	19,696
6.75%, 12/1/14 (3)	70	46,231
General Motors Corp. 8.25%, 7/15/23 (2)(3)	60	34,950
Goodyear Tire & Rubber Co./the 7.86%, 8/15/11 (3)	50	49,687
9.00%, 7/1/15 (3)	20	19,950
Tenneco, Inc. 8.63%, 11/15/14 (3)	25	22,063
TRW Automotive, Inc. 7.25%, 3/15/17 (3)	50	42,000
United Rentals North America, Inc. 6.50%, 2/15/12 (3)	40	36,000

		429,505

BANKS – 3.6%
Bank of America Corp. 8.13%, 12/29/49 (1)(3)	25	23,631
Barclays Bank Plc 7.70%, 12/31/49 (1)(3)	50	50,421

	Principal Amount (000)	Value

Credito Italia 3.07%, 5/15/09 (1)(3)	$50	$49,932
RBS Capital Trust A 6.47%, 12/29/49 (3)	50	72,207

		196,191

BROKERAGE – 4.4%
Citigroup, Inc.
3.16%, 10/22/09 (1)(3)	25	24,692
5.50%, 4/11/13 (3)	25	24,399
8.40%, 4/29/49 (1)(3)	50	47,531
Goldman Sachs Group, Inc./the 6.75%, 10/1/37 (3)	40	36,590
Lehman Brothers Holdings, Inc.
6.88%, 5/2/18 (3)	25	24,203
7.50%, 5/11/38 (3)	25	23,189
Merrill Lynch & Co, Inc. MTN
4.97%, 5/12/10 (3)	25	24,603
6.88%, 4/25/18 (3)	25	23,793
Nuveen Investments, Inc. 10.50%, 11/15/15 (2)(3)	15	13,838

		242,838

CHEMICALS – 1.1%
Ineos Group Holdings 8.50%, 2/15/16 (2)(3)	50	32,875
Nalco Co. 8.88%, 11/15/13 (3)	25	25,625

		58,500

COMPUTER & PERIPHERALS – 2.0%
Aramark Corp. 6.37%, 2/1/15 (1)(3)	50	46,750
Sungard Data Systems, Inc. 9.13%, 8/15/13 (3)	65	65,650

		112,400

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Principal Amount (000)	Value

CONSUMER PRODUCTS – 0.9%
Mattel, Inc. 3.18%, 6/15/09 (1)(3)	$50	$49,956

CONSUMER SERVICES – 0.5%
Service Corp International 7.63%, 10/1/18 (3)	20	19,950
Wynn Las Vegas Capital Corp. 6.63%, 12/1/14 (3)	10	9,150

		29,100

CONTAINERS & GLASS – 0.8%
Berry Plastics Corp. 7.57%, 2/15/15 (2)(3)	45	43,087

ELECTRONICS – 1.0%
Celestica, Inc.
7.63%, 7/1/13 (3)	25	24,000
7.88%, 7/1/11 (3)	10	10,000
Sanmina-Sci Corp. 8.13%, 3/1/16 (3)	25	22,500

		56,500

ENTERTAINMENT – 0.4%
Harrah’s Operating Co., Inc. 10.75%, 2/1/16 (2)(3)	25	20,750

ENVIRONMENTAL SERVICES – 0.9%
Allied Waste North America, Inc. 7.25%, 3/15/15 (3)	25	24,938
Waste Management Inc 6.88%, 5/15/09	25	25,493

		50,431

FINANCIAL SERVICES – 1.3%
JP Morgan Chase & Co. 2.89%, 1/17/11 (1)(3)	50	49,166
Wachovia Corp. Global 2.83%, 6/1/10 (1)(3)	25	24,402

		73,568

	Principal Amount (000)	Value

FOOD, BEVERAGES & RESTAURANTS – 0.4%
Supervalu, Inc. 7.50%, 11/15/14 (3)	$20	$20,025

GAS & PIPELINE UTILITIES – 0.5%
Enterprise Products Operating LP 8.38%, 8/1/66 (1)(3)	25	24,993

HEALTH CARE – 5.7%
Community Health Systems, Inc. 8.88%, 7/15/15 (3)	80	80,500
Davita, Inc. 7.25%, 3/15/15 (3)	40	38,900
HCA, Inc.
9.13%, 11/15/14 (3)	25	25,562
9.25%, 11/15/16 (3)	135	139,050
9.63%, 11/15/16 (3)	15	15,450
Health Management Associates, Inc. 6.13%, 4/15/16 (3)	20	17,500

		316,962

HEALTH CARE – FACILITIES – 2.3%
Biomet, Inc.
10.38%, 10/15/17 (3)	10	10,600
11.63%, 10/15/17 (3)	110	116,600

		127,200

INSURANCE – 1.3%
American International Group, Inc. 8.18%, 5/15/58 (2)(3)	25	23,528
Metropolitan Life Global Funding 3.55%, 6/25/10 (1)(2)(3)	50	50,002

		73,530

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Principal Amount (000)	Value

MANUFACTURING DIVERSIFIED – 2.1%
Actuant Corp. 6.88%, 6/15/17 (3)	$15	$14,737
Bombardier, Inc. 8.00%, 11/15/14 (3)	100	102,500

		117,237

METALS – 1.4%
Freeport-McMoran Copper & Gold, Inc.
5.88%, 4/1/15 (3)	50	50,493
8.25%, 4/1/15 (3)	25	26,281

		76,774

MULTIMEDIA – 7.9%
Charter Communications Operating Capital LLC 8.38%, 4/30/14 (3)	90	85,275
CSC Holdings, Inc.
7.63%, 4/1/11 (3)	50	49,000
7.63%, 7/15/18 (3)	60	55,200
Dex Media West LLC, Series B 8.50%, 8/15/10 (3)	20	19,750
Dex Media, Inc. 8.00%, 11/15/13 (3)	25	18,250
DirecTV Holdings LLC 8.38%, 3/15/13 (3)	25	25,750
Echostar DBS Corp.
7.00%, 10/1/13 (3)	50	47,625
7.13%, 2/1/16 (3)	50	46,125
Quebecor Media, Inc. 7.75%, 3/15/16 (3)	45	41,850
RH Donnelley Corp.
8.88%, 1/15/16 (3)	25	15,000
8.88%, 10/15/17 (2)(3)	50	29,750

		433,575

OIL & GAS EQUIPMENT & SERVICES – 1.9%
Amerigas Partners LP 7.13%, 5/20/16 (3)	45	41,737
Cie Generale De Geophysique-Veritas 7.75%, 5/15/17 (3)	20	20,025
Ferrellgas Partners LP 8.75%, 6/15/12 (3)	25	24,500

	Principal Amount (000)	Value

Suburban Propane Partners LP 6.88%, 12/15/13 (3)	$20	$18,900

		105,162

PAPER PRODUCTS – 2.8%
Georgia-Pacific LLC
7.25%, 6/1/28 (3)	10	8,350
8.00%, 1/15/24 (3)	95	87,875
Verso Paper Holdings LLC
6.62%, 8/1/14 (1)(3)	15	13,800
9.13%, 8/1/14 (3)	20	19,550
Weyerhaeuser Co. 3.80%, 9/24/09 (1)	25	24,711

		154,286

PIPELINES – 1.6%
Colorado Interstate Gas Co. 5.95%, 3/15/15 (3)	20	19,590
Dynegy Holdings, Inc.
6.88%, 4/1/11 (3)	20	19,775
7.50%, 6/1/15 (3)	20	18,450
NGPL Pipeco LLC 7.12%, 12/15/17 (2)(3)	30	30,662

		88,477

REFINING – 4.0%
Chesapeake Energy Corp. 6.88%, 1/15/16 (3)	60	57,900
Mariner Energy, Inc. 8.00%, 5/15/17 (3)	15	14,513
Opti Canada, Inc. 8.25%, 12/15/14 (3)	15	14,925
Petrohawk Energy Corp 7.88%, 6/1/15 (2)(3)	25	24,406
Sandridge Energy, Inc.
8.00%, 6/1/18 (2)	10	10,050
8.63%, 4/1/15 (2)(3)	70	71,750
Semgroup LP 8.75%, 11/15/15 (3)	30	29,100

		222,644

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Principal Amount (000)	Value

REITS – 0.5%
Ventas Realty LP/Ventas Capital Corp.
6.75%, 6/1/10 (3)	$20	$19,900
6.75%, 4/1/17 (3)	10	9,600

		29,500

RESTAURANTS – 0.2%
NPC International, Inc. 9.50%, 5/1/14 (3)	15	12,975

RETAIL – 0.7%
New Albertsons, Inc. 7.75%, 6/15/26	40	39,228

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 1.4%
Freescale Semiconductor, Inc. 8.88%, 12/15/14 (3)	40	32,500
Sensata Technologies BV 8.00%, 5/1/14 (3)	50	46,000

		78,500

SOFTWARE – 1.1%
First Data Corp. 9.88%, 9/24/15 (2)(3)	70	60,900

SPECIAL PURPOSE ENTITY – 4.2%
El Paso Performance-Linked Trust 7.75%, 7/15/11 (3)	75	75,558
NSG Holdings LLC 7.75%, 12/15/25 (2)(3)	30	29,550
Santander Perpetual Sa Unipersonal 6.67%, 10/29/49 (3)	100	96,606
Universal City Development Partners 11.75%, 4/1/10 (3)	20	20,550
Universal City Florida Holding Co. 7.62%, 5/1/10 (1)(3)	10	9,650

		231,914

	Principal Amount (000)	Value

TELECOMMUNICATIONS – 10.7%
Cincinnati Bell, Inc. 7.00%, 2/15/15 (3)	$20	$18,650
Citizens Communications Co. 6.63%, 3/15/15 (3)	65	58,987
Nordic Telephone Co. Holdings 8.88%, 5/1/16 (2)(3)	75	73,500
Nortel Networks Ltd
6.96%, 7/15/11 (1)(3)	60	56,700
10.13%, 7/15/13 (3)	25	24,438
Qwest Capital Funding, Inc.
7.25%, 2/15/11 (3)	80	77,600
7.90%, 8/15/10 (3)	25	24,938
Qwest Communications International, Inc. 7.50%, 2/15/14 (3)	25	23,750
Rural Cellular Corp 9.88%, 2/1/10 (3)	20	20,350
Sprint Nextel Corp. 6.00%, 12/1/16 (3)	45	38,700
Superior Essex Communications LLC 9.00%, 4/15/12 (3)	25	25,500
Telesat Canada LLC 11.00%, 11/1/15 (2)	25	23,375
Time Warner Telecom Holdings, Inc. 9.25%, 2/15/14 (3)	20	20,450
West Corp. 9.50%, 10/15/14 (3)	35	31,500
Windstream Corp. 8.63%, 8/1/16 (3)	75	74,812

		593,250

TOBACCO – 0.4%
Reynolds American, Inc. 7.75%, 6/1/18 (3)	20	20,944

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Principal Amount (000)	Value

UTILITIES – 7.3%
Aes Corp/the 8.88%, 2/15/11 (3)	$20	$20,700
Edison Mission Energy 7.20%, 5/15/19 (3)	50	46,625
Energy Future Holdings Corp. 10.88%, 11/1/17 (3)	35	35,350
11.25%, 11/1/17 (3)	25	24,937
Intergen 9.00%, 6/30/17 (2)(3)	75	77,625
Ipalco Enterprises, Inc. 7.25%, 4/1/16 (2)(3)	40	39,400
NRG Energy, Inc.
7.38%, 2/1/16 (3)	20	18,825
7.38%, 1/15/17 (3)	75	70,875
Texas Competitive Electric Holdings Co. LLC
10.25%, 11/1/15 (3)	45	44,100
10.50%, 11/1/16 (3)	25	24,188

		402,625

Total Corporate Debt Obligation (cost $4,787,399)		4,662,152

	Shares
CONVERTIBLE PREFERRED STOCK – 0.4%
AUTOMOTIVE – 0.3%
General Motors Corp. 5.25%, 3/6/32 (3)	1,200	16,440

	Principal Amount (000)	Value

INSURANCE – 0.1%
American International Group, Inc. 8.50%, 8/1/11 (3)	$100	$5,929

Total Convertible Preferred Stock (cost $27,578)		22,369

SHORT TERM INVESTMENTS – 12.5%
COMMERCIAL PAPER – 8.1%
Bank Scotland Plc 2.66%, 7/8/08	100	99,948
Calyon North America 2.49%, 7/8/08 (3)	100	99,952
Societe Generale North America 2.65%, 8/6/08 (3)	100	99,735
UBS AG Stamford 3.06%, 3/17/09 (3)	50	49,873
UBS Finance 2.65%, 9/10/08 (3)	100	99,456

		448,964

	Shares
MUTUAL FUNDS – 4.4%
SSGA Money Market Fund	243,784	243,784

Total Short Term Investments (cost $692,763)		692,748

TOTAL INVESTMENTS – 97.6%
(cost $5,525,458)		5,394,508
Other assets less liabilities – 2.4%		130,270

NET ASSETS – 100.0%		$5,524,778

(1)	Variable rate security. The interest rate shown reflects the rate in effect as of June 30, 2008.
(2)	Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008 these securities amounted to $712,373, representing 12.89% of net assets.
(3)	Security or a portion of the security has been designated as collateral for written options, futures, credit default swaps and/or interest rate swaps.
MTN	Medium Term Note

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF OTHER FINANCIAL INSTRUMENTS
June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

At June 30, 2008, open written options contracts were as follows:

Call Options	Expiration Date	Strike Price	Number of Contracts	Value ($)
10 Yr U.S. Treasury Notes Futures	8/22/08	117.00	5	1,719
(Written Option Premium $4,675)

Put Options	Expiration Date	Strike Price	Number of Contracts	Value ($)
10 Yr U.S. Treasury Notes Futures	8/22/08	113.00	5	4,453
(Written Option Premium $5,542)

At June 30, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Sterling Futures	9/16/09	1	234,243	233,546	(697)
Sterling Futures	3/18/09	1	233,994	233,434	(560)
Eurodollar Futures	3/16/09	1	241,112	241,700	588
Eurodollar Futures	6/15/09	1	240,650	241,175	525

Total unrealized depreciation					(144)

At June 30, 2008, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
30 Year US Treasury Note Futures	9/19/08	1	115,938	115,594	344

Total unrealized appreciation					344

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF OTHER FINANCIAL INSTRUMENTS (Continued)
June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

At June 30, 2008, outstanding credit default swap contracts were as follows:

Counterparty	Reference Entity	Buy/Sell Protection (1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount (000)	Unrealized Appreciation/ (Depreciation) ($)
Goldman Sachs International	GMAC LLC	Sell	5.00%	6/20/2009	10	(420)
Deutsche Bank AG.	GMAC LLC	Sell	5.00%	3/20/2012	60	(6,231)
Lehman Brothers, Inc.	Station Casinos	Sell	5.00%	6/20/2012	25	(969)
Lehman Brothers, Inc.	LCDX-9 High Yield	Sell	2.25%	12/20/2012	200	8,866
Goldman Sachs & Co.	Reliant Energy	Sell	3.85%	9/20/2013	60	(911)
Citibank NA	Dynegy Sr.	Sell	4.40%	9/20/2013	50	(608)

Total unrealized depreciation						(273)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances, take delivery of the security. As a buyer of protection, the Fund will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit event occurs.

At June 30, 2008, outstanding interest rate swap agreements were as follows:

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000)	Unrealized Appreciation/ (Depreciation) ($)
Bank of America NA	3-Month USD-LIBOR	Pay	5.00%	12/17/2038	100	(3,489)
Citibank NA	3-Month USD-LIBOR	Receive	4.00%	12/17/2013	1,900	(6,475)
Bank of America NA	3-Month USD-LIBOR	Pay	5.00%	12/17/2028	100	(1,401)
Barclays Capital, Inc.	3-Month USD-LIBOR	Pay	5.00%	12/17/2038	400	(9,660)

Total unrealized depreciation						(21,025)

LIBOR: Represents the London InterBank Offered Rate

At June 30, 2008, open forward foreign currency exchange contracts were as follows:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation) ($)
USD	25,000	BRL	43,500	12/2/2008	1,309
EUR	52,000	USD	8,0931	7/24/2008	(850)
GBP	2,000	USD	3,936	8/11/2008	(32)
GBP	1,000	USD	1,982	8/11/2008	(2)
JPY	324,000	USD	3,006	7/28/2008	(50)
USD	20,000	MYR	64,590	11/12/2008	(211)
USD	20,000	PHP	873,600	8/22/2008	(610)
USD	25,000	RUB	606,875	5/6/2009	485
USD	20,000	SGD	27,206	11/21/2008	123

Total unrealized appreciation					162

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Investment Grade Bond Fund	Money Market Fund	Global Real Estate Fund	Davis Venture Value Fund	Oppenheimer Main Street Small Cap Fund	Oppenheimer Large Cap Core Fund
ASSETS
Investments, at value
Securities	$63,150,626	$142,590,445	$243,318,430	$88,530,984	$188,784,931	$11,717,311
Repurchase Agreements	—	—	—	8,401,000	—	—

Total Investments	63,150,626	142,590,445	243,318,430	96,931,984	188,784,931	11,717,311
Cash	90,235	1,859	—	1,435	175	—
Foreign currency, at value	—	—	216	—	—	—
Interest and dividends receivable	583,629	6,944	1,353,892	95,057	122,731	22,848
Receivable for Fund shares sold	20,695	81,485	81,433	1,189,690	405,116	5,019
Receivable for investments sold	—	—	5,206,552	2,798	8,817,039	91,791
Receivable due from Adviser	7,355	2,066	—	—	11,331	7,865
Other assets	3,243	6,024	11,897	4,236	9,845	656

Total Assets	63,855,783	142,688,823	249,972,420	98,225,200	198,151,168	11,845,490

LIABILITIES
Payable for investments purchased - regular delivery	444,980	—	7,401,245	1,376,511	4,760,959	57,444
Payable for Fund shares redeemed	34,011	532,858	97,278	24,988	119,688	593
Adviser fee payable	—	—	79,670	22,263	—	—
Trustees fees payable	599	629	654	—	—	84
Accrued expenses and other liabilities	51,882	59,258	135,957	58,229	143,779	33,462
Notes payable	—	—	—	—	2,728,000	—

Total Liabilities	531,472	592,745	7,714,804	1,481,991	7,752,426	91,583

NET ASSETS	$63,324,311	$142,096,078	$242,257,616	$96,743,209	$190,398,742	$11,753,907

COMPOSITION OF NET ASSETS
Paid-in Capital	$66,486,025	$142,096,285	$223,402,011	$87,326,842	$207,094,701	$13,983,497
Accumulated undistributed (distributions in excess of) net investment income (loss)	32,769	—	12,068,676	991,390	(8,340)	61,097
Accumulated net realized gain (loss) on investments, futures, written options, swaps and foreign currency related transactions	89,478	(207)	29,072,101	997,268	(8,810,851)	(1,417,920)
Net unrealized appreciation (depreciation) of investments, futures, written options, swaps and foreign currency related transactions	(3,283,961)	—	(22,285,172)	7,427,709	(7,876,768)	(872,767)

	$63,324,311	$142,096,078	$242,257,616	$96,743,209	$190,398,742	$11,753,907

Initial Class
Net Assets	$36,420,851	$130,135,556	$73,724,536	$41,780,173	$59,811,569	$4,484,473
Share of Beneficial Interest	3,955,660	130,136,943	4,119,012	3,427,832	5,092,429	483,254
Net asset value per share	$9.21	$1.00	$17.90	$12.19	$11.75	$9.28

Service Class
Net Assets	$26,903,460	$11,960,522	$168,533,080	$54,963,036	$130,587,173	$7,269,434
Share of Beneficial Interest	2,901,206	11,960,522	8,747,327	4,525,686	11,245,935	765,280
Net asset value per share	$9.27	$1.00	$19.27	$12.14	$11.61	$9.50

Investment in securities, at cost	$66,434,587	$142,590,445	$265,602,179	$89,504,360	$196,661,699	$12,590,078

Foreign currency, at cost	$—	$—	$216	$—	$—	$—

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued) June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	FI Large Cap Growth Fund	Blue Chip Mid Cap Fund	Lord Abbett Growth & Income Fund	Goldman Sachs Mid Cap Value Fund	Goldman Sachs Short Duration Fund	PIMCO High Yield Fund
ASSETS
Investments, at value
Securities	$73,194,538	$89,551,820	$2,778,573	$5,421,067	$34,671,551	$5,394,508
Repurchase Agreements	—	925,000	—	—	5,765,000	—

Total Investments	73,194,538	90,476,820	2,778,573	5,421,067	40,436,551	5,394,508
Cash	279,367	628	90,517	—	75	80,633
Foreign currency, at value	—	—	—	—	—	5,126
Margin deposits with broker	—	—	—	—	26,730	20,200
Interest and dividends receivable	73,931	49,973	2,477	9,209	176,533	49,505
Receivable for Fund shares sold	—	395,061	22,403	83,453	886,929	74,986
Receivable for investments sold	1,805,534	524,260	29,628	374,703	—	—
Unrealized appreciation on swaps	—	—	—	—	—	8,866
Unrealized appreciation on forward currency contracts	—	—	—	—	—	162
Receivable due from Adviser	—	—	12,031	7,353	—	11,579
Other assets	7,374	3,607	412	618	2,717	672

Total Assets	75,360,744	91,450,349	2,936,041	5,896,403	41,529,535	5,646,237

LIABILITIES
Payable for investments purchased - regular delivery	1,521,103	801,378	49,958	525,073	—	84,243
Payable for Fund shares redeemed	216,685	70,852	26,931	65,007	59,783	—
Adviser fee payable	16,628	23,387	—	—	22,027	—
Futures variation margin payable	—	—	—	—	5,138	297
Options written (Premium $0, $0, $0, $0, $0, $10,217)	—	—	—	—	—	6,172
Trustees fees payable	566	—	—	—	—	—
Accrued expenses and other liabilities	53,914	55,274	512	629	6,740	583
Unrealized depreciation on swaps	—	—	—	—	—	30,164

Total Liabilities	1,808,896	950,891	77,401	590,709	93,688	121,459

NET ASSETS	$73,551,848	$90,499,458	$2,858,640	$5,305,694	$41,435,847	$5,524,778

COMPOSITION OF NET ASSETS
Paid-in Capital	$84,474,284	$66,539,887	$3,035,959	$5,319,148	$41,636,891	$5,584,611
Accumulated undistributed (distributions in excess of) net investment income (loss)	67,944	146,546	8,155	13,441	(2)	(12,106)
Accumulated net realized gain (loss) on investments, futures, written options, swaps and foreign currency related transactions	(10,333,730)	19,360,694	(106)	82,218	(109,448)	99,963
Net unrealized appreciation (depreciation) of investments, futures, written options, swaps and foreign currency related transactions	(656,650)	4,452,331	(185,368)	(109,113)	(91,594)	(147,690)

	$73,551,848	$90,499,458	$2,858,640	$5,305,694	$41,435,847	$5,524,778

Initial Class
Net Assets	$47,343,397	$73,199,050	$1,219,905	$2,403,953	$3,565,386	$1,530,771
Share of Beneficial Interest	5,176,770	4,214,730	128,269	232,589	360,999	152,826
Net asset value per share	$9.15	$17.37	$9.51	$10.34	$9.88	$10.02

Service Class
Net Assets	$26,208,451	$17,300,408	$1,638,735	$2,901,741	$37,870,461	$3,994,007
Share of Beneficial Interest	2,874,146	996,717	172,450	280,978	3,835,232	398,726
Net asset value per share	$9.12	$17.36	$9.50	$10.33	$9.87	$10.02

Investment in securities, at cost	$73,851,188	$86,024,523	$2,963,941	$5,530,180	$40,522,128	$5,525,458

Foreign currency, at cost	$—	$—	$—	$—	$—	$5,098

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	Investment Grade Bond Fund	Money Market Fund	Global Real Estate Fund	Davis Venture Value Fund	Oppenheimer Main Street Small Cap Fund	Oppenheimer Large Cap Core Fund
INVESTMENT INCOME
Interest	$2,078,502	$2,208,207	$171,713	$41,975	$11,991	$5,011
Dividends (net of foreign withholding taxes of $0; $0; $112,524; $7,379; $679 and $0, respectively)	—	—	5,668,927	656,818	863,997	120,784

Total investment income	2,078,502	2,208,207	5,840,640	698,793	875,988	125,795

EXPENSES
Investment advisory fee	197,059	338,460	1,214,090	309,517	734,167	43,083
Distribution fee (Service Class)	34,131	6,175	217,974	44,968	148,843	9,304
Custody and fund accounting	43,961	38,492	52,442	48,115	217,274	31,230
Audit	24,338	17,153	25,403	18,303	21,623	23,107
Legal	26,198	50,556	96,983	32,255	74,629	4,532
Printing	9,499	14,095	54,026	6,944	26,948	914
Administration	32,169	58,962	106,980	38,421	78,345	11,493
Transfer agency	5,009	5,520	6,881	4,613	4,784	5,030
Trustees fees	5,107	10,003	18,525	5,673	12,506	886
Insurance	4,655	9,604	18,556	5,546	10,696	965
Miscellaneous fees	1,772	1,376	4,535	1,946	3,206	1,046

Total expenses	383,898	550,396	1,816,395	516,301	1,333,021	131,590

Less: Reduction of advisory fees or unified management fees	(103,444)	(205,761)	(192,632)	(99,912)	(266,468)	(43,083)
Reimbursement of operating expenses	—	—	—	—	—	(23,809)

Net expenses	280,454	344,635	1,623,763	416,389	1,066,553	64,698

Net investment income (loss)	1,798,048	1,863,572	4,216,877	282,404	(190,565)	61,097

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	141,842	(27)	13,160,634	432,995	(14,286,630)	(1,414,120)
Foreign currency related transactions	—	—	27,712	(1,057)	—	—

Net realized gain (loss)	141,842	(27)	13,188,346	431,938	(14,286,630)	(1,414,120)

Change in unrealized appreciation (depreciation) on:
Investments	(2,133,447)	—	(22,556,777)	(10,922,569)	(2,956,127)	(494,271)
Foreign currency related transactions	—	—	(1,423)	(17)	38	—

Change in unrealized appreciation (depreciation)	(2,133,447)	—	(22,558,200)	(10,922,586)	(2,956,089)	(494,271)

Net realized and unrealized loss	(1,991,605)	(27)	(9,369,854)	(10,490,648)	(17,242,719)	(1,908,391)

Increase (Decrease) in Net Assets From Operations	$(193,557)	$1,863,545	$(5,152,977)	$(10,208,244)	$(17,433,284)	$(1,847,294)

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (Continued) For the Six Months Ended June 30, 2008 (Unaudited)	Sun Capital Advisers Trust

	FI Large Cap Growth Fund	Blue Chip Mid Cap Fund	Lord Abbett Growth & Income Fund*	Goldman Sachs Mid Cap Value Fund*	Goldman Sachs Short Duration Fund*	PIMCO High Yield Fund*
INVESTMENT INCOME
Interest	$3,389	$30,279	$1,173	$2,495	$143,603	$80,914
Dividends (net of foreign withholding taxes of $0; $1,575; $66; $0; $0 and $0, respectively)	425,527	378,856	15,060	26,636	—	—

Total investment income	428,916	409,135	16,233	29,131	143,603	80,914

EXPENSES
Investment advisory fee	301,532	328,367	—	—	—	—
Unified management fee	—	—	6,995	13,690	43,851	10,166
Distribution fee (Service Class)	35,319	6,618	1,083	1,870	15,147	2,159
Custody and fund accounting	41,770	56,916	—	—	—	—
Audit	19,378	21,960	—	—	—	—
Legal	29,858	30,868	32	52	270	54
Printing	5,925	9,500	—	—	—	—
Administration	37,749	36,521	—	—	—	—
Transfer agency	12,341	3,906	—	—	—	—
Trustees fees	6,065	5,656	48	78	405	81
Insurance	5,335	6,761	—	—	—	—
Miscellaneous fees	2,476	2,233	—	—	—	—

Total expenses	497,748	509,306	8,158	15,690	59,673	12,460

Less: Reduction of advisory fees or unified management fees	(136,776)	(92,229)	(80)	—	(675)	(136)

Net expenses	360,972	417,077	8,078	15,690	58,998	12,324

Net investment income (loss)	67,944	(7,942)	8,155	13,441	84,605	68,590

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(8,064,812)	967,989	(106)	65,356	(104,249)	9,839
Options	—	—	—	—	—	(117)
Futures	—	—	—	16,862	(5,199)	(1,021)
Swaps	—	—	—	—	—	91,745
Foreign currency related transactions	—	(2,018)	—	—	—	(483)

Net realized gain (loss)	(8,064,812)	965,971	(106)	82,218	(109,448)	99,963

Change in unrealized appreciation (depreciation) on:
Investments	(5,290,503)	(3,833,368)	(185,368)	(109,113)	(85,577)	(130,950)
Written Options	—	—	—	—	—	4,045
Futures	—	—	—	—	(6,017)	200
Swaps	—	—	—	—	—	(21,298)
Foreign currency related transactions	—	355	—	—	—	313

Change in unrealized appreciation (depreciation)	(5,290,503)	(3,833,013)	(185,368)	(109,113)	(91,594)	(147,690)

Net realized and unrealized loss	(13,355,315)	(2,867,042)	(185,474)	(26,895)	(201,042)	(47,727)

Increase (Decrease) in Net Assets From Operations	$(13,287,371)	$(2,874,984)	$(177,319)	$(13,454)	$(116,437)	$20,863

*	For the period March 7, 2008 (commencement of operations) to June 30, 2008.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
Sun Capital Advisers Trust

	Investment Grade Bond Fund		Money Market Fund		Global Real Estate Fund
	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,798,048	$3,103,552	$1,863,572	$6,151,415	$4,216,877	$6,876,030
Net realized gain (loss) from investments, options, futures contracts, swap contracts, and foreign currency transactions	141,842	2,464	(27)	(3)	13,188,346	15,613,636
Net increase (decrease) in unrealized appreciation (depreciation) on investments, options, futures contracts, swap contracts, and translation of assets and liabilities in foreign currencies	(2,133,447)	(847,401)	—	—	(22,558,200)	(59,117,636)

Net increase (decrease) in net assets resulting from operations	(193,557)	2,258,615	1,863,545	6,151,412	(5,152,977)	(36,627,970)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	(1,060,616)	(2,262,262)	(1,811,090)	(6,083,138)	—	(1,516,434)
Service Class	(721,274)	(876,489)	(52,482)	(68,277)	—	(1,811,254)
Net realized gain on investments:
Initial Class	—	—	—	—	—	(12,628,394)
Service Class	—	—	—	—	—	(18,059,353)

Net decrease in net assets from distributions	(1,781,890)	(3,138,751)	(1,863,572)	(6,151,415)	—	(34,015,435)

SHARE TRANSACTIONS
Net proceeds from sales	6,745,262	24,231,512	42,207,537	69,745,250	11,036,103	107,443,210
Net proceeds from reinvestment of distributions	1,781,890	3,138,703	1,863,438	6,151,347	—	34,015,435
Cost of shares redeemed	(9,382,754)	(14,913,723)	(32,826,342)	(66,483,696)	(24,132,023)	(38,459,918)

Net increase (decrease) in net assets from share transactions	(855,602)	12,456,492	11,244,633	9,412,901	(13,095,920)	102,998,727

Total increase (decrease) in net assets	(2,831,049)	11,576,356	11,244,606	9,412,898	(18,248,897)	32,355,322
NET ASSETS
Beginning of period	66,155,360	54,579,004	130,851,472	121,438,574	260,506,513	228,151,191

End of period†	$63,324,311	$66,155,360	$142,096,078	$130,851,472	$242,257,616	$260,506,513

SHARES OF BENEFICIAL INTEREST
Shares sold	709,680	2,525,592	42,207,537	69,745,250	561,798	4,580,162
Shares issued to shareholders from reinvestment of distributions	189,520	328,554	1,863,438	6,151,347	—	1,683,947
Shares redeemed	(998,138)	(1,565,396)	(32,826,342)	(66,483,696)	(1,291,372)	(1,671,440)

Net increase (decrease)	(98,938)	1,288,750	11,244,633	9,412,901	(729,574)	4,592,669

† Accumulated undistributed net investment income	$32,769	$16,611	$—	$—	$12,068,676	$7,851,799

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
Sun Capital Advisers Trust

	Davis Venture Value Fund		Oppenheimer Main Street Small Cap Fund		Oppenheimer Large Cap Core Fund
	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$282,404	$712,087	$(190,565)	$231,068	$61,097	$101,795
Net realized gain (loss) from investments, options, futures contracts, swap contracts, and foreign currency transactions	431,938	2,336,914	(14,286,630)	5,711,348	(1,414,120)	867,392
Net decrease in unrealized appreciation (depreciation) on investments, options, futures contracts, swap contracts, and translation of assets and liabilities in foreign currencies	(10,922,586)	(783,487)	(2,956,089)	(12,600,394)	(494,271)	(1,832,135)

Net increase (decrease) in net assets resulting from operations	(10,208,244)	2,265,514	(17,433,284)	(6,657,978)	(1,847,294)	(862,948)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	—	(323,114)	—	—	—	(49,720)
Service Class	—	(72,502)	—	—	—	(48,698)
Net realized gain on investments:
Initial Class	—	—	—	(9,223,990)	—	(368,681)
Service Class	—	—	—	(7,562,789)	—	(500,968)

Net decrease in net assets from distributions	—	(395,616)	—	(16,786,779)	—	(968,067)

SHARE TRANSACTIONS
Net proceeds from sales	33,627,586	33,199,463	42,836,725	118,435,652	1,168,878	5,510,262
Net proceeds from reinvestment of distributions	—	395,616	—	16,786,779	—	968,067
Cost of shares redeemed	(7,300,976)	(16,305,872)	(13,122,692)	(20,899,911)	(919,657)	(2,740,114)

Net increase in net assets from share transactions	26,326,610	17,289,207	29,714,033	114,322,520	249,221	3,738,215

Total increase (decrease) in net assets	16,118,366	19,159,105	12,280,749	90,877,763	(1,598,073)	1,907,200
NET ASSETS
Beginning of period	80,624,843	61,465,738	178,117,993	87,240,230	13,351,980	11,444,780

End of period†	$96,743,209	$80,624,843	$190,398,742	$178,117,993	$11,753,907	$13,351,980

SHARES OF BENEFICIAL INTEREST
Shares sold	2,609,215	2,407,739	3,639,547	8,108,313	117,791	437,000
Shares issued to shareholders from reinvestment of distributions	—	29,378	—	1,270,656	—	88,601
Shares redeemed	(568,904)	(1,191,863)	(1,104,582)	(1,385,457)	(92,157)	(218,665)

Net increase	2,040,311	1,245,254	2,534,965	7,993,512	25,634	306,936

† Accumulated undistributed (distributions in excess of) net investment income (loss)	$991,390	$708,986	$(8,340)	$182,225	$61,097	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
Sun Capital Advisers Trust

	FI Large Cap Growth Fund		Blue Chip Mid Cap Fund
	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$67,944	$(63,576)	$(7,942)	$(162,986)
Net realized gain (loss) from investments, options, futures contracts, swap contracts, and foreign currency transactions	(8,064,812)	(1,854,436)	965,971	18,951,633
Net increase (decrease) in unrealized appreciation (depreciation) on investments, options, futures contracts, swap contracts, and translation of assets and liabilities in foreign currencies	(5,290,503)	4,484,369	(3,833,013)	(4,881,922)

Net increase (decrease) in net assets resulting from operations	(13,287,371)	2,566,357	(2,874,984)	13,906,725

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	—	—	—	(1,028,183)
Service Class	—	—	—	—
Net realized gain on investments:
Initial Class	—	(157,990)	—	(15,554,509)
Service Class	—	(83,653)	—	—

Net decrease in net assets from distributions	—	(241,643)	—	(16,582,692)

SHARE TRANSACTIONS
Net proceeds from sales	2,130,327	4,731,411	20,110,037	4,709,517
Subscriptions in-kind	—	115,803,403	—	—
Net proceeds from reinvestment of distributions	—	241,643	—	16,582,692
Cost of shares redeemed	(11,035,142)	(31,166,663)	(12,173,511)	(27,810,794)

Net increase (decrease) in net assets from share transactions	(8,904,815)	89,609,794	7,936,526	(6,518,585)

Total increase (decrease) in net assets	(22,192,186)	91,934,508	5,061,542	(9,194,552)
NET ASSETS
Beginning of period	95,744,034	3,809,526	85,437,916	94,632,468

End of period†	$73,551,848	$95,744,034	$90,499,458	$85,437,916

SHARES OF BENEFICIAL INTEREST
Shares sold	225,777	454,371	1,166,884	229,932
Shares issues in-kind	—	11,102,915	—	—
Shares issued to shareholders from reinvestment of distributions	—	22,833	—	940,595
Shares redeemed	(1,169,456)	(2,967,393)	(717,847)	(1,380,043)

Net increase (decrease)	(943,679)	8,612,726	449,037	(209,516)

† Accumulated undistributed net investment income	$67,944	$—	$146,546	$154,488

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
Sun Capital Advisers Trust

	Lord Abbett Growth & Income Fund	Goldman Sachs Mid Cap Value Fund	Goldman Sachs Short Duration Fund	PIMCO High Yield Fund
	Six Months Ended June 30, 2008* (Unaudited)	Six Months Ended June 30, 2008* (Unaudited)	Six Months Ended June 30, 2008* (Unaudited)	Six Months Ended June 30, 2008* (Unaudited)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$8,155	$13,441	$84,605	$68,590
Net realized gain (loss) from investments, options, futures contracts, swap contracts, and foreign currency transactions	(106)	82,218	(109,448)	99,963
Net decrease in unrealized appreciation (depreciation) on investments, options, futures contracts, swap contracts, and translation of assets and liabilities in foreign currencies	(185,368)	(109,113)	(91,594)	(147,690)

Net increase (decrease) in net assets resulting from operations	(177,319)	(13,454)	(116,437)	20,863

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	—	—	(9,091)	(28,991)
Service Class	—	—	(75,516)	(51,705)

Net decrease in net assets from distributions	—	—	(84,607)	(80,696)

SHARE TRANSACTIONS
Net proceeds from sales	1,087,510	2,828,439	38,227,858	2,583,074
Net proceeds from reinvestment of distributions	—	—	84,607	80,696
Cost of shares redeemed	(51,551)	(509,291)	(675,574)	(79,159)

Net increase in net assets from share transactions	1,035,959	2,319,148	37,636,891	2,584,611

Total increase in net assets	858,640	2,305,694	37,435,847	2,524,778
NET ASSETS
Beginning of period**	2,000,000	3,000,000	4,000,000	3,000,000

End of period†	$2,858,640	$5,305,694	$41,435,847	$5,524,778

SHARES OF BENEFICIAL INTEREST
Shares sold	106,044	261,083	3,856,203	251,359
Shares issued to shareholders from reinvestment of distributions	—	—	8,560	7,878
Shares redeemed	(5,325)	(47,516)	(68,532)	(7,685)

Net increase	100,719	213,567	3,796,231	251,552

† Accumulated undistributed (distributions in excess of) net investment income (loss)	$8,155	$13,441	$(2)	$(12,106)

*	For the period March 7, 2008 (commencement of operations) to June 30, 2008 (unaudited).
**	Amount represents initial seed investment.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Investment Grade Bond Fund Initial Class Shares						Investment Grade Bond Fund Service Class Shares
	Years Ended December 31,						Years Ended December 31,
	2008**	2007	2006	2005	2004	2003	2008**	2007	2006	2005	2004*
Net Asset Value, Beginning of Period	$9.48	$9.62	$9.72	$10.09	$10.02	$9.63	$9.55	$9.69	$9.79	$10.16	$10.09

Income (Loss) from Investment Operations:
Net investment income (d)	0.26	0.49	0.50	0.46	0.48	0.52	0.25	0.47	0.47	0.44	0.42
Net realized and unrealized gain (loss) on investments	(0.27)	(0.14)	0.00 (e)	(0.27)	0.14	0.39	(0.28)	(0.14)	0.01	(0.27)	0.07

Total from Investment Operations	(0.01)	0.35	0.50	0.19	0.62	0.91	(0.03)	0.33	0.48	0.17	0.49

Less Distributions from:
Net investment income	(0.26)	(0.49)	(0.47)	(0.47)	(0.48)	(0.52)	(0.25)	(0.47)	(0.45)	(0.44)	(0.42)
In excess of net investment income	—	—	—	—	—	—	—	—	—	—	—
Net realized gain on investments	—	—	(0.11)	(0.09)	(0.07)	—	—	—	(0.11)	(0.10)	—
In excess of net realized gain on investments	—	—	—	—	—	—	—	—	—	—	—
Capital	—	—	(0.02)	—	—	—	—	—	(0.02)	—	—

Total distributions	(0.26)	(0.49)	(0.60)	(0.56)	(0.55)	(0.52)	(0.25)	(0.47)	(0.58)	(0.54)	(0.42)

Net Asset Value, End of Period	$9.21	$9.48	$9.62	$9.72	$10.09	$10.02	$9.27	$9.55	$9.69	$9.79	$10.16

Total Return (b)	(0.14)%	3.75%	5.39%	1.96%	6.42%	9.63%	(0.35)%	3.51%	5.13%	1.73%	5.03%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$36,421	$40,696	$45,186	$53,630	$57,619	$66,335	$26,903	$25,460	$9,393	$3,612	$704
Ratios to average net assets:
Net expenses (a)(c)(d)	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	1.00%	1.00%	1.00%	1.00%	1.00%
Gross expenses (a)(d)	1.06%	1.00%	1.06%	1.03%	0.98%	0.88%	1.32%	1.24%	1.31%	1.28%	1.26%
Net investment income (a)(c)(d)	5.58%	5.10%	5.14%	4.72%	4.81%	5.22%	5.33%	4.89%	5.06%	4.48%	4.58%
Portfolio turnover rate	21%	46%	55%	55%	66%	57%	21%	46%	55%	55%	66%

*	For the period from February 1, 2004 (Commencement of Operations – Service Class Shares) through December 31, 2004.
**	For the six months ended June 30, 2008 (Unaudited).
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expenses reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Money Market Fund Initial Class Shares						Money Market Fund Service Class Shares
	Years Ended December 31,						Years Ended December 31,
	2008**	2007	2006	2005	2004	2003	2008**	2007	2006	2005*
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income (Loss) from Investment Operations:
Net investment income (d)	0.01	0.05	0.05	0.03	0.01	0.01	0.01	0.05	0.04	0.02
Net realized and unrealized gain (loss) on investments	0.00 (e)	0.00 (e)	—	—	—	—	0.00 (e)	—	—	—

Total from Investment Operations	0.01	0.05	0.05	0.03	0.01	0.01	0.01	0.05	0.04	0.02

Less Distributions from:
Net investment income	(0.01)	(0.05)	(0.05)	(0.03)	(0.01)	(0.01)	(0.01)	(0.05)	(0.04)	(0.02)
In excess of net investment income	—	—	—	—	—	—	—	—	—	—
Net realized gain on investments	—	—	—	—	—	—	—	—	—	—
In excess of net realized gain on investments	—	—	—	—	—	—	—	—	—	—
Capital	—	—	—	—	—	—	—	—	—	—

Total distributions	(0.01)	(0.05)	(0.05)	(0.03)	(0.01)	(0.01)	(0.01)	(0.05)	(0.04)	(0.02)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (b)	1.38%	4.87%	4.59%	2.75%	0.74%	0.55%	1.26%	4.61%	4.33%	1.93%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$130,136	$129,112	$120,164	$110,430	$121,399	$113,004	$11,961	$1,740	$1,274	$509
Ratios to average net assets:
Net expenses (a)(c)(d)	0.50%	0.50%	0.50%	0.50%	0.65%	0.65%	0.75%	0.75%	0.75%	0.75%
Gross expenses (a)(d)	0.80%	0.76%	0.77%	0.77%	0.71%	0.65%	1.11%	1.00%	1.02%	1.02%
Net investment income (a)(c)(d)	2.78%	4.76%	4.51%	2.69%	0.77%	0.56%	2.12%	4.50%	4.31%	2.99%
Portfolio turnover rate	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

*	For the period from April 25, 2005 (Commencement of Operations – Service Class Shares) through December 31, 2005.
**	For the six months ended June 30, 2008 (Unaudited).
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expenses reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Global Real Estate Fund Initial Class Shares						Global Real Estate Fund Service Class Shares
	Years Ended December 31,						Years Ended December 31,
	2008**	2007	2006	2005	2004	2003	2008**	2007	2006	2005	2004*
Net Asset Value, Beginning of Period	$18.24	$24.60	$18.80	$19.01	$15.09	$11.10	$19.66	$26.23	$19.97	$20.08	$15.72

Income (Loss) from Investment Operations:
Net investment income (d)	0.55	0.66	0.81	0.23	0.58	0.28	0.32	0.40	0.64	0.21	0.30
Net realized and unrealized gain (loss) on investments	(0.89)	(3.70)	6.37	1.59	4.24	3.71	(0.71)	(3.71)	6.94	1.65	4.06

Total from Investment Operations	(0.34)	(3.04)	7.18	1.82	4.82	3.99	(0.39)	(3.31)	7.58	1.86	4.36

Less Distributions from:
Net investment income	—	(0.36)	(0.37)	(0.32)	(0.27)	—	—	(0.30)	(0.31)	(0.26)	—
In excess of net investment income	—	—	—	—	—	—	—	—	—	—	—
Net realized gain on investments	—	(2.96)	(1.01)	(1.71)	(0.63)	—	—	(2.96)	(1.01)	(1.71)	—
In excess of net realized gain on investments	—	—	—	—	—	—	—	—	—	—	—
Capital	—	—	—	—	—	—	—	—	—	—	—

Total distributions	—	(3.32)	(1.38)	(2.03)	(0.90)	—	—	(3.26)	(1.32)	(1.97)	—

Net Asset Value, End of Period	$17.90	$18.24	$24.60	$18.80	$19.01	$15.09	$19.27	$19.66	$26.23	$19.97	$20.08

Total Return (b)	(1.86)%	(13.13)%	38.96%	9.67%	33.32%	35.95%	(2.03)%	(13.34)%	38.64%	9.37%	27.74%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$73,725	$87,441	$121,197	$105,368	$102,300	$78,695	$168,533	$173,065	$106,954	$50,778	$21,890
Ratios to average net assets:
Net expenses (a)(c)(d)	1.10%	1.10%	1.10%	1.10%	1.23%	1.25%	1.35%	1.35%	1.35%	1.35%	1.50%
Gross expenses (a)(d)	1.25%	1.18%	1.19%	1.22%	1.23%	1.26%	1.50%	1.43%	1.44%	1.47%	1.51%
Net investment income (a)(c)(d)	3.44%	2.65%	3.08%	3.55%	3.62%	4.54%	3.24%	2.82%	2.95%	3.56%	3.79%
Portfolio turnover rate	54%	25%	44%	32%	67%	42%	54%	25%	44%	32%	67%

*	For the period from February 1, 2004 (Commencement of Operations – Service Class Shares) through December 31, 2004.
**	For the six months ended June 30, 2008 (Unaudited).
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expenses reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Davis Venture Value Fund Initial Class Shares						Davis Venture Value Fund Service Class Shares
	Years Ended December 31,						Years Ended December 31,
	2008**	2007	2006	2005	2004	2003	2008**	2007	2006*
Net Asset Value, Beginning of Period	$13.65	$13.17	$11.56	$10.61	$9.50	$7.32	$13.61	$13.15	$12.08

Income (Loss) from Investment Operations:
Net investment income (d)	0.08	0.17	0.09	0.09	0.08	0.07	0.02	0.12	0.04
Net realized and unrealized gain on investments	(1.54)	0.39	1.61	0.94	1.10	2.16	(1.49)	0.39	1.12

Total from Investment Operations	(1.46)	0.56	1.70	1.03	1.18	2.23	(1.47)	0.51	1.16

Less Distributions from:
Net investment income	—	(0.08)	(0.09)	(0.08)	(0.07)	(0.05)	—	(0.05)	(0.09)
In excess of net investment income	—	—	—	—	—	—	—	—	—
Net realized gain on investments	—	—	—	—	—	—	—	—	—
In excess of net realized gain on investments	—	—	—	—	—	—	—	—	—
Capital	—	—	—	—	—	—	—	—	—

Total distributions	—	(0.08)	(0.09)	(0.08)	(0.07)	(0.05)	—	(0.05)	(0.09)

Net Asset Value, End of Period	$12.19	$13.65	$13.17	$11.56	$10.61	$9.50	$12.14	$13.61	$13.15

Total Return (b)	(10.70)%	4.23%	14.77%	9.73%	12.45%	30.50%	(10.80)%	3.91%	9.66%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$41,780	$52,861	$61,438	$54,216	$51,362	$44,215	$54,963	$27,764	$27
Ratios to average net assets:
Net expenses (a)(c)(d)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	1.15%	1.15%	1.15%
Gross expenses (a)(d)	1.13%	1.11%	1.16%	1.13%	1.16%	1.19%	1.40%	1.35%	1.43%
Net investment income (a)(c)(d)	0.79%	1.06%	0.74%	0.81%	0.83%	0.86%	0.55%	0.68%	0.48%
Portfolio turnover rate	10%	10%	16%	15%	11%	7%	10%	10%	16%

*	For the period from May 1, 2006 (Commencement of Operations – Service Class Shares) through December 31, 2006.
**	For the six months ended June 30, 2008 (Unaudited).
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expenses reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Oppenheimer Main Street Small Cap Fund Initial Class Shares							Oppenheimer Main Street Small Cap Fund Service Class Shares
	Years Ended December 31,							Years Ended December 31,
	2008**	2007	2006	2005	2004	2003		2008**	2007	2006*
Net Asset Value, Beginning of Period	$12.98	$15.02	$13.79	$15.21	$14.07	$9.94		$12.85	$14.99	$15.56

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.00 (e)	0.05	0.01	0.01	1.23	(0.00	)(e)	(0.01)	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	(1.23)	(0.23)	1.82	0.57	1.14	4.14		(1.23)	(0.29)	0.04

Total from Investment Operations	(1.23)	(0.18)	1.83	0.58	2.37	4.14		(1.24)	(0.28)	0.03

Less Distributions from:
Net investment income	—	—	—	—	—	(0.01)		—	—	—
In excess of net investment income	—	—	—	—	—	—		—	—	—
Net realized gain on investments	—	(1.86)	(0.60)	(2.00)	(1.23)	—		—	(1.86)	(0.60)
In excess of net realized gain on investments	—	—	—	—	—	—		—	—	—
Capital	—	—	—	—	—	—		—	—	—

Total distributions,	—	(1.86)	(0.60)	(2.00)	(1.23)	(0.01)		—	(1.86)	(0.60)

Net Asset Value, End of Period	$11.75	$12.98	$15.02	$13.79	$15.21	$14.07		$11.61	$12.85	$14.99

Total Return (b)	(9.55)%	(1.44)%	13.60%	4.33%	18.43%	41.62%		(9.65)%	(2.11)%	0.48%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$59,812	$72,741	$87,215	$86,949	$89,031	$71,827		$130,587	$105,377	$25
Ratios to average net assets:
Net expenses (a)(c)(d)	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%		1.25%	1.25%	1.25%
Gross expenses (a)(d)	1.28%	1.38%	1.42%	1.10%	1.09%	1.12%		1.55%	1.61%	1.82%
Net investment income (loss) (a)(c)(d)	(0.05)%	0.31%	0.02%	0.03%	(0.10)%	0.13%		(0.29)%	(0.06)%	(0.09)%
Portfolio turnover rate	70%	126%	206%	58%	106%	144%		70%	126%	206%

*	For the period from May 1, 2006 (Commencement of Operations – Service Class Shares) through December 31, 2006.
**	For the six months ended June 30, 2008 (Unaudited).
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expenses reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Oppenheimer Large Cap Core Fund Initial Class Shares						Oppenheimer Large Cap Core Fund Service Class Shares
	Years Ended December 31,						Years Ended December 31,
	2008**	2007	2006	2005	2004	2003	2008**	2007	2006	2005		2004*
Net Asset Value, Beginning of Period	$10.77	$12.37	$10.47	$12.47	$11.45	$7.54	$11.03	$12.65	$10.70	$12.72		$12.14

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.06	0.12	0.17	0.02	0.03	0.04	0.04	0.08	0.12	(0.00	)(e)	0.00	(e)
Net realized and unrealized gain (loss) on investments	(1.55)	(0.84)	1.93	(0.09)	2.25	3.94	(1.57)	(0.84)	2.00	(0.11)		1.58

Total from Investment Operations	(1.49)	(0.72)	2.10	(0.07)	2.28	3.98	(1.53)	(0.76)	2.12	(0.11)		1.58

Less Distributions from:
Net investment income	—	(0.10)	(0.16)	(0.02)	(0.03)	(0.03)	—	(0.08)	(0.13)	—		(0.00	)(e)
In excess of net investment income	—	—	—	—	—	—	—	—	—	—		—
Net realized gain on investments	—	(0.78)	(0.04)	(1.91)	(1.23)	(0.04)	—	(0.78)	(0.04)	(1.91)		(1.00)
In excess of net realized gain on investments	—	—	—	—	—	—	—	—	—	—		—
Capital	—	—	—	—	—	—	—	—	—	—		—

Total distributions	—	(0.88)	(0.20)	(1.93)	(1.26)	(0.07)	—	(0.86)	(0.17)	(1.91)		(1.00)

Net Asset Value, End of Period	$9.28	$10.77	$12.37	$10.47	$12.47	$11.45	$9.50	$11.03	$12.65	$10.70		$12.72

Total Return (b)	(13.83)%	(5.81)%	20.07%	(0.72)%	20.39%	52.89%	(13.87)%	(6.07)%	19.78%	(0.98)%		13.20%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$4,484	$5,544	$6,183	$5,505	$7,049	$5,082	$7,269	$7,808	$5,262	$1,594		$1,111
Ratios to average net assets:
Net expenses (a)(c)(d)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	1.15%	1.15%	1.15%	1.15%		1.15%
Gross expenses (a)(d)	1.98%	1.81%	2.47%	2.74%	3.42%	5.47%	2.24%	2.05%	2.62%	3.04%		4.04%
Net investment income (loss) (a)(c)(d)	1.14%	0.89%	1.47%	0.15%	0.27%	0.70%	0.89%	0.63%	1.44%	(0.05)%		0.21%
Portfolio turnover rate	106%	63%	135%	114%	137%	150%	106%	63%	135%	114%		137%

*	For the period from February 1, 2004 (Commencement of Operations – Service Class Shares) through December 31, 2004.
**	For the six months ended June 30, 2008 (Unaudited).
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expenses reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout the period:

	FI Large Cap Growth Fund Initial Class Shares			FI Large Cap Growth Fund Service Class Shares
	Year Ended December 31,			Years Ended December 31
	2008**	2007***		2008**		2007	2006*
Net Asset Value, Beginning of Period	$10.65	$9.99		$10.63		$9.98	$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.01	(0.00	)(e)	(0.00	)(e)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	(1.51)	0.69		(1.51)		0.70	(0.01)

Total from Investment Operations	(1.50)	0.69		(1.51)		0.68	(0.02)

Less Distributions from:
Net investment income	—	—		—		—	—
In excess of net investment income	—	—		—		—	—
Net realized gain on investments	—	(0.03)		—		(0.03)	—
In excess of net realized gain on investments	—	—		—		—	—
Capital	—	—		—		—	—

Total distributions	—	(0.03)		—		(0.03)	—

Net Asset Value, End of Period	$9.15	$10.65		$9.12		$10.63	$9.98

Total Return (b)	(14.08)%	6.88%		(14.21)%		6.78%	(0.20)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$47,343	$62,680		$26,208		$33,064	$3,810
Ratios to average net assets:
Net expenses (a)(c)(d)	0.81%	0.81%		1.06%		1.06%	1.06%
Gross expenses (a)(d)	1.15%	1.06%		1.40%		1.46%	5.26%
Net investment income (loss) (a)(c)(d)	0.26%	0.01%		0.01%		(0.25)%	(0.10)%
Portfolio turnover rate	120%	307%		120%		307%	110%

*	For the period from May 1, 2006 (Commencement of Operations – Service Class Shares) through December 31, 2006.
**	For the six months ended June 30, 2008 (Unaudited).
***	For the period from April 2, 2007 (Commencement of Operations – Initial Class Shares) through December 31, 2007.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentage are after advisory fee or unified management fee waivers and expenses reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Blue Chip Mid Cap Fund Initial Class Shares								Blue Chip Mid Cap Fund Service Class Shares
	Years Ended December 31,								Year Ended December 31,
	2008**	2007		2006	2005		2004	2003	2008*
Net Asset Value, Beginning of Period	$17.95	$19.04		$20.60	$18.13		$15.61	$11.47	$15.70

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.00 (e)	(0.00	)(e)	0.18	(0.00	)(e)	0.02	(0.01)	(0.00	)(e)
Net realized and unrealized gain (loss) on investments	(0.58)	2.87		1.87	2.98		2.50	4.15	1.66

Total from Investment Operations	(0.58)	2.87		2.05	2.98		2.52	4.14	1.66

Less Distributions from:
Net investment income	—	(0.25)		—	(0.02)		—	—	—
In excess of net investment income	—	—		—	—		—	—	—
Net realized gain on investments	—	(3.71)		(3.61)	(0.49)		—	—	—
In excess of net realized gain on investments	—	—		—	—		—	—	—
Capital	—	—		—	—		—	—	—

Total distributions	—	(3.96)		(3.61)	(0.51)		—	—	—

Net Asset Value, End of Period	$17.37	$17.95		$19.04	$20.60		$18.13	$15.61	$17.36

Total Return (b)	(3.23)%	15.41%		11.30%	16.61%		16.14%	36.09%	10.57%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$73.199	$85,438		$94,632	$94,928		$89,609	$75,669	$17,300
Ratio to average net assets:
Net expenses (a)(c)(d)	1.00%	1.00%		1.00%	1.00%		1.00%	1.00%	1.25%
Gross expenses (a)(d)	1.22%	1.14%		1.14%	1.15%		1.12%	1.14%	1.57%
Net investment income (loss) (a)(c)(d)	(0.02)%	(0.17)%		0.92%	(0.03)%		0.13%	(0.09)%	(0.03)%
Portfolio turnover rate	41%	75%		83%	67%		60%	76%	41%

*	For the period from March 7, 2008 (Commencement of Operations – Service Class Shares) through June 30, 2008.
**	For the six months ended June 30, 2008 (Unaudited).
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expenses reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Lord Abbett Growth & Income Fund Initial Class Shares	Lord Abbett Growth & Income Fund Service Class Shares	Goldman Sachs Mid Cap Value Fund Initial Class Shares	Goldman Sachs Mid Cap Value Fund Service Class Shares
	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,
	2008*	2008*	2008*	2008*
Net Asset Value, Beginning of Period	$10.00	$10.00	$10.00	$10.00

Income (Loss) from Investment Operations:
Net investment income (e)	0.03	0.02	0.03	0.03
Net realized and unrealized loss on investments	(0.52)	(0.52)	0.31 (c)	0.30 (c)

Total from Investment Operations	(0.49)	(0.50)	0.34	0.33

Less Distributions from:
Net investment income	—	—	—	—
In excess of net investment income	—	—	—	—
Net realized gain on investments	—	—	—	—
In excess of net realized gain on investments	—	—	—	—
Capital	—	—	—	—

Total distributions	—	—	—	—

Net Asset Value, End of Period	$9.51	$9.50	$10.34	$10.33

Total Return (b)	(4.90)%	(5.00)%	3.40%	3.30%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$1,220	$1,639	$2,404	$2,902
Ratio to average net assets:
Net expenses (a)(d)(e)	0.87%	1.12%	1.06%	1.31%
Gross expenses (a)(e)	0.88%	1.13%	1.06%	1.31%
Net investment income (a)(d)(e)	1.16%	0.89%	1.14%	0.95%
Portfolio turnover rate	28%	28%	43%	43%

*	For the period March 7, 2008 (Commencement of Operations) to June 30, 2008 (Unaudited).
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	The amount shown for a share outstanding does not correspond with aggregate net loss on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the fund.
(d)	Such percentages are after advisory fee or unified management fee waivers and expenses reimbursements, as applicable.
(e)	Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Goldman Sachs Short Duration Fund Initial Class Shares	Goldman Sachs Short Duration Fund Service Class Shares	PIMCO High Yield Fund Initial Class Shares	PIMCO High Yield Fund Service Class Shares
	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,
	2008*	2008*	2008*	2008*
Net Asset Value, Beginning of Period	$10.00	$10.00	$10.00	$10.00

Income (Loss) from Investment Operations:
Net investment income (e)	0.04	0.03	0.16	0.17
Net realized and unrealized loss on investments	(0.12)	(0.13)	0.05 (c)	0.03 (c)

Total from Investment Operations	(0.08)	(0.10)	0.21	0.20

Less Distributions from:
Net investment income	(0.04)	(0.03)	(0.19)	(0.18)
In excess of net investment income	—	—	—	—
Net realized gain on investments	—	—	—	—
In excess of net realized gain on investments	—	—	—	—
Capital	—	—	—	—

Total distributions	(0.04)	(0.03)	(0.19)	(0.18)

Net Asset Value, End of Period	$9.88	$9.87	$10.02	$10.02

Total Return (b)	(0.80)%	(0.98)%	1.99%	1.91%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$3,565	$37,870	$1,531	$3,994
Ratio to average net assets:
Net expenses (a)(d)(e)	0.65%	0.90%	0.75%	1.00%
Gross expenses (a)(e)	0.66%	0.91%	0.76%	1.01%
Net investment income (a)(d)(e)	1.32%	1.25%	4.88%	5.16%
Portfolio turnover rate	89%	89%	69%	69%

*	For the period March 7, 2008 (Commencement of Operations) to June 30, 2008 (Unaudited).
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	The amount shown for a share outstanding does not correspond with aggregate net loss on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the fund.
(d)	Such percentages are after advisory fee or unified management fee waivers and expenses reimbursements, as applicable.
(e)	Does not include any insurance charges imposed in connection with your variable insurance contract.

NOTES TO FINANCIAL STATEMENTS (Unaudited)	Sun Capital Advisers Trust

NOTE A — ORGANIZATION

Sun Capital Advisers Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Delaware statutory trust under the laws of Delaware by an Agreement and Declaration of Trust dated July 13, 1998. It currently consists of twelve funds (each referred to as a “Fund” and, collectively, as “the Funds”), which are offered only to qualified pension and retirement plans and variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. As of June 30, 2008, 100% of the outstanding voting securities of the Funds were owned by separate accounts of Sun Life U.S., Sun Life Insurance and Annuity Company of New York (“Sun Life (N.Y.)”), and the general fund of Sun Life Assurance Company of Canada (“Sun Life of Canada”). The Funds are the Sun Capital Investment Grade Bond Fund (“Investment Grade Bond Fund”), Sun Capital Money Market Fund (“Money Market Fund”), Sun Capital Global Real Estate Fund (“Global Real Estate Fund”), formerly known as the Sun Capital Real Estate Fund, SC Davis Venture Value Fund (“Davis Venture Value Fund”), SC Oppenheimer Main Street Small Cap Fund (“Oppenheimer Main Street Small Cap Fund”), SC Oppenheimer Large Cap Core Fund (“Oppenheimer Large Cap Core Fund”), formerly known as the Sun Capital All Cap Fund, SC FI Large Cap Growth Fund (“FI Large Cap Growth Fund”), SC Blue Chip Mid Cap Fund (“Blue Chip Mid Cap Fund”), SC Lord Abbett Growth & Income Fund (“Lord Abbett Growth & Income Fund”), SC Goldman Sachs Mid Cap Value Fund (“Goldman Sachs Mid Cap Value Fund”), SC Goldman Sachs Short Duration Fund (“Goldman Sachs Short Duration Fund”), and SC PIMCO High Yield Fund (“PIMCO High Yield Fund”). Each of the Funds, other than the Global Real Estate Fund, is classified as a diversified fund under the 1940 Act. Each Fund offers Initial Class Shares and Service Class Shares. Service Class Shares for the Blue Chip Mid Cap Fund and both Initial and Service Class Shares for the Lord Abbett Growth & Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Short Duration Fund and the PIMCO High Yield Fund commenced operations on March 7, 2008. Effective August 1, 2008, Wellington Management Company LLP replaced Pyramis Global Advisors, LLC as subadviser to FI Large Cap Growth Fund. Also effective August 1, 2008, the name of FI Large Cap Growth Fund was changed to SC WMC Large Cap Growth Fund and the name of Blue Chip Mid Cap Fund was changed to SC WMC Blue Chip Mid Cap Fund.

NOTE B — SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

Valuation of Investments

The net asset value per share (“NAV”) of each Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business (a valuation day). If the New York Stock Exchange closes early as a result of holiday observance, emergency, the triggering of trading “circuit breakers” or other reason, each Fund will accelerate the determination of its NAV to that earlier time.

Investments in securities listed on the National Association of Securities Dealers Automation Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price on the day of valuation. Securities listed on any other US or foreign exchanges are valued at the last sale price on the exchange or system in which they are principally traded on the valuation date, or if no sales occurred on that day, at the mean between the closing bid

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)	Sun Capital Advisers Trust

and asked prices. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Short-term securities maturing in 60 days or less are valued at cost plus earned discount to maturity (amortized cost), which approximates market value. Over-the-counter equity securities not quoted on the NASDAQ are valued at the last sale price on the valuation day, or, if no sale occurs, at the mean between the last bid and asked prices. If both bid and asked prices are not available for that day, the last bid price is used. Securities for which current market quotations are not readily available or are considered unreliable are stated at fair value as determined in good faith by an Internal Pricing Committee under the oversight of the Board of Trustees. The Board of Trustees has approved an independent pricing vendor to facilitate the fair value process. The frequency with which this fair value process is used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value calculation under this fair value process may differ from published prices for the same securities.

In accordance with Rule 2a-7 of the 1940 Act, the Money Market Fund values its securities initially at cost, and thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Investments in open end mutual funds are valued at their closing net asset value per share as reported by the investment company.

Fair Value Measurements

On January 1, 2008, the Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, establishes a three-tier hierarchy as a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds utilize valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. In compliance with FAS 157, the Funds have categorized their financial instruments, based on priority of the inputs to the valuation technique, into a three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (level 1) and the lowest priority to unobservable inputs (level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The three-tier hierarchy of fair value measurements pursuant to FAS 157 is summarized in the three broad levels listed below:

Level 1 – unadjusted quoted prices in active markets for identical investments

Level 2 – significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

As of June 30, 2008, only the Investment Grade Bond Fund held any investments or other financial instruments deemed as Level 3.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)	Sun Capital Advisers Trust

The following is a summary of the inputs used as of June 30, 2008 in valuing each Fund’s investments carried at value:

	Investments in Securities		Other Financial Instruments*
Investment Grade Bond Fund
Valuation Inputs
Level 1 – Unadjusted Quoted Prices	$577,555		$—
Level 2 – Significant Observable Inputs	62,573,071		—
Level 3 – Significant Unobservable Inputs	—	**	—

Total	$63,150,626		$—

Money Market Fund
Valuation Inputs
Level 1 – Unadjusted Quoted Prices	$2,440,515		$—
Level 2 – Significant Observable Inputs	140,149,930		—
Level 3 – Significant Unobservable Inputs	—		—

Total	$142,590,445		$—

Global Real Estate Fund
Valuation Inputs
Level 1 – Unadjusted Quoted Prices	$243,318,430		$—
Level 2 – Significant Observable Inputs	—		—
Level 3 – Significant Unobservable Inputs	—		—

Total	$243,318,430		$—

Davis Venture Value Fund
Valuation Inputs
Level 1 – Unadjusted Quoted Prices	$88,530,984		$—
Level 2 – Significant Observable Inputs	8,401,000		—
Level 3 – Significant Unobservable Inputs	—		—

Total	$96,931,984		$—

Oppenheimer Main Street Small Cap Fund
Valuation Inputs
Level 1 – Unadjusted Quoted Prices	$188,784,931		$—
Level 2 – Significant Observable Inputs	—		—
Level 3 – Significant Unobservable Inputs	—		—

Total	$188,784,931		$—

Oppenheimer Large Cap Core Fund
Valuation Inputs
Level 1 – Unadjusted Quoted Prices	$11,717,311		$—
Level 2 – Significant Observable Inputs	—		—
Level 3 – Significant Unobservable Inputs	—		—

Total	$11,717,311		$—

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)	Sun Capital Advisers Trust

	Investments in Securities	Other Financial Instruments*
FI Large Cap Growth Fund
Valuation Inputs
Level 1 – Unadjusted Quoted Prices	$73,194,538	$—
Level 2 – Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$73,194,538	$—

Blue Chip Mid Cap Fund
Valuation Inputs
Level 1 – Unadjusted Quoted Prices	$89,551,820	$—
Level 2 – Significant Observable Inputs	925,000	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$90,476,820	$—

Lord Abbett Growth & Income Fund
Valuation Inputs
Level 1 – Unadjusted Quoted Prices	$2,778,573	$—
Level 2 – Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$2,778,573	$—

Goldman Sachs Mid Cap Value Fund
Valuation Inputs
Level 1 – Unadjusted Quoted Prices	$5,421,067	$—
Level 2 – Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$5,421,067	$—

Goldman Sachs Short Duration Fund
Valuation Inputs
Level 1 – Unadjusted Quoted Prices	$14,735,332	$(6,017)
Level 2 – Significant Observable Inputs	25,701,219	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$40,436,551	$(6,017)

PIMCO High Yield Fund
Valuation Inputs
Level 1 – Unadjusted Quoted Prices	$266,153	$(5,972)
Level 2 – Significant Observable Inputs	5,128,355	(21,136)
Level 3 – Significant Unobservable Inputs	—	—

Total	$5,394,508	$(27,108)

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, written options, swaps and forward contracts.
**	The only investment held by the Investment Grade Bond Fund whose fair value was determined using Level 3 inputs had a value of $0 and $0 at December 31, 2007 and June 30, 2008, respectively.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)	Sun Capital Advisers Trust

Investment Transactions and Income

Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date (net of foreign withholding taxes). Interest income is recorded on the accrual basis (net of foreign withholding taxes). Discounts and premiums on debt securities are amortized using the interest method. Upon notification from issuers some dividend income received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of investment and/or realized gain. Realized gains and losses from security transactions are determined on the basis of identified cost for both financial statement and federal income tax purposes.

The Global Real Estate Fund may have elements of risk due to concentrated investments in specific industries. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions.

Foreign Currency Translation and Foreign Investments

The accounting records of the Funds are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net realized gains and losses on foreign currency transactions include disposition of foreign currencies, net gains or losses from assets or liabilities denominated in foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

Federal Income Taxes

Each Fund is treated as a separate entity for Federal tax purposes. Each Fund intends to elect or has elected to be treated and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (“the Code”). By so qualifying, the Funds will not be subject to Federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a Federal excise tax.

The Funds are subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes – an interpretation of FASB statement 109 (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of the benefit of a tax position taken or expected to be taken on a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

A portion of the dividend income recorded by Global Real Estate Fund is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital may be recorded by the Fund as a reduction to the cost basis of the securities held.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)	Sun Capital Advisers Trust

At December 31, 2007, the following Funds have available for federal income tax purposes capital loss carryovers which can be used to offset certain future realized capital gains.

	Expires December 31,
	2008	2009	2010	2011	2012	2013		2014		2015
Investment Grade Bond Fund	$—	$—	$—	$—	$—	$		$		$42,836
Money Market Fund	156	—	—	—	21		—		—	3

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 2007, the following Funds elected to defer net losses arising between November 1, 2007 and December 31, 2007.

Amount
Investment Grade Bond Fund	$6,509
Oppenheimer Main Street Small Cap Fund	667,713
FI Large Cap Growth Fund	1,873,907

Credit Default Swaps

Goldman Sachs Short Duration Fund, Investment Grade Bond Fund and PIMCO High Yield Fund may enter into credit default swap agreements. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. A Fund may buy or sell credit default swap contracts to seek to increase the Fund’s income, to add leverage to the portfolio, or to hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a third party, such as a US or foreign corporate issuer, on the debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the contract may expire worthless. It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. In connection with credit default swaps in which the Fund is the buyer, the Fund will segregate cash or liquid asset or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked to market basis. In connection with credit default swaps in which the Fund is the seller, the Fund will segregate cash or liquid asset or enter into certain offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund).

Credit default swap contracts are marked to market daily based upon quotations from the counterparty and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund, if any, is recorded as an asset on the statement of assets and liabilities. An upfront payment received by the Fund, if any, is recorded as a liability on the statement of assets and liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes payments semiannually based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the statement of operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. As of June 30, 2008, only PIMCO High Yield Fund had open credit default swap agreements as listed on the Fund’s Portfolio of Other Financial Instruments.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)	Sun Capital Advisers Trust

Mortgage dollar roll transactions

Investment Grade Bond Fund, Goldman Sachs Short Duration Fund and PIMCO High Yield Fund may enter into mortgage dollar roll (“MDR”) transactions with selected financial institutions to take advantage of opportunities in the mortgage market. A Fund will only enter into “covered” rolls. A “covered” roll is a specific type of dollar roll for which there is an offsetting cash position or liquid security position. A dollar roll transaction involves a sale by the Fund of mortgage-back securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price on a specified future date. The securities repurchased will be substantially similar as to type, coupon and maturity as those sold. The Fund is paid a fee for entering into a dollar roll transaction, that is accrued as income over the life of the dollar roll contract. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold.

The proceeds of the sale will generally be invested in additional instruments for the Fund, and the income from these investments, together with any additional fee income received on the dollar roll transaction, will generally exceed the interest income that would have been earned on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those similar securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs. As of June 30, 2008, only Investment Grade Bond Fund had open MDR transactions as listed on the Fund’s Portfolio of Investments.

Forward Foreign Currency Exchange and Spot Contracts

All Funds except for Money Market Fund and Goldman Sachs Short Duration Fund may engage in forward foreign currency exchange and spot contracts in an effort to facilitate transactions in foreign securities and to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Forward foreign currency exchange and spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange and spot contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange on a particular date. When a contract is used to hedge against movements in exchange rates, it will limit the risk of loss due to a decline in the value of the hedged currency during the relevant period, but will also limit any potential gain that might result should the value of the currency increase during that period. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. As of June 30, 2008, only PIMCO High Yield Fund had open forward contracts as listed on the Portfolio of Other Financial Instruments.

Futures

All Funds except for Money Market Fund may enter into futures contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (the “settlement date”). A Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (“initial margin”) equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)	Sun Capital Advisers Trust

the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price. Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund’s ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. As of June 30, 2008, Goldman Sachs Short Duration Fund and PIMCO High Yield Fund had open futures agreements as listed on each Fund’s Portfolio of Other Financial Instruments.

Interest Rate Swaps

All Funds except Money Market Fund, Oppenheimer Main Street Small Cap Fund and Lord Abbett Growth & Income Fund may enter into interest rate swaps. A Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund’s underlying investments. In an interest rate swap, the Fund would agree to pay the other party to the interest rate swap (the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations would be based on the notional amount of the swap.

Certain risks may arise when entering into swap transactions including counterparty default, illiquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Fund’s Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation. As of June 30, 2008, only PIMCO High Yield Fund had open interest rate swaps agreements as listed on the Fund’s Portfolio of Other Financial Instruments.

Options

All Funds except for Money Market Fund may enter into option contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (a “call option”), or sell to (a “put option”), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The Fund pays a premium as a cost for a purchased put and call option, which is disclosed in the Fund’s Portfolio of Investments and subsequently marked to market to reflect the current value of the option. The liability representing the Fund’s obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid price for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)	Sun Capital Advisers Trust

If a Fund writes a put option, it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged. As of June 30, 2008, only PIMCO High Yield Fund had open written option contracts as listed on the Fund’s Portfolio of Other Financial Instruments.

Repurchase Agreements

The Funds may invest in repurchase agreements. In a repurchase agreement, a Fund buys a security (“collateral”) for a relatively short period (usually not more than 7 days) subject to the obligation to sell the security back to the repurchase agreement counterparty at a fixed time and price plus accrued interest. Securities serving as collateral for each repurchase agreement must be delivered to the Trust’s custodian. The value of the collateral must at least equal 102% of the principal amount of the repurchase transaction, until the agreement matures. The value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. There is the risk that the collateral may be insufficient to meet the obligation in the event of default. As of June 30, 2008, Davis Venture Value Fund, Blue Chip Mid Cap Fund and Goldman Sachs Short Duration Fund had open repurchase agreements as listed on each Fund’s Portfolio of Investments.

Short Sales

Lord Abbett Growth & Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Short Duration Fund and PIMCO High Yield Fund may make short sales of securities. When a Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The Fund will utilize this short sale strategy in conjunction with its long positions in common stock to seek capital appreciation independent of stock market direction.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns as segregated assets to the books of the broker and/or its custodian in an amount at least equal to its obligations to purchase the securities sold short. For financial statements purposes, this is reflected as an asset on the Fund’s Statement of Assets and Liabilities, and the settlement amount for securities sold short is reflected as a corresponding liability. The amount of the liability is marked to market to reflect the current value of the short position.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security’s value cannot drop below zero. There were no short sales agreements outstanding at June 30, 2008.

When Issued Securities and Forward Commitments

The Funds may purchase or sell securities on a when issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled for a future time. Settlement dates may be a month or more after entering into these transactions and such transactions may

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)	Sun Capital Advisers Trust

involve a risk of loss if the value of the underlying security declines prior to the settlement date. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. If the other party involved in the transaction fails to deliver the securities, the Fund is at risk to subsequently invest at less advantageous prices and yields. In connection with such purchases the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date, and for sales commitments the Funds maintain equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses.

Expenses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a particular Fund are allocated evenly among the affected Funds, allocated on the basis of relative net assets, or otherwise allocated among the Funds as the Trustees may direct or approve. Expenses directly attributable to a particular class of a Fund are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day fund share activity.

Dividends and Distributions

The Investment Grade Bond Fund, Money Market Fund, Goldman Sachs Short Duration Fund and PIMCO High Yield Fund declare dividends from net investment income daily, if any, and pay dividends monthly. Each of the remaining Funds in the Trust declare and pay dividends from net investment income, if any, at least annually. Each Fund distributes its net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Recently Issued Accounting Pronouncements

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), an amendment of FASB Statement No. 133, effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Funds invest in derivative instruments, the accounting treatment and the effect derivatives have on financial performance. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

NOTE C — INVESTMENT ADVISORY AND OTHER RELATED PARTY AGREEMENTS

Investment Advisory Agreement

Sun Capital Advisers LLC (the “Adviser”) is the investment adviser to each of the Funds under separate investment advisory agreements with the Trust. The Adviser is a direct wholly-owned subsidiary of Sun Life Assurance Company of Canada – U.S. Operations Holdings, Inc. (“Sun Life – US Ops Holdco”), a holding

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)	Sun Capital Advisers Trust

company. Sun Life Financial, Inc. (“Sun Life Financial”), a publicly traded holding company, is the ultimate parent of Sun Life – US Ops Holdco and the Adviser. The Adviser, at its own cost, has retained Davis Selected Advisers, L.P., as subadviser for the Davis Venture Value Fund; Oppenheimer Funds, Inc., as subadviser for the Oppenheimer Main Street Small Cap Fund and the Oppenheimer Large Cap Core Fund and OFI Institutional Asset Management, Inc., an affiliate of OppenheimerFunds, Inc., as sub-subadviser to the Oppenheimer Large Cap Core Fund; Pyramis Global Advisors, LLC, as subadviser for the FI Large Cap Growth Fund; Wellington Management Company, LLP, as subadviser for the Blue Chip Mid Cap Fund; Lord, Abbett & Co. LLC, as subadviser for the Lord Abbett Growth & Income Fund, Goldman Sachs Asset Management, L.P., as subadviser for the Goldman Sachs Mid Cap Value Fund and the Goldman Sachs Short Duration Fund and Pacific Investment Management Company LLC, as subadviser for PIMCO High Yield Fund.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under the advisory agreements, the following eight Funds pay compensation monthly to the Adviser at the following annual rates based on the average daily net assets of each Fund taken separately:

	Asset Level	Fee
Investment Grade Bond Fund	All	0.60%

Money Market Fund	All	0.50%

Global Real Estate Fund	All	0.95%

Davis Venture Value Fund	$0-$500 million over $500 million	0.75% 0.70%

Oppenheimer Main Street Small Cap Fund	$0-$400 million $400 million-$800 million over $800 million	0.80% 0.75% 0.70%

Oppenheimer Large Cap Core Fund	All	0.70%

FI Large Cap Growth Fund	$0-$750 million over $750 million	0.75% 0.70%

Blue Chip Mid Cap Fund	$0-$300 million over $300 million	0.80% 0.75%

Under the investment advisory and management agreements, the following four Funds pay a unified management fee to the Adviser on a monthly basis for its advisory and management services. Each fee is calculated based on a stated percentage of the Fund’s average daily net assets, as follows:

	Asset Level	Fee
Lord Abbett Growth & Income Fund	All	0.87%

Goldman Sachs Mid Cap Value Fund	All	1.05%

Goldman Sachs Short Duration Fund	All	0.65%

PIMCO High Yield Fund	All	0.75%

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)	Sun Capital Advisers Trust

Limitations

The Adviser has contractually agreed (until at least April 30, 2009) to reduce its advisory fee and to reimburse each Fund’s other operating expenses to reduce each Fund’s total annual operating expenses to:

	Contractual Expense Limitations
Fund	Initial Class	Service Class
Investment Grade Bond	0.75%	1.00%
Money Market	0.50%	0.75%
Global Real Estate	1.10%	1.35%
Davis Venture Value	0.90%	1.15%
Oppenheimer Main Street Small Cap	1.00%	1.25%
Oppenheimer Large Cap Core	0.90%	1.15%
FI Large Cap Growth	0.81%	1.06%
Blue Chip Mid Cap	1.00%	1.25%
Lord Abbett Growth & Income	0.87%	1.12%
Goldman Sachs Mid Cap Value	1.07%	1.32%
Goldman Sachs Short Duration	0.65%	0.90%
PIMCO High Yield	0.75%	1.00%

To the extent that a Fund’s total expense ratio falls below the expense limit stated above in future years, the Adviser reserves the right to be reimbursed for advisory fees waived and fund expenses paid by it during the prior two fiscal years. For each of the periods below, the Adviser waived all or part of its advisory fee and reimbursed certain operating expenses in the following amounts:

	Six Months Ended June 30, 2008		Two-year period ended December 31, 2007
	Advisory Fees Waived	Expenses Reimbursed	Advisory Fees Waived	Expenses Reimbursed
Investment Grade Bond	$103,444	$—	$319,719	$—
Money Market	205,761	—	649,471	—
Global Real Estate	192,632	—	382,534	—
Davis Venture Value	99,912	—	293,419	—
Oppenheimer Main Street Small Cap	266,468	—	836,331	—
Oppenheimer Large Cap Core	43,083	23,809	158,692	103,542
FI Large Cap Growth	136,776	—	241,598	70,747
Blue Chip Mid Cap	92,229	—	264,353	—
Lord Abbett Growth & Income*	80	—	—	—
Goldman Sachs Mid Cap Value*	—	—	—	—
Goldman Sachs Short Duration*	675	—	—	—
PIMCO High Yield*	136	—	—	—

*	For the period March 7, 2008 (Commencement of Operations) to June 30, 2008.

Distribution and Service Plan

The Trust has adopted a plan of distribution and service pursuant to Rule 12b-1 under the 1940 Act with respect to its Service Class Shares (the “Plan”), pursuant to which distribution and service fees are paid to Clarendon Insurance Agency, Inc. (“Clarendon”), which is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.). The fees of the Trust payable to Clarendon pursuant of the Plan are accrued daily at a rate with

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)	Sun Capital Advisers Trust

respect to each Fund which may not exceed 0.25% of the Fund’s average daily net assets attributable to Service Class Shares regardless of the level of expenses actually incurred by Clarendon and others. Clarendon uses the service and distribution fees to compensate Sun Life U.S. and Sun Life (N.Y.) for services rendered in connection with maintenance and distribution of the variable contracts issued by Sun Life U.S. and Sun Life (N.Y.).

Trustees’ Compensation

Trustees’ fees are paid by the Trust to each independent trustee of the Trust. The aggregate remuneration paid by the Funds to the independent trustees for the six months ended June 30, 2008 was $67,245, including out of pocket expenses. The Trust pays no compensation directly to its Trustees or officers who are affiliated with the Adviser, or its affiliates, all of whom receive remuneration for their services to the Trust from the Adviser, or its affiliates. Certain officers and Trustees of the Trust are officers and directors of the Adviser, Sun Life – US Ops Holdco or Sun Life Financial.

NOTE D — INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for the six months ended June 30, 2008 were as follows:

Fund	Non- Government Purchases	Government Purchases	Non- Government Sales	Government Sales
Investment Grade Bond	$11,172,160	$4,309,414	$8,479,046	$5,701,917
Global Real Estate	137,994,702	—	133,320,580	—
Davis Venture Value	29,348,208	—	7,948,239	—
Oppenheimer Main Street Small Cap	156,611,556		128,029,997
Oppenheimer Large Cap Core	13,243,841	—	12,497,671	—
FI Large Cap Growth	97,056,989	—	105,413,535	—
Blue Chip Mid Cap	40,437,534	—	33,463,684	—
Lord Abbett Growth & Income*	3,495,566	—	660,455	—
Goldman Sachs Mid Cap Value*	7,017,951	—	1,729,895	—
Goldman Sachs Short Duration*	14,089,606	30,719,035	496,895	13,001,770
PIMCO High Yield*	7,283,356	—	2,421,657	—

*	For the period March 7, 2008 (Commencement of Operations) to June 30, 2008.

For the period March 7, 2008 (Commencement of Operations) to June 30, 2008, PIMCO High Yield Fund had the following written covered option contracts:

	Number of Contracts	Premium Amount
Beginning of period	—	—
Written during the period	10	$10,217
Expired during the period	—	—

Balance at end of period	10	10,217

Purchases and sales, including maturities, of short-term securities by the Money Market Fund for the six months ended June 30, 2008 were $496,149,558, and $486,570,519, respectively.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)	Sun Capital Advisers Trust

The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at June 30, 2008 were as follows:

	Identified Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Fund		Appreciation	(Depreciation)
Investment Grade Bond	$66,434,587	$553,017	$(3,836,978)	$(3,283,961)
Money Market	142,590,445	—	—	—
Global Real Estate	265,602,179	6,862,999	(29,146,748)	(22,283,749)
Davis Venture Value	89,504,360	16,509,206	(9,081,582)	7,427,624
Oppenheimer Main Street Small Cap	196,661,699	15,230,212	(23,106,980)	(7,876,768)
Oppenheimer Large Cap Core	12,590,078	371,259	(1,244,026)	(872,767)
FI Large Cap Growth	73,851,188	4,005,208	(4,661,858)	(656,650)
Blue Chip Mid Cap	86,024,523	11,204,088	(6,751,791)	4,452,297
Lord Abbett Growth & Income	2,963,941	87,421	(272,789)	(185,368)
Goldman Mid Cap Value	5,530,180	239,771	(348,884)	(109,113)
Goldman Short Duration	40,522,128	86,385	(171,962)	(85,577)
PIMCO High Yield	5,525,458	19,227	(150,177)	(130,950)

NOTE E — SHARE TRANSACTIONS

Each of the Funds is authorized to issue an unlimited number of shares without par value. Transactions in classes of each Fund were as follows:

	Initial Class Shares		Service Class Shares
	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
INVESTMENT GRADE BOND FUND (shares)
Shares sold	126,635	674,859	583,045	1,850,733
Shares issued as reinvestment of distributions	113,121	237,130	76,399	91,424
Shares redeemed	(574,701)	(1,318,890)	(423,437)	(246,506)

Net increase (decrease) in shares outstanding	(334,945)	(406,901)	236,007	1,695,651
Beginning of period	4,290,605	4,697,506	2,665,199	969,548

End of period	3,955,660	4,290,605	2,901,206	2,665,199

INVESTMENT GRADE BOND FUND ($)
Net proceeds from sales	$1,187,373	$6,459,516	$5,557,889	$17,771,996
Net proceeds on reinvestment of distributions	1,060,616	2,262,235	721,274	876,468
Shares redeemed	(5,393,085)	(12,555,013)	(3,989,669)	(2,358,710)

Net increase (decrease) in net assets	$(3,145,096)	$(3,833,262)	$2,289,494	$16,289,754

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)	Sun Capital Advisers Trust

	Initial Class Shares		Service Class Shares
	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
MONEY MARKET FUND (shares)
Shares sold	29,679,510	69,244,541	12,528,027	500,709
Shares issued as reinvestment of distributions	1,810,966	6,083,067	52,472	68,280
Shares redeemed	(30,466,674)	(66,380,014)	(2,359,668)	(103,682)

Net increase (decrease) in shares outstanding	1,023,802	8,947,594	10,220,831	465,307
Beginning of period	129,113,141	120,165,547	1,739,691	1,274,384

End of period	130,136,943	129,113,141	11,960,522	1,739,691

MONEY MARKET FUND ($)
Net proceeds from sales	$29,679,510	$69,244,541	$12,528,027	$500,709
Net proceeds on reinvestment of distributions	1,810,966	6,083,067	52,472	68,280
Shares redeemed	(30,466,674)	(66,380,014)	(2,359,668)	(103,682)

Net increase (decrease) in net assets	$1,023,802	$8,947,594	$10,220,831	$465,307

GLOBAL REAL ESTATE FUND (shares)
Shares sold	72,217	684,637	489,581	3,895,525
Shares issued as reinvestment of distributions	—	731,377	—	952,570
Shares redeemed	(746,798)	(1,548,876)	(544,574)	(122,564)

Net increase (decrease) in shares outstanding	(674,581)	(132,862)	(54,993)	4,725,531
Beginning of period	4,793,593	4,926,455	8,802,320	4,076,789

End of period	4,119,012	4,793,593	8,747,327	8,802,320

GLOBAL REAL ESTATE FUND ($)
Net proceeds from sales	$1,309,861	$15,105,931	$9,726,242	$92,337,279
Net proceeds on reinvestment of distributions	—	14,144,828	—	19,870,607
Shares redeemed	(13,631,089)	(35,262,977)	(10,500,934)	(3,196,941)

Net increase (decrease) in net assets	$(12,321,228)	$(6,012,218)	$(774,692)	$109,010,945

DAVIS VENTURE VALUE FUND (shares)
Shares sold	100,336	352,493	2,508,879	2,055,246
Shares issued as reinvestment of distributions	—	23,987	—	5,391
Shares redeemed	(546,356)	(1,168,496)	(22,548)	(23,367)

Net increase (decrease) in shares outstanding	(446,020)	(792,016)	2,486,331	2,037,270
Beginning of period	3,873,852	4,665,868	2,039,355	2,085

End of period	3,427,832	3,873,852	4,525,686	2,039,355

DAVIS VENTURE VALUE FUND ($)
Net proceeds from sales	$1,306,350	$4,846,001	$32,321,236	$28,353,462
Net proceeds on reinvestment of distributions	—	323,114	—	72,502
Shares redeemed	(7,015,202)	(15,976,603)	(285,774)	(329,269)

Net increase (decrease) in net assets	$(5,708,852)	$(10,807,488)	$32,035,462	$28,096,695

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)	Sun Capital Advisers Trust

	Initial Class Shares		Service Class Shares
	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
OPPENHEIMER MAIN STREET SMALL CAP FUND (shares)
Shares sold	251,523	480,543	3,388,024	7,627,770
Shares issued as reinvestment of distributions	—	695,101	—	575,555
Shares redeemed	(762,305)	(1,380,644)	(342,277)	(4,813)

Net increase (decrease) in shares outstanding	(510,782)	(205,000)	3,045,747	8,198,512
Beginning of period	5,603,211	5,808,211	8,200,188	1,676

End of period	5,092,429	5,603,211	11,245,935	8,200,188

OPPENHEIMER MAIN STREET SMALL CAP FUND ($)
Net proceeds from sales	$2,858,605	$6,505,454	$39,978,120	$111,930,198
Net proceeds on reinvestment of distributions	—	9,223,990	—	7,562,789
Shares redeemed	(9,110,934)	(20,829,036)	(4,011,758)	(70,875)

Net increase (decrease) in net assets	$(6,252,329)	$(5,099,592)	$35,966,362	$119,422,112

OPPENHEIMER LARGE CAP CORE FUND (shares)
Shares sold	15,088	116,389	102,703	320,611
Shares issued as reinvestment of distributions	—	38,812	—	49,789
Shares redeemed	(46,827)	(140,137)	(45,330)	(78,528)

Net increase (decrease) in shares outstanding	(31,739)	15,064	57,373	291,872
Beginning of period	514,993	499,929	707,907	416,035

End of period	483,254	514,993	765,280	707,907

OPPENHEIMER LARGE CAP CORE FUND ($)
Net proceeds from sales	$150,519	$1,443,134	$1,018,359	$4,067,128
Net proceeds on reinvestment of distributions	—	418,401	—	549,666
Shares redeemed	(460,649)	(1,740,225)	(459,008)	(999,889)

Net increase (decrease) in net assets	$(310,130)	$121,310	$559,351	$3,616,905

FI LARGE CAP GROWTH FUND (shares)*
Shares sold	30,781	230,312	194,996	224,059
Subscriptions in-kind **	—	7,504,352	—	3,598,563
Shares issued as reinvestment of distributions	—	14,919	—	7,914
Shares redeemed	(738,986)	(1,864,608)	(430,470)	(1,102,785)

Net increase (decrease) in shares outstanding	(708,205)	5,884,975	(235,474)	2,727,751
Beginning of period	5,884,975	—	3,109,620	381,869

End of period	5,176,770	5,884,975	2,874,146	3,109,620

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)	Sun Capital Advisers Trust

	Initial Class Shares		Service Class Shares
	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
FI LARGE CAP GROWTH FUND ($)*
Net proceeds from sales	$289,684	$2,407,392	$1,840,643	$2,324,019
Subscription-in-kind**	—	78,270,388	—	37,533,015
Net proceeds on reinvestment of distributions	—	157,990	—	83,653
Shares redeemed	(6,980,662)	(19,517,679)	(4,054,480)	(11,648,984)

Net increase (decrease) in net assets	$(6,690,978)	$61,318,091	$(2,213,837)	$28,291,703

BLUE CHIP MID CAP FUND (shares)***
Shares sold	164,650	229,932	1,003,807
Shares issued as reinvestment of distributions	—	940,595	—
Shares redeemed	(710,757)	(1,380,043)	(7,090)

Net increase (decrease) in shares outstanding	(546,107)	(209,516)	996,717
Beginning of period	4,760,837	4,970,353	—

End of period	4,214,730	4,760,837	996,717

BLUE CHIP MID CAP FUND ($)***
Net proceeds from sales	$2,687,805	$4,709,517	$17,422,232
Net proceeds on reinvestment of distributions	—	16,582,692	—
Shares redeemed	(12,050,971)	(27,810,794)	(122,540)

Net increase (decrease) in net assets	$(9,363,166)	$(6,518,585)	$17,299,692

LORD ABBETT GROWTH & INCOME FUND (shares)***
Shares sold	31,167		74,877
Shares issued as reinvestment of distributions	—		—
Shares redeemed	(2,898)		(2,427)

Net increase in shares outstanding	28,269		72,450
Beginning of period	100,000		100,000

End of period	128,269		172,450

LORD ABBETT GROWTH & INCOME FUND ($)***
Net proceeds from sales	$316,565		$770,945
Net proceeds on reinvestment of distributions	—		—
Shares redeemed	(27,612)		(23,939)

Net increase in net assets	$288,953		$747,006

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)	Sun Capital Advisers Trust

	Initial Class Shares	Service Class Shares
	Six Months Ended June 30, 2008** (Unaudited)	Six Months Ended June 30, 2008** (Unaudited)
GOLDMAN SACHS MID CAP VALUE FUND (shares)***
Shares sold	90,220	170,863
Shares issued as reinvestment of distributions	—	—
Shares redeemed	(7,631)	(39,885)

Net increase in shares outstanding	82,589	130,978
Beginning of period	150,000	150,000

End of period	232,589	280,978

GOLDMAN SACHS MID CAP VALUE FUND ($)***
Net proceeds from sales	$979,194	$1,849,245
Net proceeds on reinvestment of distributions	—	—
Shares redeemed	(79,939)	(429,352)

Net increase in net assets	$899,255	$1,419,893

GOLDMAN SACHS SHORT DURATION FUND (shares)***
Shares sold	176,158	3,680,045
Shares issued as reinvestment of distributions	918	7,642
Shares redeemed	(16,077)	(52,455)

Net increase in shares outstanding	160,999	3,635,232
Beginning of period	200,000	200,000

End of period	360,999	3,835,232

GOLDMAN SACHS SHORT DURATION FUND ($)***
Net proceeds from sales	$1,734,062	$36,493,796
Net proceeds on reinvestment of distributions	9,091	75,516
Shares redeemed	(158,557)	(517,017)

Net increase in net assets	$1,584,596	$36,052,295

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)	Sun Capital Advisers Trust

	Initial Class Shares	Service Class Shares
	Six Months Ended June 30, 2008 (Unaudited)	Six Months Ended June 30, 2008 (Unaudited)
PIMCO HIGH YIELD FUND (shares)***
Shares sold	—	251,359
Shares issued as reinvestment of distributions	2,826	5,052
Shares redeemed	—	(7,685)

Net increase in shares outstanding	2,826	248,726
Beginning of period	150,000	150,000

End of period	152,826	398,726

PIMCO HIGH YIELD FUND ($)***
Net proceeds from sales	$—	$2,583,074
Net proceeds on reinvestment of distributions	28,991	51,705
Shares redeemed	—	(79,159)

Net increase in net assets	$28,991	$2,555,620

*	Initial Class Shares for the FI Large Cap Growth Fund commenced on April 7, 2007 and share activity presented is for the period April 2, 2007 to December 31, 2007.
**	During the year ended December 31, 2007, FI Large Cap Growth Fund received securities with a value of $115,803,403 in exchange for 11,102,915 fund shares.
***	The Lord Abbett Growth & Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Short Duration Fund, PIMCO High Yield Fund and the Service Class for the Blue Chip Mid Cap Fund commenced operations on March 7, 2008 and share activity presented is for the period March 7, 2008 to June 30, 2008.

NOTE F — LINE OF CREDIT

The Trust has entered into a $20 million committed unsecured revolving line of credit (the “Agreement”) primarily for temporary or emergency purposes. The Money Market Fund is not a party to this Agreement.

Interest is charged to each Fund based on its borrowings at a rate equal to the overnight federal funds rate plus 0.50% per annum. In addition, a commitment fee on the daily unused portion of the $20 million committed line is allocated among the participating Funds at the end of each calendar quarter. During the six months ended June 30, 2008, the following Funds had borrowings and commitment fees under this Agreement as follows:

Fund	Maximum Loan	Average Daily Amount of Loan	Weighted Average Interest Rate	Commitment Fees
Investment Grade Bond	$—	$—	—%	$437
Global Real Estate	—	—	—	1,684
Davis Venture Value.	—	—	—	506

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)	Sun Capital Advisers Trust

Fund	Maximum Loan	Average Daily Amount of Loan	Weighted Average Interest Rate	Commitment Fees
Oppenheimer Main Street Small Cap.	$2,728,000	$14,989	3.00%	$1,192
Oppenheimer Large Cap Core	—	—	—	80
FI Large Cap Growth	1,696,000	20,857	3.89	508
Blue Chip Mid Cap	154,000	3,385	4.69	507
Lord Abbett Growth & Income	—	—	—	14
Goldman Sachs Mid Cap Value	—	—	—	21
Goldman Sachs Short Duration	—	—	—	72
PIMCO High Yield	—	—	—	24

As of June 30, 2008, only Oppenheimer Main Street Small Cap Fund had outstanding borrowings in the amount of $2,728,000 under this Agreement.

NOTE G — INDEMNIFICATION

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

OTHER INFORMATION (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES AND VOTING RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (i) without charge, upon request, by calling (800) 432-1102 x 1687 and (ii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Funds file their complete schedule of investments with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q are (i) available on the SEC’s website at www.sec.gov; and (ii) available for review and copying at the SEC’s Public Reference Room in Washington, D.C. Information about the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

ADVISORY CONTRACT APPROVALS

SC Lord Abbett Growth and Income Fund

SC Goldman Sachs Mid Cap Value Fund

SC Goldman Sachs Short Duration Fund

SC PIMCO High Yield Fund

Factors Considered by the Board of Trustees (the “Board” or “Trustees”) in Approving each Fund’s Investment Advisory Agreements.

The Funds’ Board approved the initial investment advisory and management agreement and sub-advisory agreement for each Fund listed above (each, a “Fund” and, collectively, the “Funds”) at a meeting held in May 2007. In terms of the process that the Trustees followed prior to approving each investment advisory and management agreement and each sub-advisory agreement (together, the “investment advisory agreements”), shareholders should know that:

*	At present and throughout the approval process, all but one of the Funds’ Trustees, including the Board’s chairman, have been and continue to be independent of Sun Capital Advisers LLC (“Sun Capital”), each subadviser, and their respective affiliates (“Independent Trustees”).

*	In connection with reviewing the Funds’ investment advisory agreements, the Independent Trustees met on multiple occasions to discuss and consider the proposed arrangements, and were advised by, and met privately with, their independent legal counsel.

*	The Board engaged in a thorough review of each Fund’s investment advisory agreements. In this connection, the Board reviewed a wide range of materials furnished by Sun Capital and each subadviser prior to reaching these decisions.

*	In connection with reviewing the Funds’ investment advisory agreements, the Board also reviewed the terms of the Funds’ Rule 12b-1 plans, distribution agreement, servicing agreement and other material service agreements.

In determining to approve each Fund’s investment advisory agreements, the Board considered all factors that it believed relevant to the interests of the Fund and the variable contract owners funding insurance company separate accounts investing in the Fund, including but not limited to:

•

Fees and expenses. The investment advisory and investment sub-advisory fee schedules for each Fund, including (i) comparative information provided by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding investment advisory and sub-advisory fee rates paid to other advisers by

OTHER INFORMATION (Unaudited) (Continued)

similar funds; and (ii) as applicable, fee rates to be paid to Sun Capital and each subadviser by each Fund relative to those paid by similar funds and institutional accounts advised by such firms. The Board gave a lesser weight to fees paid by similar institutional accounts advised by such firms, in light of the material differences in the scope of services typically provided to mutual funds relative to institutional accounts. The Board also determined that, because Sun Capital is obligated to provide a broader range of services and to bear additional categories of expenses in return for the “unitary” investment management fee it will receive under each Fund’s investment advisory agreements than would be the case under a typical investment advisory agreement, it was most appropriate to examine and compare each Fund’s total operating expense ratio relative to the total operating expense ratios of other similar funds. The Board also noted that the investment sub-advisory fees paid to each Fund’s subadviser are paid by Sun Capital out of its fee, not by the Fund. Taking into account the foregoing, the Board concluded that the fee schedules for each Fund represent reasonable compensation in light of the nature, extent and quality of the investment services expected to be provided to each such Fund.

•	Economies of scale. Given the uncertainty regarding each Fund’s size and related operating costs, the Board deferred its evaluation of economies of scale to a future date.

•

Profitability; Other benefits to Sun Capital. Because the Funds had not yet commenced operations, no information regarding Sun Capital’s costs and profits from providing investment advisory services to the Funds could be considered by the Board. The Board did review and consider the fees to be paid to and services to be provided by Sun Capital and its affiliates to each Fund for non-advisory services, such as distribution (including fees paid pursuant to Rule 12b-1 plans). The Board also considered other potential benefits to Sun Capital and its affiliates from their relationships with the Funds, including the role of the Funds in supporting the variable products sponsored by Sun Life Financial Inc., which indirectly wholly-owns Sun Capital. The Board also considered the entrepreneurial risk associated with launching new funds.

•

Investment performance. Because the Funds had not yet commenced operations, no information relating to the Funds’ past performance could be considered by the Board. The Board did consider Sun Capital’s experience with overseeing the management of other funds, and each subadviser’s experience with managing other similar funds and/or accounts.

•

Nature, quality and extent of services. The Board considered, among other things, Sun Capital’s and each subadviser’s personnel (including in particular those personnel with responsibilities for providing services to the Funds), resources, policies and investment processes. The Board also considered Sun Capital’s representation that it was satisfied with the resources, compliance program and level of commitment expected to be put forth by each subadviser and its recommendation that each sub-advisory agreement be approved. The Board also considered the terms of the investment advisory agreements, including the broader scope of services and expenses to be provided and assumed under the investment advisory agreements as compared to typical investment advisory agreements. The Board concluded that the quality and range of services expected to be provided by Sun Capital and each subadviser should benefit each Fund and the variable contract owners funding insurance company separate accounts investing in the Fund.

•

Brokerage practices. The Board considered the practices of Sun Capital and each subadviser regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Funds, including the brokers’ and dealers’ provision of brokerage and research services to Sun Capital and each subadviser. The Board indicated that it would monitor the allocation of each Fund’s brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

•

Compliance. The Board considered Sun Capital’s and each subadviser’s commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered Sun Capital’s continued commitment of attention and resources to compliance functions relevant to the Funds’ operations.

OTHER INFORMATION (Unaudited) (Continued)

After due consideration of these and other factors that it considered relevant, the Board determined to approve each Fund’s investment advisory and management agreement and investment sub-advisory agreement, and concluded that the approval of such agreements was in the best interest of each Fund and the variable contract owners funding insurance company separate accounts investing in the Fund.

In reaching this conclusion, the Board did not give particular weight to any single factor noted above. The Board considered these factors over the course of multiple meetings, certain of which were held in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the investment advisory agreements.

SC Oppenheimer Large Cap Core Fund (the “Fund”)

Factors Considered by the Board of Trustees in Approving the Fund’s Sub-Advisory and Sub-Sub-Advisory Agreements.

The Fund’s Board approved the Fund’s initial sub-advisory agreement with OppenheimerFunds, Inc. and its initial sub-sub-advisory agreement with OFI Institutional Asset Management, Inc. (together with OppenheimerFunds, Inc., the “subadvisers”) at meetings held in February 2008. The appointment of the subadvisers had been proposed by Sun Capital as part of a broader set of proposals intended to improve Fund performance and attract additional assets. In order to address these issues, Sun Capital recommended that the Fund’s investment strategy be changed from an “all capitalization” strategy to a “large cap core” strategy, and that the Fund retain a subadviser with appropriate expertise and experience to implement such strategy. Previously, the Fund had been managed directly by Sun Capital.

In terms of the process that the Trustees followed prior to approving the sub-advisory and sub-sub-advisory agreements (together, the “sub-advisory agreements”), shareholders should know that:

*	At present and throughout the approval process, all but one of the Fund’s Trustees, including the Board’s chairman, have been and continue to be Independent Trustees, independent of Sun Capital, each subadviser, and their respective affiliates.

*	In connection with reviewing the Fund’s sub-advisory agreements, the Independent Trustees met on multiple occasions to discuss and consider the proposed arrangements, and were advised by, and met privately with, their independent legal counsel.

*	The Board engaged in a thorough review of the Fund’s sub-advisory agreements. In this connection, the Board reviewed a wide range of materials furnished by Sun Capital and the subadvisers prior to reaching its decisions.

In determining to approve the Fund’s sub-advisory agreements, the Board considered all factors that it believed relevant to the interests of the Fund and the variable contract owners funding insurance company separate accounts investing in the Fund, including but not limited to:

•

Fees and expenses. The proposed investment sub-advisory fee schedules for the Fund, including (i) comparative information provided by Lipper regarding investment advisory and sub-advisory fee rates paid to other advisers by similar funds; and (ii) fee rates to be paid to the subadviser by the Fund relative to those paid by similar funds and institutional accounts advised by such firms. The Board gave a lesser weight to fees paid by similar institutional accounts advised by such firms, in light of the material differences in the scope of services typically provided to mutual funds relative to institutional accounts. The Board noted that the investment sub-advisory fees paid to the subadviser are paid by Sun Capital out of its investment advisory fee (and that the sub-sub-advisory fees are paid by the subadviser out of its sub-advisory fee), not by the Fund. Taking into account the foregoing, the Board concluded that the proposed sub-advisory fee schedules represented reasonable compensation in light of the nature, extent and quality of the investment services expected to be provided to the Fund.

OTHER INFORMATION (Unaudited) (Continued)

•

Economies of scale. The Board observed that the proposed sub-advisory fees contain breakpoints. The Board considered that while the Fund’s current investment advisory fee schedule does not contain breakpoints, Sun Capital had committed to consider breakpoints to the extent the Fund’s assets under management increase to more substantial, scaleable levels in the future. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund, Sun Capital and the subadvisers of such economies of scale as may exist in the management of the Fund at current asset levels.

•

Profitability; Other benefits to Sun Capital. The Board observed that Sun Capital had reported that it was operating the Fund at a net loss during the Board’s 2007 contract review, and would consider updated information later in 2008 in connection with its 2008 contract review. In analyzing Sun Capital’s and its affiliates’ costs and profits in connection with its annual contract review, the Board also reviews and considers the fees paid to and services provided by Sun Capital and its affiliates to the Fund for non-advisory services, such as distribution (including fees paid pursuant to Rule 12b-1 plans). The Board also considers other benefits to Sun Capital and its affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable products sponsored by Sun Capital’s parent company, Sun Life Financial Inc..

•

Performance. The Board considered the investment performance of the Fund, both absolute and relative to various benchmarks and industry peer groups, including comparative information provided by Lipper regarding the Fund’s performance relative to other similar funds. The Board observed that the Fund had underperformed its benchmark and peer group averages during recent periods. Because the subadvisers had not yet taken responsibility for the day-to-day management of the Fund’s assets, and the Fund would be managed pursuant to a different investment strategy, information regarding the Fund’s past performance was considered for the limited purpose of concluding that changes to the Fund’s strategy were appropriate. The Board also considered the subadvisers’ experience and track record managing other similar funds and/or accounts.

•

Nature, quality and extent of services. The Board considered, among other things, the subadvisers’ personnel (including in particular those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. In addition to meeting with representatives of the subadvisers, the Board also considered, among other things, Sun Capital’s representation that it was satisfied with the resources, compliance program and level of commitment expected to be put forth by the subadvisers and its recommendation that the sub-advisory agreements be approved. The Board considered that the types of services to be provided under the sub-advisory agreements were comparable to those typically found in agreements of such type. In this regard, the Board concluded that the quality and range of services expect to be provided by the subadvisers should benefit the Fund and the variable contract owners funding insurance company separate accounts invested in the Fund.

•

Brokerage practices. The Board considered the practices of the subadvisers regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including the brokers’ and dealers’ provision of brokerage and research services to the subadvisers. The Board indicated that it would continue to monitor the allocation of the Fund’s brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

•

Compliance. The Board considered the subadvisers’ commitment to and record of compliance, including their written compliance policies and procedures. The Board also considered Sun Capital’s continued commitment of attention and resources to subadviser oversight and other compliance functions relevant to the Fund’s operations.

As part of its deliberations, the Board also took into account certain information that it received in connection with its 2007 contract renewal process. After due consideration of these and other factors that it considered relevant, the Board determined to approve the sub-advisory agreements, and concluded that the approval of such agreements was in the best interest of the Fund and the variable contract owners funding insurance company separate accounts invested in the Fund.

OTHER INFORMATION (Unaudited) (Continued)

In reaching this conclusion, the Board did not give particular weight to any single factor noted above. The Board considered these factors over the course of multiple meetings, certain of which were held in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the sub-advisory agreements.

SC WMC Large Cap Growth Fund (the “Fund”)

Factors Considered by the Board of Trustees in Approving the Fund’s Sub-Advisory Agreement

At meetings held in May 2008, the Fund’s Board approved the Fund’s initial sub-advisory agreement with Wellington Management Company, LLP (“Wellington” or the “subadviser”), effective as of August 1, 2008. The appointment of Wellington had been proposed by Sun Capital as part of an effort to improve Fund performance. In order to address the Fund’s performance issues, Sun Capital conducted a review of investment management firms with expertise in managing assets in a “large cap growth” strategy. Following this review, Sun Capital recommended that the Board terminate the Fund’s sub-advisory agreement with Pyramis Global Advisors, LLC, and retain Wellington as the Fund’s new subadviser.

In terms of the process that the Trustees followed prior to approving the new sub-advisory agreement with Wellington (the “sub-advisory agreement”), shareholders should know that:

*	At present and throughout the approval process, all but one of the Fund’s Trustees, including the Board’s chairman, have been and continue to be Independent Trustees, independent of Sun Capital, the subadviser, and their respective affiliates.

*	In connection with reviewing the Fund’s sub-advisory agreement, the Independent Trustees met on multiple occasions to discuss and consider the proposed arrangements, and were advised by, and met privately with, their independent legal counsel.

*	The Board engaged in a thorough review of the Fund’s sub-advisory agreement. In this connection, the Board reviewed a wide range of materials furnished by Sun Capital and Wellington prior to reaching its decisions.

In determining to approve the Fund’s sub-advisory agreement, the Board considered all factors that it believed relevant to the interests of Fund and the variable contract owners funding insurance company separate accounts invested in the Fund, including but not limited to:

•

Fees and expenses. The proposed investment sub-advisory fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment advisory and sub-advisory fee rates paid to other advisers by similar funds; and (ii) fee rates to be paid to the subadviser by the Fund relative to those paid by similar funds and institutional accounts advised by such firm. The Board gave a lesser weight to fees paid by similar institutional accounts advised by the subadviser, in light of the material differences in the scope of services typically provided to mutual funds relative to institutional accounts. The Board noted that the sub-advisory fees paid to the subadviser will be paid by Sun Capital out of its investment advisory fee, not by the Fund. Taking into account the foregoing, the Board concluded that the proposed sub-advisory fee schedule represented reasonable compensation in light of the nature, extent and quality of the investment services expected to be provided to the Fund.

•

Economies of scale. The Board observed that the Fund’s investment advisory and proposed sub-advisory fee schedules contain breakpoints and, accordingly, reflect the potential to share economies of scale. The Board concluded that the Fund’s fee schedules represent an appropriate sharing between the Fund, Sun Capital and Wellington of such economies of scale as may exist in the management of the Fund at current asset levels.

•

Profitability; Other benefits to Sun Capital. The Board reviewed Sun Capital’s profitability from managing the Fund in connection with its 2007 contract review and will review updated information later in 2008 in connection with its 2008 contract review. In analyzing Sun Capital’s and its affiliates’ costs and profits in

OTHER INFORMATION (Unaudited) (Continued)

connection with its annual contract review, the Board also reviews and considers the fees paid to and services provided by Sun Capital and its affiliates to the Fund for non-advisory services, such as distribution (including fees paid pursuant to Rule 12b-1 plans). The Board also considers other benefits to Sun Capital and its affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable products sponsored by Sun Capital’s parent company, Sun Life Financial Inc..

•

Performance. The Board considered the investment performance of the Fund, both absolute and relative to various benchmarks and industry peer groups, including comparative information provided by Lipper regarding the Fund’s performance relative to other similar funds. The Board observed that the Fund had underperformed its benchmark and peer group averages during recent periods. Because Wellington had not yet taken responsibility for the day-to-day management of the Fund’s assets, information regarding the Fund’s past performance was considered for the limited purpose of concluding that changes to the Fund’s strategy were appropriate. The Board also considered Wellington’s experience and track record managing other similar funds and/or accounts.

•

Nature, quality and extent of services. The Board considered, among other things, the subadviser’s personnel (including in particular those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. In addition to meeting with representatives of the subadviser, the Board also considered, among other things, Sun Capital’s representation that it was satisfied with the resources, compliance program and level of commitment expected to be put forth by the subadviser and its recommendation that the sub-advisory agreement be approved. The Board considered that the types of services to be provided under the sub-advisory agreement were comparable to those typically found in agreements of such type. In this regard, the Board concluded that the quality and range of services expect to be provided by the subadviser should benefit the Fund and the variable contract owners funding insurance company separate accounts invested in the Fund.

•

Brokerage practices. The Board considered the practices of the subadviser regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including the brokers’ and dealers’ provision of brokerage and research services to the subadviser. The Board indicated that it would continue to monitor the allocation of the Fund’s brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

•

Compliance. The Board considered the subadviser’s commitment to and record of compliance, including its written compliance policies and procedures. The Board also considered Sun Capital’s continued commitment of attention and resources to subadviser oversight and other compliance functions relevant to the Fund’s operations.

As part of its deliberations, the Board also took into account certain information that it received in connection with its 2007 contract renewal process. After due consideration of these and other factors that it considered relevant, the Board determined to approve the sub-advisory agreement, and concluded that the approval of such agreement was in the best interest of the Fund and the variable contract owners funding insurance company separate accounts invested in the Fund.

In reaching this conclusion, the Board did not give particular weight to any single factor noted above. The Board considered these factors over the course of multiple meetings, certain of which were held in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the sub-advisory agreements.

Sun Capital Advisers Trust

TRUSTEES AND OFFICERS

Michael P. Castellano, Trustee

Dawn-Marie Driscoll, Trustee

William N. Searcy, Jr., Chairman, Trustee

James M.A. Anderson, President, CEO and Trustee

James F. Alban, Treasurer and CFO

Joseph L. Ciardi, Chief Compliance Officer

Maura A. Murphy, Secretary

INVESTMENT ADVISER

Sun Capital Advisers LLC

One Sun Life Executive Park

Wellesley Hills, MA 02481

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT

State Street Bank & Trust Company

1 Lincoln Street

Boston, MA 02111

LEGAL COUNSEL

Wilmer Cutler Pickering Hale and Dorr LLP

60 State Street

Boston, MA 02109

This report must be preceded or accompanied by a prospectus for Sun Capital Advisers Trust which includes more information about charges and expenses. Please read the prospectus carefully before you invest or send money.

Item 2.	Code of Ethics.

Not applicable to semi-annual report

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

Included in stockholder report filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented since the registrant’s most recent disclosure to this Item.

Item 11.	Controls and Procedures.

(a)	Based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There have been no significant changes in the registrant’s internal control over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Not applicable to semi-annual report.

(a)	(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, are filed herewith.

(a)	(3)	Not applicable.

(b)		The certification required by Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SUN CAPITAL ADVISERS TRUST

By (Signature and Title)*	/s/ JAMES M.A. ANDERSON
James M.A. Anderson, President

Date: August 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JAMES M.A. ANDERSON
James M.A. Anderson, President
(Chief Executive Officer)

Date: August 25, 2008

By (Signature and Title)*	/s/ JAMES F. ALBAN
James F. Alban, Treasurer
(Chief Financial Officer)

Date: August 25, 2008

*	Print name and title of each signing officer under his or her signature.